united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/21

Amended to correct the language in response to Item 11(b) of Form N-CSR on the initial filing. There is no change to the financial statements and no impact to the documents made available to shareholders.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN
1994
25
2019
YEARS

ANNUAL REPORT

September 30, 2021

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432441

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432763
C	TSGCX	887432672

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

September 30, 2021

Dear Shareholder,

As you review the details of our various funds on the following pages, you may not recall the substantial negative effect the Covid-19 pandemic and resultant economic shutdown had on the capital markets in the middle months of 2020 (i.e., February thru September). I am pleased to report, however, that we recovered nicely during this current fiscal year. Hence, although our performance (10-1-20 thru 9-30-21) varies among our funds, nearly all were strongly up. Among our better performers were our domestic equity funds (i.e. Small-Cap Value, Large/Mid-Cap Value, Aggressive Growth and Large/Mid-Cap Growth) along with our International and Israel Common Values Funds while our weakest performer was Fixed Income. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

The positive returns we experienced in fiscal 2021 are, we believe, in large part the result the momentum created by our country’s prior leadership during this period and the positive pro-business agenda President Trump was pursuing. With the new administration in place, we are maintaining a more cautious outlook for our economy and, therefore the equity markets. Timothy Partners, Ltd, (the “Advisor”) has always attempted to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For more complete information about the individual funds, please read each of the sub-advisor’s annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Timothy Plan Aggressive Growth Fund Letter from the Manager – September 30, 2021

At this this time last year we wrote that the 12-month period ending 9/30/20 was “unlike any other witnessed in U.S. history” — the onset of COVID (with U.S. deaths peaking at over 23,000 per week), a 31% contraction in GDP in the second quarter, 21.4 million jobs lost in just March/April ’20, the S&P500 down 34% in 5 weeks. It can’t be overstated how much better the subsequent 12 months were. COVID vaccines came to market in record time with effectiveness beyond almost anyone’s expectations; close to 80% of the U.S. population has received at least one dose. This, along with trillions of dollars of monetary and fiscal stimulus has brought about a strong economic and labor-market recovery (real GDP growth over 6%, and the unemployment rate down to 5.2%). And, in response, the stock market – which had already bounced back very nicely last spring & summer, was up another 30% (S&P500) in the year ending this September. This is not to say that everything has been smooth sailing: the transition to a new presidency was marred by the riot at the Capitol, the Delta variant brought about another spike in COVID cases and deaths, supply chain issues have led to shortages in key areas of the economy, and Biden’s proposed budget & tax plan has led to another political stalemate, as of this writing. The supply chain issues, in particular, have created risk for the upcoming earnings season; we will be watching very closely to see which companies are vulnerable and which are navigating the environment the best.

The Fund returned 0.7% in the September 2021 quarter, 12.2% year to date, and 34.2% for Class I over the last 12 months. This compares to the Russell Midcap Growth Index that returned -0.8% in the past quarter, 9.6% year to date, and 30.4% over the last 12 months.

The 530 basis point outperformance over the past 12 months was broad-based, with every major sector outperforming its respective benchmark. The greatest relative outperformance was seen in the healthcare, industrials, and consumer discretionary sectors. The healthcare sector had the strongest performance, as both a modest overweighting as well as superior stock selection generating notable alpha.

The Fund’s top overall contributor on a relative basis over the last 12 months was Rapid7 (3.3% avg. weight), which returned 85%. Rapid7 is a cybersecurity software company whose focused on enterprise’s Vulnerability Management. The continued rise of cybersecurity crime has led to a strong tailwind for the entire industry. Another strong performer within the tech sector was Lam Research (1.7%), which returned 98% over the past 12 months. Lam Research is one of the leading global semiconductor equipment manufacturers that is experiencing tremendous growth as the semiconductor industry is rapidly expanding to meet extraordinarily high demand levels. Lastly, Monolithic Power Systems (3.5%) was another standout performer, returning 74%. Monolithic Power Systems is a semiconductor company that designs and manufacturers power management systems utilized in the telecom, cloud computing, and industrial applications.

In general, we didn’t have too many dramatic underperformers. Our largest relative underperformer was down a modest 9% over the past twelve months. While Fidelity National (0.9%) met all of its revenue and earnings targets, the stock was a lackluster performer as investors rotated away from the merchant payment processors industries into other industries that are experiencing higher organic growth rates. Another underperformer was Sunrun (0.9%), which was down 43% over the year. Sunrun is a leading national solar panel and energy storage residential system provider. While the company continues to execute well, in hindsight the stock along with the entire solar industry complex was overvalued post the election last year, leading to the underperformance over the past year. We continue to be excited about the long-term potential for Sunrun, and we are retaining our position in the security.

We are cautious in our near-term earnings outlook for the overall market given the many headwinds being seen currently. Whereas earlier this year most managements’ concerns were related to passing on price increases, those concerns are now being replaced by supply chain interruptions. The most recent wave of COVID19 has led to significant interruptions in manufacturing and transport in Southeast Asia, and that is having a significant ripple effect throughout the world. We are all witnessing the downside of a globally interconnected supply chain, which will only further accelerate the nascent trend of onshoring. The most significant interruptions are still being seen in the semiconductor industry, with lead times for nearly all chips doubling over the past few months; that is leading auto manufacturers to forecast a much slower production cadence for 2022. Other supply chain issues are leading to a slowdown in the homebuilding industry. All these factors are leading us to focus the portfolio on sectors that do not face these pressures, sectors such as the pharma/biotech sector and the software sector. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

The Timothy Plan International Fund
Letter from The Manager - September 30, 2021

Global equity markets had a strong performance during the fiscal year as vaccines and re-opening momentum boosted markets and the Fund participated nicely. The Fund continued its positive outperformance trend and handily beat its benchmark MSCI All Country World ex. US Index this year with a combination of great sector allocation and stock selection. From a sector standpoint, an overweight to outperforming Technology sector and underweights to underperforming Consumer Staples, Communications Services, and Real Estate helped the relative performance. From a stock standpoint, great stock selection in Industrials, Technology, and Health Care led the outperformance. The Fund’s outperformance was driven by companies such as Hong Kong-based power tools manufacturer Techtronic Industries, owner of popular power tools brands Ryobi and Milwaukee. Moreover, notable performers for the Fund included equipment rentals company Ashtead Group that owns the Sunbelt brand, Norwegian energy leader Equinor, and semiconductor technology leader ASML Holding. From a country standpoint, an underweight to China and overweight to Norway and the Netherlands was helpful. Positive country stock selection was led by Hong Kong, Japan, Belgium while stock selection in Germany, Italy and France was more challenging.

2020 was a momentous year not to be forgotten. TIME magazine put it best on its cover: “2020: The Worst Year Ever.” It was a tough period on all fronts as the global pandemic took the lives of hundreds of thousands and triggered a global recession. While 2020 was a bear market for humans, global equities rallied sharply, particularly during the last quarter of 2020 as visions of vaccine stocking stuffers danced in investor’s heads. The positive momentum carried into 2021 and equity markets followed along as corporate earnings were revised upwards throughout the year as re-opening momentum and pricing power led to robust corporate results. The Fund benefitted from being well positioned with structural growth stories and re-opening plays during the fiscal year.

Economic growth across Europe and parts of Asia accelerated in 2021 and remains well supported by strong consumer spending. Growth is likely to remain above trend over the coming quarters. Inflation is the major debate of the day with most central bankers arguing that elevated inflation is transitory while consumers suffer much higher prices and shortages of autos, groceries, furniture, housing, and many other items. Despite the elevated inflation levels, global central banks are likely to keep accommodative policies for longer even though they may begin to taper their bond buying in the coming months.

While volatility in equity markets has increased with higher inflation and shifting central bank policies, earnings results should remain well underpinned by robust re-opening momentum, strong consumer spending, and pricing power. We remain committed to a disciplined and consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

September 30, 2021

Dear Timothy Plan Large/Mid-Cap Growth Fund Shareholder:

In 2019, Timothy Plan added four new Exchange Traded Funds to our diversified product line: Timothy Plan Large/Mid-Cap Core (TPLC), Timothy Plan High Dividend Stock (TPHD), Timothy Plan International Equity Fund (TPIF), and Timothy Plan Small Cap Core (TPSC). Also, in July, 2020 we added two new ETFs that contained a structured partial move to cash in the event of a substantial market decline: Timothy Plan Large-Mid Cap Core Enhanced (TPLE) and Timothy Plan High Dividend Stock Enhanced (TPHE). These are all smart beta index funds traded on the New York Stock Exchange. Since TPLC and TPLE fit nicely into the into the investment objective of our Large/Mid-Cap Growth Fund, we incorporated these two particular ETFs into the holdings of this fund so that:

●	Approximately 20% of the fund is now invested in a combination of TPLC and TPLE

●	And the remainder of the fund continues to be actively managed by our long-time sub-advisor, Chartwell Investment Partners.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Chartwell’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager – September 30, 2021

At this time last year, we wrote that the 12-month period ending 9/30/20 was “unlike any other witnessed in U.S. history” — the onset of COVID (with U.S. deaths peaking at over 23,000 per week), a 31% contraction in GDP in the second quarter, 21.4 million jobs lost in just March/April ’20, the S&P500 down 34% in 5 weeks. It can’t be overstated how much better the subsequent 12 months were. COVID vaccines came to market in record time with effectiveness beyond almost anyone’s expectations; over two-thirds of the U.S. population has received at least one dose. This, along with trillions of dollars of monetary and fiscal stimulus has brought about a strong economic and labor-market recovery (real GDP growth over 6%, and the unemployment rate down to 5.2%). And, in response, the stock market – which had already bounced back very nicely last spring & summer, was up another 30% (S&P500) in the year ending this September. This is not to say that everything has been smooth sailing: the transition to a new presidency was marred by the riot at the Capitol, the Delta variant brought about another spike in COVID cases and deaths, inflation is running higher than it has in over a decade (at 5%+), supply-chain issues have led to shortages in key areas of the economy, and Biden’s proposed budget & tax plan has led to another political stalemate, as of this writing. The supply -chain issues, in particular, have created risk for the upcoming earnings season; we will be watching very closely to see which companies are vulnerable and which are navigating the environment the best.

In stark contrast to last year, value stocks outperformed growth stocks in the 12- month period: Russell 1000 Value +35.0%; Russell 1000 Growth +27.3%. It was the first half of this period, however, that value led the charge. When the vaccine announcements from Pfizer and Moderna came out in November, the market took it as an “all-clear” signal for economic reopening, and as often occurs coming out of recessions, value took the baton from growth (R1V up 29.3% in the 6-month period, vs. R1G up 12.4%). This helped the Fund’s relative performance, as it is usually challenging when growth leads, as we can’t own many of the largest growth stocks in the benchmark index. Similarly, it is a tailwind for the fund if small stocks outperform large stocks, as also occurred during the past year (Russell 2000 +47.7% vs. S&P500 +30.0%).

The fund’s gross return was 33.6%, ahead of the 27.3% return of the benchmark Russell 1000 Growth Index. All of the outperformance came from stock selection, as sector allocation was a net negative (especially the underweight of Communication Services, which rose 46.2%). Technology was far and away the largest contributor from a stock standpoint, accounting for nearly 700 basis points. In software, Rapid7 (2.7%) gained 84.4%, EPAM Systems (2.6%) was up 76.4%, and Palo Alto Networks (2.2%) rose 95.8%. In semiconductors, Micron Technology (0%) and NXP Semiconductors (1.8%) rose 68.3% and 58.7% respectively. And in hardware, CDW (3.3%) gained 53.7%, and Western Digital (1.7%) was up 54.1%. These results in technology were especially encouraging, as we had to make up for 270 basis points of headwinds for not owning Alphabet (Google) and Microsoft (restricted). After Technology, the next-best selection was sourced from our holdings in Industrials, particularly Capital Goods. The strong economic recovery benefitted the likes of Honeywell (1.2%), up 30.7%, Trane Technologies (1.3%) +44.2%, and Emerson Electric (1.4%) +47.0%. The Fund’s largest shortfall came in the Health Care sector. Not owning some of the high-flyer Biotech stocks like Moderna (up 444%) was part of it, but we also had self-inflicted “misses” in Vertex Pharmaceutical (0.9%), down 33.3%, and Sarepta Therapeutics (0%), which fell 43.4%.

For the portfolio, there has been no change to our time -tested, bottom-up fundamental approach to managing large and mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. We have made some trades in Technology to reduce higher-valuation exposures. We have added to Consumer Discretionary, an area of underweight, as the recovery and reopening became more certain. Health Care remains an area of overweight, as we like the combination of secular growth and defensiveness. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

September 30, 2021

Dear Timothy Plan Small-Cap Value Fund Shareholder:

In 2019, Timothy Plan added four new Exchange Traded Funds to our diversified product line: Timothy Plan Large/Mid-Cap Core (TPLC), Timothy Plan High Dividend Stock (TPHD), Timothy Plan International Equity Fund (TPIF), and Timothy Plan Small Cap Core (TPSC). These are all smart beta index funds traded on the New York Stock Exchange. Since TPSC fits nicely into the into the investment objective of our Small-Cap Value Fund, we incorporated this ETF into the holdings of this fund so that:

●	Approximately 10% of the fund is now invested in TPSC.

●	And the remainder of the fund continues to be actively managed by our long-time sub-advisor, Westwood Capital Management.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Westwood’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

LETTER FROM THE MANAGER

September 30, 2021

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2021 and would like to thank you for entrusting your assets with us.

Looking back, the past twelve months have witnessed an incredible recovery unfold. From the initial announcement, equity markets have embraced the hope that vaccines, and now therapeutics, could see the end of the global pandemic that has ravaged the world. The rally that unfolded in November of 2020 was historic in magnitude with the S&P 500 Index gaining nearly 11% as not one but three prospective vaccine solutions emerged. The logistical challenges of deploying them across the U.S., given the requirements for transport and storage, appeared daunting as 2021 began. With the largest mobilization effort since the great World Wars, vaccinations across the U.S. began to pick up steam through the spring and caseloads began to fall as consumers and corporations were set free to go back into their world. Spending by both resumed in earnest, leading to supply shortages that persist today. Consumer confidence has rebounded and remained resilient as variants have emerged, bolstered by rising wages from a tight labor market and the wealth effect from increasing investments. This resurgence in spending and demand sparked inflation fears as prices for goods, like used cars, components, like semiconductors, and even commodities, like copper, spiked higher. Supply chain issues have expanded beyond the initial shortages and may persist for quite some time. This has led to some moderation of the economic growth projections; however, the backdrop remains optimistic for further recovery in corporate profits.

For the twelve months ending September 30, 2021, the Timothy Plan Small Cap Value Fund produced a net return of 51.33% for Class I while the Russell 2000 Index produced a return of 47.68%. Both stock selection and allocation tailwinds aided relative performance, overcoming continued headwinds from low quality and high beta securities. Many of these firms were facing financial distress prior to the optimism sparked by the vaccine announcements last November. Combined with the unprecedented stimulus efforts from central banks and governments, many firms heavily impacted with higher leverage or impaired business models were able to stave off financial distress and boost their equity prices dramatically from their lows. As has been the case before, these periods of market preference for loss-making stocks can persist over the short -term and early signs have emerged that leadership is returning to companies with strong fundamentals and higher quality attributes. This was notable in Health Care, where an underweight given a lack of exposure to biotechnology stocks, was a significant contributor to relative performance. Other areas saw more modest benefits, including Financials where banks and capital markets far outpaced gains seen elsewhere coupled with being overweight. Industrials and Consumer Staples were headwinds given strong absolute performance but with less favorable selections than some of the more cyclical areas.

Great Western Bancorp moved higher as the company agreed to be acquired at a premium and merge with another regional bank. PDC Energy rallied, as did crude oil prices, with management focused on generating cashflow and returns over higher levels of production given the current environment. Amkor Technology gained as the semiconductor cycle, particular for consumer devices including cellphones, served as a strong tailwind for demand for their products as operating leverage emerged to boost their margin profile. Oxford Industries rose as the company was well-positioned with their lifestyle brands, Tommy Bahama and Lilly Pulitzer, to capitalize on a consumer flush with cash as well as benefitting from a resumption of domestic travel. Sandy Spring Bancorp reported continued strong results, outpacing rivals, as their loan growth came with better net interest margins, not just better credit, which pushed shares higher.

Aveanna HealthCare Holdings posted solid results but investor concerns over nursing shortages and labor costs

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2021 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

3 Investing Where It Counts |

sent shares downward. Chuy’s Holdings moved lower despite admirable margin performance as same-store comparisons fell below expectations as varied policies created uneven restaurant hours as they worked back to full capacity. Avanos Medical, a recent purchase, faced challenging gross margin pressures leading to a reduction in forward guidance even as some dynamics should abate later this year. Healthcare Services Group declined as results have been impacted more than expected and their nursing home customers remain challenged by the pandemic. James River Group Holdings fell as the company had to raise equity capital to offset the losses as they worked to run-off the last part of their Uber liability from insuring their drivers in prior years.

The Small Cap Value team is focused on seeking well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that generate positive cash flows. Against the current backdrop, we feel our companies are well-positioned for superior relative returns in a post-pandemic world while weathering any volatility that may arise.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2021 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

4 Investing Where It Counts |

September 30, 2021

Dear Timothy Plan Large/Mid-Cap Value Fund Shareholder:

In 2019, Timothy Plan added four new Exchange Traded Funds to our diversified product line: Timothy Plan Large/Mid-Cap Core (TPLC), Timothy Plan High Dividend Stock (TPHD), Timothy Plan International Equity Fund (TPIF), and Timothy Plan Small Cap Core (TPSC). Also, in July, 2020 we added two new ETFs that contained a structured partial move to cash in the event of a substantial market decline: Timothy Plan Large-Mid Cap Core Enhanced (TPLE) and Timothy Plan High Dividend Stock Enhanced (TPHE). These are all smart beta index funds traded on the New York Stock Exchange. Since TPLC, TPLE, TPHE and TPHE fit nicely into the investment objective of our Large/Mid-Cap Value Fund we incorporated them into the holdings of this fund so that approximately:

●	Approximately 10% of the fund is invested in a combination of TPLC and TPLE

●	Approximately 10% of the fund is invested in a combination of TPHD and TPHE

●	The remaining 80% of the fund continues to be actively managed by our long-time sub-advisor, Westwood Capital Management.

In addition to greatly increasing the diversification of the holdings in this fund, we believe this addition should have the positive effect of lowering our expense ratio over both the near and longer term.

For past performance of this fund and future market outlook, please read Westwood’s Sub-Advisor’s letter.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

LETTER FROM THE MANAGER

September 30, 2021

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2021 and would like to thank you for entrusting your assets with us.

Looking back, the past twelve months have witnessed an incredible recovery unfold. From the initial announcement, equity markets have embraced the hope that vaccines, and now therapeutics, could see the end of the global pandemic that has ravaged the world. The rally that unfolded in November of 2020 was historic in magnitude with the S&P 500 Index gaining nearly 11% as not one but three prospective vaccine solutions emerged. The logistical challenges of deploying them across the U.S., given the requirements for transport and storage, appeared daunting as 2021 began. With the largest mobilization effort since the great World Wars, vaccinations across the U.S. began to pick up steam through the spring and caseloads began to fall as consumers and corporations were set free to go back into their world. Spending by both resumed in earnest, leading to supply shortages that persist today. Consumer confidence has rebounded and remained resilient as variants have emerged, bolstered by rising wages from a tight labor market and the wealth effect from increasing investments. This resurgence in spending and demand sparked inflation fears as prices for goods, like used cars, components, like semiconductors, and even commodities, like copper, spiked higher. Supply chain issues have expanded beyond the initial shortages and may persist for quite some time. This has led to some moderation of the economic growth projections; however, the backdrop remains optimistic for further recovery in corporate profits.

For the twelve months ending September 30, 2021, the Timothy Plan Large/Mid Cap Value Fund produced a net return of 30.20% for Class I, while the S&P 500 Index produced a return of 30.00%. Absolute returns are notably positive, bolstered by the recovery that unfolded after the drawdown early in 2020. Relative performance was modestly positive on strong stock selection, led by Information Technology. Exposures to the semiconductor industry, through chip designers and producers, was the largest contributor to relative performance. Financials also experienced strong performance, as banks collectively benefitted from the stimulus efforts to limit potential defaults and delinquencies, in addition to the need for capital to invest in acquisitions and equipment. Communication Services and Utilities both faced challenges from selections, as some of the more pandemic impacted areas saw far stronger recoveries.

Several of the strongest individual performers in the portfolio resided in Information Technology. Shares of NVIDIA remain extremely well positioned to continue to grow given their exposure to semiconductor chips used for gaming to automobiles. Micron Technology similarly remains well situated as the consolidation that has occurred in the memory market has helped reduce the volatility and structurally improved the industry amidst high levels of current demand. Monolithic Power Systems posted strong results on better margins and growth as their power management solutions remain critical to shrinking device sizes and the need for longer battery life. Western Alliance Bancorp, a regional bank, saw stronger loan growth and unlike some peers, strong net interest margins as well, leading to better earnings and favorable outlooks. EOG Resources moved higher, as oil prices rallied over 80 percent over the last twelve months, with strong cash generation leading to further deleveraging.

The Fund’s performance was impacted by the Communication Services sector, where more stable franchises in the cable industry failed to keep pace with the appreciation seen by some higher growth areas like digital advertising and search. Similar headwinds in the Utilities sector were seen as well. McCormick & Company faced difficult comparisons after the surge in eating at home last year, as well as some pressures on their input costs that weighed on their results. Freeport-McMoRan declined in sympathy with falling copper prices, despite their

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2021 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

1 Investing Where It Counts |

improving capital profile, given the challenges in China with Evergrande and the potential impact on copper demand in the coming periods. Ross Stores also posted strong results but faced investor concerns over whether near-term headwinds from lean inventories and rising freight costs would disrupt their growth trajectory. Valero Energy saw improvement in their second quarter results but short-term disruptions from weather events and power outages pressured their operations. WEC Energy Group faced investor rotation into more risk-on oriented areas of the markets as results remained solid and execution was good across their utility operations.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. Optimism has surged, leaving valuations elevated even as uncertainty persists. The likely removal of monetary stimulus by the Federal Reserve and the dysfunction in Washington limiting additional fiscal spending could create choppy trends ahead for the economy and businesses alike. Should volatility rise further as a result, the market is likely to maintain a preference for businesses with greater stability and future growth prospects. The team believes those firms with stronger balance sheets and cash generation remain well-positioned to capitalize on opportunities to deploy that capital in the coming periods to augment their growth trajectories, something often overlooked in valuations. Interest rates remaining low should help to finance such ambitions for corporations as well as consumers looking to move or improve their housing situation. Employment remains a bright spot for many, as wages are rising in this tight labor market, but further job gains have slowed highlighting a potential disconnect between current job seekers and open positions. Resolving this and lowering unemployment will be important to maintain consumer confidence and spending. In total, the overall impact to the investing landscape should provide additional opportunities to active managers as dispersion of returns increases and correlations between stocks decrease. We continue to leverage our intensive research -driven process to identify securities with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as we believe those characteristics among others help provide attractive risk-adjusted returns for the portfolio. Given the speed and magnitude of the unprecedented market recovery, we remain mindful that markets may continue to experience significant bouts of volatility and are focused on protecting client capital by investing in opportunities which we feel have measurable and limited potential for loss.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees.

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2021 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

2 Investing Where It Counts |

Letter from the Manager

September 30, 2021

Timothy Plan Fixed Income Fund

The fiscal year ending September 30, 2021 saw an increase in U.S. Treasury (UST) yields as the Federal Reserve (Fed) announced they would likely begin tapering their quantitative easing (QE) purchases in November 2021 due to heightened inflation concerns. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index which began the last 12 months with a yield of 1.18% and ended at 1.37%.

The 10-year UST yield rose after starting the fiscal period at 0.69%, peaking at 1.74% at the end of March 2021, and ending September 2021 at 1.49%. By comparison, the 2-year rate more than doubled after starting at 0.13% and ending the last 12 months at 0.28%. The U.S. and global economies saw significant recovery from the pandemic recessions experienced during the last fiscal period. Fiscal and monetary stimulus, the rollout of vaccines and pent-up demand gave way to an expanding economy. These factors also led to potential risks as we neared September 30, 2021. The risk of inflation became evident due to the largest fiscal deficits and money supply growth experienced since World War II. U.S. CPI accelerated at a greater than 5.0% year/year pace in all three of 3Q21’s monthly data releases, more than double the 2021 forecast issued by the Fed at its Dec. 2020 meeting.

Investment Grade (IG) Credit spreads started the last 12 months at 128 basis points (bps), narrowed to 77 by June 2021 and ended at 80 by September 2021. IG Credit bond funds continued to receive net inflows and achieved a calendar year record by September. Strong investor demand offset the impact of year-to-date issuance which reached $1.35T by the end of the fiscal period. The Mortgage- Backed Securities (MBS) sector generated nominal returns ahead of the Bloomberg Barclays Aggregate Index but suffered negative excess returns. MBS investors will continue to focus on the Fed’s QE-taper plans going forward.

The Timothy Fixed Income Fund A shares returned -2.07% for Class I, over the 12-month period ending September 30, 2021 which was below the Bloomberg Barclays Aggregate index at -0.90%. The underweight allocation to Financials detracted from relative performance as the sector generated the second highest nominal return of all other major sectors and the overall index. Security selection in MBS also hurt relative performance. Our GNMA holdings generated returns below the counterparts in the index. Our overweight to Industrials and Utilities added value as these two sectors posted higher nominal and excess returns than the Bloomberg Barclays Aggregate Index. We remain focused on generating income consistent with a prudent level of risk.

BARROW HANLEY GLOBAL INVESTORS
2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

Letter from the Manager

September 30, 2021

Timothy Plan High Yield Fund

During the fiscal year ending September 30, 2021, High Yield (HY) spreads started at 441 basis points (bps), declined to 236bps by June 30th, and finished the year slightly higher at 251bps. The Timothy Plan High Yield Fund invests primarily in BB and B rated HY bonds with a benchmark of the Bloomberg Barclays Ba/B HY* index. The benchmark began the last 12 months with a Yield to Worst (YTW) of 5.01%, fell to 3.43% by June 30th 2021, and ended slightly higher at 3.68%. Over the period, the HY market posted a return of 9.84% which surpassed the return of investment grade credit bonds of 1.45%. Performance of the index was led by lower quality ‘B’ rated credits.

Approaching the end of 2020, investors’ risk appetites increased following the positive vaccine news. HY spreads continued to tighten as unprecedented monetary and fiscal policies were unleashed to stimulate both consumer and business spending. Through September, the HY market posted its 10th consecutive month of positive returns and is now 3.89% higher on a calendar year-to-date basis. HY gross issuance leapt 59% year/year in 2020 with a record-high $418B of deals priced.

The Timothy High Yield Fund A shares generated a total return of 11.71% for Class I, over the 12 months ending September 30, 2021 while the Bloomberg Barclays Ba/B HY* index returned 9.84%. Security selection in Basic Industry and Consumer Cyclicals benefited performance. Within Financials, our Insurance and Finance Companies generated returns ahead of their counterparts in the index, positively contributing to performance. Detracting from performance was our security selection in Energy and an underweight allocation to Banks. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

*	Bloomberg Barclays U.S. HY Ba/B 3%

BARROW HANLEY GLOBAL INVESTORS
2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

September 30, 2021

Dear Shareholder,

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is primarily comprised of several inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold bullion) and silver ETFs, TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. Even after the negative effects on the economic shutdown produced by the Covid-19 pandemic, the Fund experienced a respectable 14.34% total return for the fiscal year ended September 30, 2021. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the various sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we have created a blended index comprised of roughly 33% each of U.S. Government TIPs, FTSE NAREIT Equity Index and Bloomberg Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2021, the blended index had a total return of 25.60%. The difference between the fund’s performance and the blended index was due mainly to the drag the gold bullion position had on the fund while it is not reflected in the index.

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

Letter from the Manager

September 30, 2021

Timothy Plan Defensive Fund – Treasury Inflation Protected Securities (TIPS)

The unprecedented fiscal and monetary stimulus, initiated during the pandemic, has resulted in the largest fiscal deficit and money supply growth since World War II. These factors have also heightened fears of accelerating inflation. The Fed’s insistence that inflation will prove transitory faced an ongoing rebuttal from inflation in consumer and durable goods, such as automobiles, where production remained disrupted by supply chain issues. U.S. CPI accelerated at a greater than 5.0% year/year pace in all three of 3Q21’s monthly data releases, more than double the 2021 forecast issued by the Fed at its Dec. 2020 meeting. The Timothy Defensive Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

In August 2021, Cleveland Fed President Loretta Mester admitted the inflation hurdle for a Fed rate hike had already been cleared, but that the second requirement, full employment, was likely to remain unachieved until year-end 2022. The U-3 unemployment rate fell 110bps to 4.8% in 3Q, but the number of businesses struggling to fill vacancies was indicative of a tighter labor market. The Bureau of Labor Statistics’ Job Openings Index (JOLT) registered 10.9mm openings, 47% above the pre-COVID high of Dec. 2018, and larger than the 8.3mm Americans who remained unemployed.

Energy markets lifted costs for producers and consumers and by the end of the fiscal period Brent Crude reached $78.52 per-barrel, its highest level in three years. Natural gas prices also rose, climbing 60% in the U.S. Meanwhile, portions of the U.S. CPI basket lagged the levels implied by market prices. Home prices, as reported by the S&P Case-Shiller home price index, had jumped 20.0% year/year by July. However, the “shelter” component of CPI had only climbed 2.8% year/year due to its survey reporting method’s tie to the rental market.

Over the previous 12-month period, investors’ future inflation expectations climbed dramatically. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10-year and the U.S. TIPS 10-year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation started the fiscal period at 1.64%, reached a 12-month high of 2.57% in May 2021 but subsequently declined to 2.36% by the end of September. TIPS securities generated a 12-month return of 5.19%, as reported by Bloomberg Barclays. The Timothy Plan’s TIPS portfolio, within the Defensive Fund, ended the fiscal year-end period with an underweight to the 1 to 4.99-year maturity segment, overweight to the 5 to 9.99-year, and underweight to 20+ year securities. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW HANLEY GLOBAL INVESTORS
2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

The Timothy Plan Defensive Strategies Fund

Real Estate Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2021

In the 12 months ending September 30, 2021, the US REIT market has surged based on positive headlines on the Pfizer COVID vaccine and the resulting momentum in consumer spending, leading to higher rent collection and rising occupancy and rents, albeit off of a low base. The combination of loose monetary policy and stimulus created a ‘perfect storm’ of rising GDP and low interest rates, which flowed from the consumer to businesses, enabling wages to rise significantly.

We believe Commercial real estate is a beneficiary of inflation, as shown by the +37.2% total return in the one year period ending September 30, 2021, in the MSCI US REIT Index (Bloomberg: RMZ). The rising demand via job growth and consumer spending was matched with low supply growth, at first due to the sheer inability to be on a construction site during a pandemic, then due to the inability to get financing from banks, and finally due to the rising construction costs from inflation. We believe these conditions should persist for a few years as the construction pipelines begin to refill and occupancy and rents catch up.

The top performing property types over the period were Regional Malls, Lodging, and Shopping Centers, while the lowest total returns were in the data center, cell tower, and triple net sectors. Chilton took over management of the portfolio on November 30, 2020, and has produced a total return of +25.5% (gross of fees) through September 30, 2021, which compares to +27.1% for the RMZ over the same period. The top contributors to relative performance were stock selection in the diversified sector, an underweight allocation to the data center sector, and stock selection in the healthcare sector. The top detractors from relative performance over the same period were an overweight allocation to the cell tower sector, and an underweight allocation to the shopping center and regional mall sectors.

Sector performance was particularly impacted by the Pfizer vaccine announcement in November 2020, which began a five month surge in the most downtrodden sectors such as regional malls, shopping centers, and lodging. However, following the 1Q21 earnings season, the market has become more focused on earnings growth and dividend growth, which we believe should continue. While the portfolio remains underweight to regional malls, lodging, and shopping centers as of September 30, 2021, we have been adding exposure to the ‘reopening’ trade by investing in healthcare and diversified REITs, which we believe provide a better risk-adjusted reward given lower valuation multiples.

An investment cannot be made directly in an index. The information contained herein should be considered to be current only as of the date indicated, and we do not undertake any obligation to update the information contained herein in light of later circumstances or events. This publication may contain forward looking statements and projections that are based on the current beliefs and assumptions of Chilton Capital Management and on information currently available that we believe to be reasonable, however, such statements necessarily involve risks, uncertainties and assumptions, and prospective investors may not put undue reliance on any of these statements. This communication is provided for informational purposes only and does not constitute an offer or a solicitation to buy, hold, or sell an interest in any Chilton investment or any other security. Past performance does not guarantee future results.

The Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”)

Annual Letter from the Manager (September 30, 2021)

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”) for the twelve months ending September 30, 2021. The Portfolio rose 69.1% on a gross basis. Commodities broadly posted strong gains during these twelve months with the Bloomberg Commodity Index Total Return (the “BCOM”) gaining 42.3%. The Portfolio generated 26.8% of outperformance versus the BCOM benchmark with positive contributions from energy, agriculture, and industrial metals, though underperformance in precious metals modestly detracted from this overall relative outperformance.

Energy

Energy was the best performing sector for the prior year, with the Bloomberg Energy Subindex Total Return rising 78.8%. The Portfolio’s energy holdings were also the best performing sector, gaining 109.3% for the period and generating roughly half of the Portfolio’s overall relative outperformance versus the BCOM. WTI crude oil prices jumped approximately 86.6% during the period as demand rose with pandemic travel restrictions easing, while US crude oil production remained well below pre-COVID levels. Natural gas prices more than doubled over the period rising from $2.53 per MMBTU to nearly $5.90. Upstream E&P companies held in the Portfolio benefited the most from these increasing prices, rising nearly 150% over the period. The Portfolio’s largest energy holdings as of September 30th were EOG Resources (EOG US), ConocoPhillips (COP US), and Inpex Corp (1605 JP).

Agriculture

Over the past year agricultural commodities, as proxied by the Bloomberg Commodity Agriculture and Livestock Subindex Total Return, rose by 39.1%. Over the same period the Portfolio’s agricultural holdings outperformed, rising 51.6% and providing some additional relative outperformance. The Portfolio’s largest agriculture holdings as of September 30th were Nutrien Ltd (NTR US), Deere & Co (DE US), and Coreteva Inc (CTVA US).

Metals & Mining

Industrial metal commodity futures were up strongly for the period with the Bloomberg Industrial Metals Subindex Total Return rising 37.1%. The Portfolio’s industrial metal holdings performed better than their respective commodity futures, rising 78.1% over the same period and contributing greatly to the Portfolio’s overall outperformance. The Portfolio’s exposure to steel – a commodity not included in the BCOM benchmark – was particularly beneficial as holdings in that industry appreciated more than 100% during the period. The Portfolio’s largest industrial metal holdings as of September 30th were Rio Tinto (RIO US), Vale SA (VALE US), and Teck Resources (TECK/B CN).

Precious metal futures were the only sector to finish down over the prior year with the Bloomberg Precious Metals Subindex Total Return falling (7.8%) for the twelve months ended September 30, 2021. Timothy’s precious metal miners underperformed, falling (24.2%) over the same time period as falling prices and rising fuel costs weighed on these miners. The Portfolio’s largest precious metal holdings as of September 30th were Newmont Goldcorp (NEM US), Kirkland Lake Gold (KL CN), and Kinross Gold (KGC US).

Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. We believe that the supply of many global commodities has not kept pace with the demand increases resulting from the continued re-opening efforts in the wake of the pandemic. Though demand remains below pre-pandemic levels, to the extent this continues to normalize and commodity prices continue to rally, we expect the Portfolio to perform positively.

CoreCommodity Management, LLC     680 Washington Boulevard     Stamford, CT 06901     Tel: 203.708.6500     www.CoreCommodityllc.com

Past performance is not indicative of future results. STANDARD & POOR’S, and S&P are registered trademarks of Standard & Poor’s Financial Services LLC. “Bloomberg®,” “Bloomberg Commodity IndexSM” and the names of the other indexes and sub-indexes that are part of the Bloomberg Commodity Index family are service marks of Bloomberg Finance L.P. and its affiliates. Source for all Index data: Bloomberg L.P. Commodity Sectors are represented by the Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. This information is accurate only as of the date hereof, or as of historical dates otherwise indicated herein, and we do not undertake any obligation to update this material Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

CoreCommodity Management, LLC     680 Washington Boulevard     Stamford, CT 06901 Tel: 203.708.6500     www.CoreCommodityllc.com

September 30, 2021

Dear Timothy Plan Strategic Growth and Conservative Growth Fund Shareholder:

Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan investment is a compilation of many of Timothy’s underlying funds (including six of our more recent ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. Although the second and third quarters of 2020 experienced very negative returns as a result of the economic shutdown due to the Covid-19 pandemic, fiscal year 2021 (October, 2020 thru September, 2021) was a very different story as we experienced excellent performance in nearly all our underlying funds and we ended the fiscal year with very respectable returns of (17.98%) for Strategic Growth and (12.25%) for Conservative Growth. Having said that, we intend to participate in this strong market while maintaining a more cautious outlook for the economy in the year ahead. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

		Conservative Growth	Strategic Growth
●	Large/Mid-Cap Core ETF	8.00%	9.50%
●	Large/Mid-Cap Core Enhanced ETF	6.00%	7.50%
●	High Dividend Stock ETF	2.00%	4.50%
●	High Dividend Stock Enhanced ETF	1.50%	3.00%
●	Small-Cap Core ETF	7.00%	9.00%
●	International ETF	14.00%	23.00%
●	International Fund	6.50%	10.00%
●	High-Yield Bond Fund	5.50%	5.00%
●	Defensive Strategies Fund	6.00%	7.00%
●	Fixed Income Fund	39.50%	18.50%
●	Cash	4.00%	3.00%

Even though the Portfolios have been designed to be conservatively allocated, we understand that recent market gyrations may be unsettling for some investors. Please understand that our #1 concern is preservation of principal, and, even though we do want to participate in the markets’ strong upward trend, we will attempt to adjust our allocation above to changing market conditions.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

The Timothy Plan Israel Common Values Fund
Letter from The Manager - September 30, 2021

The Israeli market came roaring back during this fiscal year as news of a Covid-19 vaccine breakthrough sent global markets soaring on hopes of ending global lockdowns. The Fund again handily beat its benchmark TA-125 index with a combination of good sector allocation and stock selection. Sector allocation was aided from an overweight to a strong performing Consumer Discretionary sector as well as underweight to underperforming Health Care, Communications Services, and Utilities sectors. These outweighed poor allocation to Consumer Staples and Real Estate. From a stock selection standpoint, the Fund did very well in the Industrials, Technology, and Materials sectors. Individual companies contributing to the strong relative performance included leading retailer Fox-Wizel (Consumer Discretionary), semiconductor metrology leader Nova Ltd (Technology), textile printing solutions leader Kornit Digital (Industrials), and insurance company Migdal Insurance (Financials). The Israeli market continues to provide the Fund ample investment opportunities.

After multiple lockdowns in Israeli cities related to the Covid-19 pandemic, the Israeli economy has come back strong. The country also became a global leader in its drive to vaccinate a major portion of its population. Both the International Monetary Fund (IMF) and the Bank of Israel (BoI) expect Israeli GDP growth to hover around 7% in calendar year 2021 while the BoI expects further growth of over 5% in 2022. This strong growth backdrop should lead to robust consumer demand with strong job creation and lower unemployment levels. While inflation at 2.2% is above recent trend, it remains within the central bank’s target range and well below the elevated levels of many other developed economies. The BoI expects inflation to moderate over the next twelve months signaling tapering of its quantitative easing measures is likely to start in the coming months.

On the political front, after four elections in two years, a new government was finally formed with the ousting of Israel’s longest serving prime minister Benjamin Netanyahu. A coalition government headed by Naftali Bennett of Yamina party and Yair Lipid of Yesh Atid party was able to get enough votes to move forward with Bennett serving as prime minister. We do not expect significant changes in policy from this new government that would materially affect the capital markets.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. The economic backdrop remains supportive of continued positive earnings momentum over the coming quarters. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

September 30, 2021

Dear Timothy Plan Growth and Income Fund Shareholder:

In 2019, Timothy Plan added four new Exchange Traded Funds to our diversified product line: Timothy Plan Large/Mid-Cap Core (TPLC), Timothy Plan High Dividend Stock (TPHD), Timothy Plan International Equity Fund (TPIF), and Timothy Plan Small Cap Core (TPSC). Also, in July, 2020 we added two new ETFs that contained a structured partial move to cash in the event of a substantial market decline: Timothy Plan Large-Mid Cap Core Enhanced (TPLE) and Timothy Plan High Dividend Stock Enhanced (TPHE). These are all smart beta index funds traded on the New York Stock Exchange. Since TPHD and TPHE fits nicely into the into the investment objective of our Growth and Income Fund, we incorporated these two particular ETFs into the holdings of this fund so that:

●	Approximately 60% of the fund is now invested in a combination of TPHD and TPHE.

●	While the remaining fixed income portion of the fund is actively managed by our long-time fixed income sub-advisor, Barrow Hanley.

It is our belief that this dual managed arrangement will result in both better performance and a reduction of this fund’s expense ratio.

For future market outlook for this fund, please read Barrow Hanley’s Sub-Advisor’s letter in this Annual Report.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is, for every one of our Timothy Plan Funds, all our sub-advisors are doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

Letter from the Manager

September 30, 2021

Timothy Growth and Income Fund – Fixed Income Allocation

The fiscal year ending September 30, 2021 saw an increase in U.S. Treasury (UST) yields as the Federal Reserve (Fed) announced they would likely begin tapering their quantitative easing (QE) purchases in November 2021 due to heightened inflation concerns. The fixed income allocation of the Timothy Plan Growth & Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index which began the last 12 months with a yield of 1.18% and ended at 1.37%.

The 10-year UST yield rose after starting the fiscal period at 0.69%, peaking at 1.74% at the end of March 2021, and ending September 2021 at 1.49%. By comparison, the 2-year rate more than doubled after starting at 0.13% and ending the last 12 months at 0.28%. The U.S. and global economies saw significant recovery from the pandemic recessions experienced during the last fiscal period. Fiscal and monetary stimulus, the rollout of vaccines and pent-up demand gave way to an expanding economy. These factors also led to potential risks as we neared September 30, 2021. The risk of inflation became evident due to the largest fiscal deficits and money supply growth experienced since World War II. U.S. CPI accelerated at a greater than 5.0% year/year pace in all three of 3Q21’s monthly data releases, more than double the 2021 forecast issued by the Fed at its Dec. 2020 meeting.

Investment Grade (IG) Credit spreads started the last 12 months at 128 basis points (bps), narrowed to 77 by June 2021 and ended slightly higher at 80 by September 2021. IG Credit bond funds continued to receive net inflows and achieved a calendar year record by September. Strong investor demand offset the impact of year-to-date issuance which reached $1.35T by the end of the fiscal period. The Mortgage- Backed Securities (MBS) sector generated nominal returns ahead of the Bloomberg Barclays Aggregate Index but suffered negative excess returns. MBS investors will continue to focus on the Fed’s QE-taper plans going forward.

Over the 12 months ended September 30th, security selection in MBS hurt relative performance. Our GNMA holdings generated returns below the counterparts in the index. Our overweight to Industrials and Utilities added value as these two sectors posted higher nominal and excess returns than the Bloomberg Barclays Aggregate Index. We remain focused on generating income consistent with a prudent level of risk.

BARROW HANLEY GLOBAL INVESTORS
2200 Ross Avenue, 31st Floor | Dallas, TX 75201 | (214) 665-1900

Fund Performance - (Unaudited)
September 30, 2021

Aggressive Growth Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	26.49%	14.61%	12.84%
Russell Mid-Cap Growth Index	30.45%	19.27%	17.54%
Timothy Aggressive Growth Fund - Class C *	31.87%	15.06%	12.62%
Russell Mid-Cap Growth Index	30.45%	19.27%	17.54%
Timothy Aggressive Growth Fund - Class I	34.19%	16.20%	10.55%	(a)
Russell Mid-Cap Growth Index	30.45%	19.27%	15.09%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2011 and held through September 30, 2021. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

International Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy International Fund - Class A (With Sales Charge)	22.29%	8.41%	7.71%
MSCI EAFE Index	22.96%	6.04%	5.21%
MSCI AC World Index ex USA Net (USD)	23.91%	8.94%	7.48%
Timothy International Fund - Class C *	27.38%	8.82%	7.51%
MSCI EAFE Index	22.96%	6.04%	5.21%
MSCI AC World Index ex USA Net (USD)	23.91%	8.94%	7.48%
Timothy International Fund - Class I	29.68%	9.93%	6.55%	(a)
MSCI EAFE Index	22.96%	6.04%	3.36%	(a)
MSCI AC World Index ex USA Net (USD)	23.91%	8.94%	6.03%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index vs. MSCI AC World Index ex USA Net (USD)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, the MSCI EAFE Index and the MSCI AC World Index ex USA Net (USD) on September 30, 2011 and held through September 30, 2021. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Large/Mid Cap Growth Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	24.08%	13.20%	13.28%
Russell 1000 Growth Total Return Index	27.32%	22.84%	19.68%
Timothy Large/Mid Cap Growth Fund - Class C *	29.32%	13.59%	13.05%
Russell 1000 Growth Total Return Index	27.32%	22.84%	19.68%
Timothy Large/Mid Cap Growth Fund - Class I	31.64%	14.74%	11.63%	(a)
Russell 1000 Growth Total Return Index	27.32%	22.84%	18.36%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Total Return Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Total Return Index on September 30, 2011 and held through September 30, 2021. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Small Cap Value Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	42.76%	9.50%	13.61%
Russell 2000 Index	47.68%	13.45%	14.63%
Timothy Small Cap Value Fund - Class C *	48.84%	9.91%	13.39%
Russell 2000 Index	47.68%	13.45%	14.63%
Timothy Small Cap Value Fund - Class I	51.33%	11.02%	9.65%	(a)
Russell 2000 Index	47.68%	13.45%	10.86%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2011 and held through September 30, 2021. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Large/Mid Cap Value Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	22.78%	10.94%	12.52%
S&P 500 Index	30.00%	16.90%	16.63%
Timothy Large/Mid Cap Value Fund - Class C *	27.91%	11.36%	12.31%
S&P 500 Index	30.00%	16.90%	16.63%
Timothy Large/Mid Cap Value Fund - Class I	30.20%	12.47%	10.56%	(a)
S&P 500 Index	30.00%	16.90%	14.24%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2011 and held through September 30, 2021. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Fixed Income Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	(6.61)%	0.56%	1.07%
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.01%
Timothy Fixed Income Fund - Class C *	(3.95)%	0.72%	0.78%
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.01%
Timothy Fixed Income Fund - Class I	(2.07)%	1.71%	2.18%	(a)
Bloomberg U.S. Aggregate Bond Index	(0.90)%	2.94%	3.40%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Bloomberg U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Bloomberg U.S. Aggregate Bond Index on September 30, 2011 and held through September 30, 2021. The Bloomberg U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

High Yield Bond Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	6.37%	4.94%	5.39%
Bloomberg U.S. High Yield Ba/B 3% Index	9.84%	6.47%	7.24%
Timothy High Yield Bond Fund - Class C *	9.71%	5.12%	5.08%
Bloomberg U.S. High Yield Ba/B 3% Index	9.84%	6.47%	7.24%
Timothy High Yield Bond Fund - Class I	11.71%	6.17%	5.13%	(a)
Bloomberg U.S. High Yield Ba/B 3% Index	9.84%	6.47%	6.00%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Bloomberg U.S. High Yield Ba/B 3% Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and Bloomberg U.S. High Yield Ba/B 3% Index on September 30, 2011 and held through September 30, 2021. The Bloomberg U.S. High Yield Ba/B 3% Index is an issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Israel Common Values Fund

		5 Year	Average
	1 Year	Average	Annual Return
Fund/Index	Total Return	Annual Return	Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	41.06%	14.43%	9.95%	(a)
TA - 125 Index	46.67%	11.36%	8.04%	(a)
Timothy Israel Common Values Fund - Class C *	47.06%	14.84%	9.73%	(a)
TA - 125 Index	46.67%	11.36%	8.04%	(a)
Timothy Israel Common Values Fund - Class I	49.58%	16.01%	10.57%	(b)
TA - 125 Index	46.67%	11.36%	7.95%	(b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2021.

(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. TA - 125 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the TA - 125 Index on October 12, 2011 and held through September 30, 2021. The TA - 125 Index is an unmanaged index of equity prices representing the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange . Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Defensive Strategies Fund

			10 Year
	1 Year	5 Year	Average
Fund/Index	Total Return	Total Return	Annual Return
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	8.42%	3.38%	2.75%
Timothy Defensive Strategies Fund Blended Index	25.59%	4.75%	3.61%
Timothy Defensive Strategies Fund - Class C *	12.95%	3.76%	2.56%
Timothy Defensive Strategies Fund Blended Index	25.59%	4.75%	3.61%
Timothy Defensive Strategies Fund - Class I	15.12%	4.81%	3.68%	(a)
Timothy Defensive Strategies Fund Blended Index	25.59%	4.75%	3.14%	(a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. The Timothy Defensive Strategies Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Defensive Strategies Fund Blended Index on September 30, 2011 and held through September 30, 2021. The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Bloomberg Barclays U.S. Treasury: 1-3 years Index, 33% of the Bloomberg Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Strategic Growth Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	12.62%	4.94%	6.15%
Dow Jones Moderately Aggressive Portfolio Index	25.50%	11.34%	11.02%
Timothy Strategic Growth Fund - Class C *	17.19%	5.35%	5.96%
Dow Jones Moderately Aggressive Portfolio Index	25.50%	11.34%	11.02%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderately Aggressive Portfolio Index on September 30, 2011 and held through September 30, 2021. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Conservative Growth Fund

		5 Year	10 Year
	1 Year	Average	Average
Fund/Index	Total Return	Annual Return	Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	6.41%	3.66%	4.44%
Dow Jones Moderate Portfolio Index	18.18%	8.96%	8.81%
Timothy Conservative Growth Fund - Class C *	10.84%	4.07%	4.25%
Dow Jones Moderate Portfolio Index	18.18%	8.96%	8.81%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderate Portfolio Index on September 30, 2011 and held through September 30, 2021. The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)
September 30, 2021

Growth & Income Fund

			Average
	1 Year	5 Year	Annual Return
Fund/Index	Total Return	Total Return	Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	10.72%	2.04%	2.24%	(a)
Timothy Growth & Income Fund Blended Index	19.71%	8.05%	7.81%	(a)
Timothy Growth & Income Fund - Class C *	15.25%	2.44%	2.20%	(a)
Timothy Growth & Income Fund Blended Index	19.71%	8.05%	7.81%	(a)
Timothy Growth & Income Fund - Class I	17.44%	3.46%	3.20%	(a)
Timothy Growth & Income Fund Blended Index	19.71%	8.05%	7.81%	(a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2021.

*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2021. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments | Aggressive Growth Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 92.9%
	ADVERTISING & MARKETING - 0.8%
6,092	Trade Desk, Inc. *	$428,268

	AEROSPACE & DEFENSE - 0.8%
639	TransDigm Group, Inc. *	399,100

	APPAREL & TEXTILE PRODUCTS - 3.8%
2,579	Deckers Outdoor Corp. *	928,956
29,749	Tapestry, Inc.	1,101,308
		2,030,264
	BANKING - 2.7%
5,236	Signature Bank	1,425,658

	BIOTECH & PHARMA - 11.0%
1,834	Argenx SE - ADR *	553,868
20,294	Horizon Therapeutics PLC *	2,223,005
22,500	Maravai LifeSciences Holdings, Inc. *	1,104,300
10,549	United Therapeutics Corp. *	1,947,134
		5,828,307
	CHEMICALS - 1.4%
3,481	Albemarle Corp.	762,235

	CONTAINERS & PACKAGING - 2.1%
10,961	Crown Holdings, Inc.	1,104,650

	ELECTRICAL EQUIPMENT - 6.2%
11,434	Fortive Corp.	806,897
4,506	Generac Holdings, Inc. *	1,841,467
3,671	Trane Technologies PLC	633,798
		3,282,162
	ENGINEERING & CONSTRUCTION - 1.4%
6,411	Quanta Services, Inc.	729,700

	FOOD - 1.4%
10,181	Darling Ingredients, Inc. *	732,014

	FORESTRY, PAPER & WOOD PRODUCTS - 0.9%
4,816	Trex Company, Inc. *	490,895

	HEALTH CARE FACILITIES & SERVICES - 3.6%
6,460	Catalent, Inc. *	859,632
4,047	ICON PLC *	1,060,395
		1,920,027
	INDUSTRIAL SUPPORT SERVICES - 4.1%
6,126	United Rentals, Inc. *	2,149,797

	LEISURE FACILITIES & SERVICES - 1.9%
40,303	Bloomin’ Brands, Inc. *	1,007,575

	MACHINERY - 3.8%
4,991	Lincoln Electric Holdings, Inc.	642,791
9,435	Oshkosh Corp.	965,861
1,376	Parker-Hannifin Corp.	384,757
		1,993,409
	MEDICAL EQUIPMENT & DEVICES - 13.0%
46,042	Avantor, Inc. *	1,883,118
1,061	DexCom, Inc. *	580,218
1,694	Insulet Corp. *	481,486
14,484	Natera, Inc. *	1,614,097
2,963	Novocure Ltd. *	344,212
3,713	Repligen Corp. *	1,073,020
1,774	STERIS PLC	362,392
1,375	Teleflex, Inc.	517,756
		6,856,299

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Aggressive Growth Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	RENEWABLE ENERGY - 1.8%
4,359	Enphase Energy, Inc. *	$653,719
7,369	Sunrun, Inc. *	324,236
		977,955
	RETAIL - DISCRETIONARY - 2.8%
5,294	Burlington Stores, Inc. *	1,501,220

	SEMICONDUCTORS - 11.1%
1,932	KLA Corp.	646,273
35,907	Marvell Technology Group Ltd.	2,165,551
4,239	Monolithic Power System, Inc.	2,054,559
3,217	Skyworks Solutions, Inc.	530,097
4,539	Teradyne, Inc.	495,523
		5,892,003
	SOFTWARE - 10.6%
1,161	ANSYS, Inc. *	395,262
498	HubSpot, Inc. *	336,693
2,900	Palo Alto Networks, Inc. *	1,389,100
17,373	Rapid7, Inc. *	1,963,496
3,787	RingCentral, Inc. *	823,672
11,082	Varonis Systems, Inc. *	674,340
		5,582,563
	TECHNOLOGY HARDWARE - 2.8%
17,773	Seagate Technology Holdings PLC	1,466,628

	TECHNOLOGY SERVICES - 4.9%
1,940	EPAM Systems, Inc. *	1,106,731
1,678	MSCI, Inc.	1,020,795
4,020	TransUnion	451,486
		2,579,012

	TOTAL COMMON STOCK (Cost $33,928,040)	49,139,741

	REITs - 1.0%
6,960	CyrusOne, Inc. (Cost $533,208)	538,774

	MONEY MARKET FUND - 6.2%
3,258,766	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $3,258,766)	3,258,766

	TOTAL INVESTMENTS - 100.1% (Cost $37,720,014)	$52,937,281
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1)%	(39,636)
	NET ASSETS - 100.0%	$52,897,645

*	Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 95.9%
	AEROSPACE & DEFENSE - 1.7%
73,000	Safran SA (ADR)	$2,313,370

	AUTOMOTIVE - 3.0%
55,300	Magna International, Inc. - Class A	4,160,772

	BANKING - 10.6%
41,539	DBS Group Holdings Ltd. (ADR)	3,684,509
99,000	DNB ASA (ADR) *	2,271,060
30,700	HDFC Bank Ltd. (ADR)	2,243,863
104,100	ICICI Bank Ltd. (ADR)	1,964,367
263,000	Itau Unibanco Holding SA (ADR)	1,386,010
66,100	KBC Group NV (ADR)	2,981,110
		14,530,919
	CHEMICALS - 3.2%
31,000	Air Liquide SA (ADR)	996,650
13,400	Arkema SA (ADR)	1,747,226
82,000	BASF SE (ADR)	1,561,280
		4,305,156
	CONSTRUCTION MATERIALS - 1.2%
27,500	Xinyi Glass Holdings Ltd. (ADR)	1,610,950

	ELECTRIC UTILITIES - 1.6%
283,000	Enel SpA (ADR)	2,162,120

	ELECTRICAL EQUIPMENT - 2.0%
80,400	Schneider Electric SE (ADR)	2,671,250

	ENGINEERING & CONSTRUCTION - 3.0%
155,000	Vinci SA (ADR)	4,031,550

	FOOD - 3.0%
22,700	Kerry Group PLC (ADR)	3,108,992
40,000	Mowi ASA (ADR)	1,012,000
		4,120,992
	HEALTH CARE FACILITIES & SERVICES - 2.2%
11,500	ICON PLC *	3,013,230

	HOUSEHOLD PRODUCTS - 0.6%
38,000	Beiersdorf AG (ADR)	826,500

	INDUSTRIAL SUPPORT SERVICES - 1.8%
8,100	Ashtead Group PLC (ADR)	2,471,148

	INSTITUTIONAL FINANCIAL SERVICES - 1.9%
156,500	Deutsche Boerse AG (ADR)	2,532,170

	INSURANCE - 7.0%
49,200	Ageas SA/NV (ADR)	2,453,112
62,500	AIA Group Ltd. (ADR)	2,875,625
57,400	Muenchener Rueckversicherungs AG (ADR)	1,571,612
108,600	Sampo Oyj (ADR)	2,686,221
		9,586,570

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	INTERNET MEDIA & SERVICES - 4.5%
38,700	Naspers Ltd. (ADR)	$1,287,162
108,000	Prosus NV (ADR)	1,732,320
39,600	Yandex NV *	3,155,724
		6,175,206
	LEISURE PRODUCTS - 1.5%
71,000	Shimano, Inc. (ADR)	2,079,590

	MACHINERY - 7.8%
58,500	Atlas Copco AB (ADR)	2,983,500
70,000	FANUC Corp. (ADR)	1,543,500
60,850	Techtronic Industries Co. (ADR)	6,063,398
		10,590,398
	MEDICAL EQUIPMENT & DEVICES - 6.9%
41,200	Alcon, Inc.	3,315,364
26,800	Hoya Corp. (ADR)	4,202,789
53,900	Smith & Nephew PLC (ADR)	1,850,926
		9,369,079
	METALS & MINING - 1.2%
23,800	Rio Tinto PLC (ADR)	1,590,316

	OIL & GAS PRODUCERS - 4.6%
151,000	Equinor ASA (ADR)	3,850,500
438,000	Galp Energia SGPS SA (ADR)	2,452,800
		6,303,300
	RETAIL - CONSUMER STAPLES - 0.7%
45,948	Pan Pacific International Holdings Corp. (ADR)	954,800

	SEMICONDUCTORS - 7.2%
5,950	ASML Holding NV (ADR)	4,433,405
13,000	NXP Semiconductors NV	2,546,310
25,900	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	2,891,735
		9,871,450
	SOFTWARE - 4.9%
13,800	Nice Ltd. (ADR) *	3,919,752
34,640	Open Text Corp.	1,688,354
850	Shopify, Inc. *	1,152,413
		6,760,519
	SPECIALTY FINANCE - 1.8%
26,700	ORIX Corp. (ADR)	2,523,684

	TECHNOLOGY HARDWARE - 1.4%
21,438	FUJIFILM Holdings Corp. (ADR)	1,846,455

	TECHNOLOGY SERVICES - 5.9%
14,800	Adyen NV (ADR) *	414,992
51,000	Amadeus IT Group SA (ADR) *	3,358,350
89,000	Infosys Ltd. (ADR)	1,980,250
43,700	Pagseguro Digital Ltd. *	2,260,164
		8,013,756
	TELECOMMUNICATIONS - 1.9%
95,300	Nippon Telegraph & Telephone Corp. (ADR)	2,645,528

	TRANSPORTATION & LOGISTICS - 2.8%
59,300	Canadian Pacific Railway Ltd.	3,858,651

	TOTAL COMMON STOCK (Cost $93,189,127)	130,919,429

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	MONEY MARKET FUND - 4.0%
5,466,035	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $5,466,035)	$5,466,035

	TOTAL INVESTMENTS - 99.9% (Cost $98,655,162)	$136,385,464
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	128,073
	NET ASSETS - 100.0%	$136,513,537

*	Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

(A)	Variable rate security; the rate shown represents the yield at September 30, 2021.

Diversification of Assets
Country	% of Net Assets
Japan	11.6%
France	8.6%
Canada	8.0%
Hong Kong	7.7%
Netherlands	6.7%
Norway	5.2%
Germany	4.7%
India	4.5%
Ireland	4.5%
United Kingdom	4.3%
Belgium	4.0%
Israel	2.9%
Singapore	2.7%
Brazil	2.7%
Spain	2.5%
Switzerland	2.4%
Russia	2.3%
Sweden	2.2%
Taiwan	2.1%
Finland	2.0%
Portugal	1.8%
Italy	1.6%
South Africa	0.9%
Total	95.9%
Money Market Fund	4.0%
Other Assets Less Liabilities - Net	0.1%
Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 76.4%
	BANKING - 0.9%
10,774	Western Alliance Bancorp	$1,172,427

	BIOTECH & PHARMA - 5.4%
18,734	Horizon Therapeutics PLC *	2,052,122
6,572	Neurocrine Biosciences, Inc. *	630,320
5,401	Vertex Pharmaceuticals, Inc. *	979,687
18,691	Zoetis, Inc.	3,628,671
		7,290,800
	CABLE & SATELLITE - 1.3%
954	Cable One, Inc.	1,729,726

	CHEMICALS - 2.2%
16,730	FMC Corp.	1,531,799
4,997	Linde PLC	1,466,020
		2,997,819
	CONSTRUCTION MATERIALS - 0.8%
12,695	Owens Corning	1,085,422

	DIVERSIFIED INDUSTRIALS - 2.1%
16,353	Emerson Electric Co.	1,540,453
6,258	Honeywell International, Inc.	1,328,448
		2,868,901
	ELECTRIC UTILITIES - 1.2%
21,347	NextEra Energy, Inc.	1,676,166

	ELECTRICAL EQUIPMENT - 3.2%
26,732	Amphenol Corp. - Class A	1,957,584
13,796	Fortive Corp.	973,584
8,164	Trane Technologies PLC	1,409,515
		4,340,683
	HEALTH CARE FACILITIES & SERVICES - 1.3%
7,400	IQVIA Holdings, Inc. *	1,772,596

	INSTITUTIONAL FINANCIAL SERVICES - 1.2%
14,572	Intercontinental Exchange, Inc.	1,673,157

	INSURANCE - 2.7%
15,754	Arthur J. Gallagher & Co.	2,341,832
41,628	Equitable Holdings, Inc.	1,233,854
		3,575,686
	LEISURE FACILITIES & SERVICES - 1.6%
1,160	Chipotle Mexican Grill, Inc. *	2,108,323

	MACHINERY - 1.9%
5,527	Caterpillar, Inc.	1,061,018
14,366	Oshkosh Corp.	1,470,647
		2,531,665
	MEDICAL EQUIPMENT & DEVICES - 7.3%
10,988	Baxter International, Inc.	883,765
5,002	Danaher Corp.	1,522,809
16,458	Edwards Lifesciences Corp. *	1,863,210
5,934	Insulet Corp. *	1,686,621
2,364	Intuitive Surgical, Inc. *	2,350,171
3,963	Teleflex, Inc.	1,492,268
		9,798,844
	OIL & GAS PRODUCERS - 0.7%
13,284	ConocoPhillips	900,257

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	RETAIL - CONSUMER STAPLES - 3.7%
6,208	Costco Wholesale Corp.	$2,789,565
10,119	Dollar General Corp.	2,146,645
		4,936,210
	RETAIL - DISCRETIONARY - 6.5%
5,781	Burlington Stores, Inc. *	1,639,318
36,621	Foot Locker, Inc.	1,672,115
9,092	Lowe’s Cos, Inc.	1,844,403
3,742	Lululemon Athletica, Inc. *	1,514,387
3,364	O’Reilly Automotive, Inc. *	2,055,606
		8,725,829
	SEMICONDUCTORS - 12.9%
33,315	Advanced Micro Devices, Inc. *	3,428,113
7,318	Analog Devices, Inc.	1,225,619
5,155	Broadcom Ltd.	2,499,814
1,672	Lam Research Corporation	951,619
5,067	Monolithic Power Systems, Inc.	2,455,874
22,888	NVIDIA Corp.	4,741,478
10,302	NXP Semiconductors NV	2,017,853
		17,320,370
	SOFTWARE - 9.2%
2,285	HubSpot, Inc. *	1,544,866
5,008	Palo Alto Networks, Inc. *	2,398,832
25,788	Rapid7, Inc. *	2,914,560
4,306	ServiceNow, Inc. *	2,679,495
9,354	Synopsys, Inc. *	2,800,681
		12,338,434
	TECHNOLOGY HARDWARE - 2.5%
17,643	Seagate Technology Holdings PLC	1,455,900
33,942	Western Digital Corp. *	1,915,686
		3,371,586
	TECHNOLOGY SERVICES - 6.0%
20,164	CDW Corp.	3,670,251
5,066	EPAM Systems, Inc. *	2,890,052
12,608	Fidelity National Information Services, Inc.	1,534,141
		8,094,444

	TRANSPORTATION & LOGISTICS - 1.1%
21,625	Canadian Pacific Railway Ltd.	1,407,139

	TRANSPORTATION & EQUIPMENT - 0.7%
12,086	PACCAR, Inc.	953,827

	TOTAL COMMON STOCK (Cost $61,932,189)	102,670,311

	EXCHANGE TRADED FUNDS (A) - 18.6%
77,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF	1,885,976
665,000	Timothy Plan US Large/Mid Cap Core ETF	23,152,773
	TOTAL EXCHANGE TRADED FUNDS (Cost $18,644,500)	25,038,749

	MONEY MARKET FUND - 5.1%
6,917,122	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $6,917,122)	6,917,122

	TOTAL INVESTMENTS - 100.1% (Cost $87,493,811)	$134,626,182
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1)%	(183,962)
	NET ASSETS - 100.0%	$134,442,220

*	Non-income producing securities.

ETF - Exchange Traded Fund.

PLC - Public Limited Co.

(A)	Affiliated Fund.

(B)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 79.9%
	AEROSPACE/DEFENSE - 1.7%
38,745	Moog, Inc.	$2,953,531

	BANKING - 13.9%
80,008	Columbia Banking System, Inc.	3,039,504
98,580	Great Western Bancorp, Inc.	3,227,509
44,834	Hilltop Holdings, Inc.	1,464,727
73,500	Provident Financial Services, Inc.	1,725,045
83,635	Renasant Corp.	3,015,042
69,196	Sandy Spring Bancorp, Inc.	3,170,561
109,290	Simmons First National Corp.	3,230,612
49,754	Trustmark Corp.	1,603,074
78,810	Veritex Holdings, Inc.	3,101,962
		23,578,036
	CHEMICALS - 5.3%
64,719	Avient Corp.	2,999,726
124,960	Ecovyst, Inc.	1,457,034
17,731	Innospec, Inc.	1,493,305
27,024	Stepan Co.	3,052,090
		9,002,155
	ELECTRIC UTILITIES - 3.2%
73,193	Avista Corp.	2,863,310
45,351	NorthWestern Corp.	2,598,612
		5,461,922
	ENGINEERING & CONSTRUCTION - 1.7%
39,744	Comfort Systems USA, Inc.	2,834,542

	FOOD - 3.5%
180,915	Hostess Brands, Inc. *	3,142,494
18,681	J & J Snack Foods Corp.	2,854,830
		5,997,324
	FORESTRY, PAPER & WOOD PRODUCTS - 1.6%
39,253	UFP Industries, Inc.	2,668,419

	GAS & WATER UTILITIES - 0.7%
57,055	South Jersey Industries, Inc.	1,212,989

	HEALTH CARE FACILITIES & SERVICES - 1.6%
139,003	Aveanna Healthcare Holdings, Inc. *	1,114,804
51,347	Patterson Companies, Inc.	1,547,599
		2,662,403
	HOME CONSTRUCTION - 4.5%
47,990	Century Communities, Inc.	2,948,985
70,575	Griffon Corp.	1,736,145
27,198	Masonite International Corp. *	2,886,524
		7,571,654
	HOUSEHOLD PRODUCTS - 1.8%
71,154	Central Garden & Pet Co. *	3,059,622

	INDUSTRIAL INTERMEDIATE PRODUCTS - 0.9%
28,208	AZZ, Inc.	1,500,666

	INSTITUTIONAL FINANCIAL SERVICES - 4.4%
49,550	Moelis & Co.	3,065,658
108,059	Perella Weinberg Partners	1,431,782
20,853	Piper Sandler Companies	2,887,306
		7,384,746
	INSURANCE - 3.2%
55,251	Argo Group International Holdings Ltd.	2,885,207
66,781	James River Group Holdings Ltd.	2,519,647
		5,404,854

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	LEISURE FACILITIES & SERVICES - 4.4%
59,804	Bloomin’ Brands, Inc. *	$1,495,100
48,678	Chuy’s Holdings, Inc. *	1,534,817
29,322	Jack in the Box, Inc.	2,853,910
12,182	Papa John’s International, Inc.	1,546,992
		7,430,819
	MACHINERY - 5.2%
9,604	Alamo Group, Inc.	1,340,046
49,782	Altra Industrial Motion Corp.	2,755,434
34,776	Columbus McKinnon Corp.	1,681,420
76,718	Federal Signal Corp.	2,962,849
		8,739,749
	MEDICAL EQUIPMENT & DEVICES - 4.4%
46,540	Avanos Medical, Inc. *	1,452,048
23,431	CONMED Corp.	3,065,478
41,581	Merit Medical Systems, Inc. *	2,985,516
		7,503,042
	METALS & MINING - 1.9%
19,412	Encore Wire Corp.	1,840,840
62,629	Livent Corporation *	1,447,356
		3,288,196
	OIL & GAS PRODUCERS - 3.6%
76,736	Brigham Minerals, Inc.	1,470,262
66,060	PDC Energy, Inc.	3,130,583
26,820	Whiting Petroleum Corporation *	1,566,556
		6,167,401
	REAL ESTATE OWNERS & DEVELOPERS - 1.7%
173,333	Radius Global Infrastructure, Inc. *	2,830,528

	RETAIL - DISCRETIONARY - 4.6%
39,680	Academy Sports & Outdoors, Inc. *	1,587,994
53,145	Monro, Inc.	3,056,369
59,649	Sonic Automotive, Inc.	3,133,958
		7,778,321
	SEMICONDUCTORS - 1.6%
110,360	Amkor Technology, Inc.	2,753,482

	TECHNOLOGY HARDWARE - 2.7%
80,957	ADTRAN, Inc.	1,518,753
191,447	Viavi Solutions, Inc. *	3,013,376
		4,532,129
	TECHNOLOGY SERVICES - 1.8%
132,726	Repay Holdings Corp. *	3,056,680

	TOTAL COMMON STOCK (Cost $113,911,202)	135,373,210

	EXCHANGE TRADED FUND (A) - 11.3%
580,000	Timothy Plan US Small Cap Core ETF (Cost $14,834,080)	19,173,988

	REITs - 7.8%
62,475	Community Healthcare Trust Inc	2,823,246
52,511	National Storage Affiliates Trust	2,772,056
131,547	Plymouth Industrial REIT, Inc.	2,992,694
29,571	PotlatchDeltic Corp.	1,525,272
171,467	Summit Hotel Properties, Inc. *	1,651,227
79,481	Urban Edge Properties	1,455,297
	TOTAL REITs (Cost $12,140,216)	13,219,792

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	MONEY MARKET FUND - 0.9%
1,489,069	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $1,489,069)	$1,489,069

	TOTAL INVESTMENTS - 99.9% (Cost $142,374,567)	$169,256,059
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	136,530
	NET ASSETS - 100.0%	$169,392,589

*	Non-income producing securities.

ETF - Exchange Traded Fund.

REITs - Real Estate Investment Trusts.

(A)	Affiliated Fund.

(B)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 66.6%
	AEROSPACE/DEFENSE - 1.8%
23,063	General Dynamics Corp.	$4,521,040

	ASSET MANAGEMENT - 1.7%
61,114	Charles Schwab Corp.	4,451,544

	BANKING - 3.6%
49,718	BOK Financial Corp.	4,452,247
42,473	Western Alliance Bancorp	4,621,912
		9,074,159
	CABLE & SATELLITE - 1.7%
2,330	Cable One, Inc.	4,224,593

	CHEMICALS - 1.9%
17,211	Sherwin-Williams Co.	4,814,433

	DIVERSIFIED INDUSTRIALS - 3.4%
29,061	Eaton Corp. PLC	4,339,098
20,741	Honeywell International, Inc.	4,402,900
		8,741,998
	ELECTRIC UTILITIES - 3.2%
66,757	CMS Energy Corp.	3,987,396
47,840	WEC Energy Group, Inc.	4,219,488
		8,206,884
	ELECTRICAL EQUIPMENT - 0.8%
11,559	Hubbell, Inc.	2,088,365

	FOOD - 2.9%
30,466	JM Smucker Co.	3,656,834
47,305	McCormick & Co., Inc.	3,833,124
		7,489,958
	INSTITUTIONAL FINANCIAL SERVICES - 1.7%
37,499	Intercontinental Exchange, Inc.	4,305,635

	INSURANCE - 1.7%
29,413	Arthur J. Gallagher & Co.	4,372,242

	MACHINERY - 3.4%
34,530	Curtiss-Wright Corp.	4,356,995
24,437	Middleby Corp. *	4,166,753
		8,523,748
	MEDICAL EQUIPMENT & DEVICES - 5.2%
28,845	PerkinElmer, Inc.	4,998,550
21,065	STERIS PLC	4,303,158
26,329	Zimmer Biomet Holdings, Inc.	3,853,512
		13,155,220
	METALS & MINING - 1.6%
124,975	Freeport-McMoRan, Inc.	4,065,437

	OIL & GAS PRODUCERS - 2.9%
44,205	EOG Resources, Inc.	3,548,335
54,685	Valero Energy Corp.	3,859,120
		7,407,455
	RETAIL - CONSUMER STAPLES - 1.8%
21,164	Dollar General Corp.	4,489,731

	RETAIL - DISCRETIONARY - 5.4%
7,830	O’Reilly Automotive, Inc. *	4,784,600
35,895	Ross Stores, Inc.	3,907,171
24,858	Tractor Supply Co.	5,036,479
		13,728,250

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	SEMICONDUCTORS - 10.6%
6,385	ASML Holding N.V. (ADR)	$4,757,527
9,957	Broadcom, Inc.	4,828,448
30,061	Microchip Technology, Inc.	4,614,063
13,515	Monolithic Power Systems, Inc.	6,550,450
29,036	NVIDIA Corp.	6,015,098
		26,765,586
	SOFTWARE - 6.2%
34,505	Cadence Design Systems, Inc. *	5,225,437
18,155	Synopsys, Inc. *	5,435,789
10,793	Tyler Technologies, Inc. *	4,950,209
		15,611,435
	TECHNOLOGY SERVICES - 1.7%
16,536	CACI International, Inc. *	4,334,086

	TRANSPORTATION & LOGISTICS - 1.6%
20,188	Union Pacific Corp.	3,957,050

	TRANSPORTATION EQUIPMENT - 1.8%
53,361	Westinghouse Air Brake Technologies Corp.	4,600,252

	TOTAL COMMON STOCK (Cost $120,085,096)	168,929,101

	EXCHANGE TRADED FUNDS (A) - 23.3%
33,000	Timothy Plan High Dividend Stock Enhanced ETF	802,943
892,500	Timothy Plan High Dividend Stock ETF	26,150,161
77,000	Timothy Plan US Large/Mid Cap Core Enhanced ETF	1,885,976
865,000	Timothy Plan US Large/Mid Cap Core ETF	30,116,013
	TOTAL EXCHANGE TRADED FUNDS (Cost $46,799,749)	58,955,093

	REITs - 3.5%
22,044	Crown Castle International Corp.	3,820,666
16,913	Public Storage	5,024,852
	TOTAL REITs (Cost $6,729,326)	8,845,518

	MONEY MARKET FUND - 6.7%
16,927,368	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $16,927,368)	16,927,368

	TOTAL INVESTMENTS - 100.1% (Cost $190,541,539)	$253,657,080
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1)%	(159,043)
	NET ASSETS - 100.0%	$253,498,037

*	Non-income producing securities.

ADR - American Depositary Receipt

ETF - Exchange Traded Fund.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A)	Affiliated Funds.

(B)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income Fund
As of September 30, 2021

Par Value		Coupon Rate (%)	Maturity	Fair Value
	BONDS & NOTES - 97.5%
	CORPORATE BONDS - 31.4%
$1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$1,015,746
2,205,000	American Electric Power, Inc.	3.200	11/13/2027	2,371,240
2,210,000	Aptiv Corp.	4.150	3/15/2024	2,374,008
1,000,000	Canadian Pacific Railway Co.	2.900	2/1/2025	1,056,230
1,000,000	CBOE Global Markets, Inc.	3.650	1/12/2027	1,101,960
1,580,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	1,754,008
2,190,000	CSX Corp.	3.250	6/1/2027	2,387,122
1,520,000	Digital Realty Trust LP	3.700	8/15/2027	1,689,865
1,575,000	Dollar General Corp.	4.125	5/1/2028	1,788,382
750,000	Eaton Corp.	2.750	11/2/2022	769,500
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	1,062,304
855,000	European Investment Bank	2.375	6/15/2022	868,564
2,200,000	Healthpeak Properties, Inc.	3.500	7/15/2029	2,406,602
852,508	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,043,312
865,000	Kreditanstalt fuer Wiederaufbau	2.125	6/15/2022	877,229
1,212,000	LYB International Finance BV	4.000	7/15/2023	1,286,200
855,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	898,982
2,185,000	NiSource, Inc.	3.490	5/15/2027	2,394,758
1,570,000	Nutrien Ltd.	4.000	12/15/2026	1,752,763
2,240,000	Phillips 66 Partners LP	3.605	2/15/2025	2,396,797
2,235,000	Province of Ontario Canada	2.500	4/27/2026	2,378,985
865,000	Province of Quebec Canada	2.375	1/31/2022	871,094
2,235,000	Sunoco Logistics Partners LP	4.250	4/1/2024	2,393,173
1,577,000	WEC Energy Group, Inc.	3.550	6/15/2025	1,705,705
1,000,000	Zimmer Biomet Holdings, Inc.	3.700	3/19/2023	1,043,652
	TOTAL CORPORATE BONDS (Cost $38,159,765)			39,688,181

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 66.1%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 25.1%
1,612,689	FNMA Pool CA8997	3.000	2/1/2051	1,728,918
1,089,052	FNMA Pool CB0855	3.000	6/1/2051	1,161,443
1,057,546	FNMA Pool CB0867	3.500	6/1/2051	1,130,649
1,104,927	FNMA Pool FM4053	2.500	8/1/2050	1,143,135
1,663,037	FNMA Pool FM5537	2.000	1/1/2036	1,714,065
1,293,989	FNMA Pool MA4258	3.500	2/1/2051	1,377,766
1,342,348	FNMA Pool MA4316	2.500	4/1/2036	1,402,166
1,398,396	FNMA Pool MA4329	2.000	5/1/2036	1,441,304
1,728,459	FNMA Pool MA4333	2.000	5/1/2041	1,755,140
856,554	FNMA Pool MA4366	2.500	6/1/2041	886,802
150,621	GNMA Pool G2 4520	5.000	8/20/2039	171,955
199,303	GNMA Pool G2 4947	5.000	2/20/2041	227,540
820,181	GNMA Pool G2 BN2662	3.000	10/20/2049	858,421
1,472,568	GNMA Pool G2 CE1974	3.000	8/20/1951	1,555,847
382,228	GNMA Pool G2 MA3376	3.500	1/20/2046	407,815
247,728	GNMA Pool G2 MA3596	3.000	4/20/2046	260,880
674,318	GNMA Pool G2 MA3663	3.500	5/20/2046	716,629
245,298	GNMA Pool G2 MA3736	3.500	6/20/2046	260,893
416,434	GNMA Pool G2 MA4004	3.500	10/20/2046	443,197
271,367	GNMA Pool G2 MA4509	3.000	6/20/2047	287,225
344,225	GNMA Pool G2 MA4652	3.500	8/20/2047	365,033
434,705	GNMA Pool G2 MA4719	3.500	9/20/2047	460,906
442,078	GNMA Pool G2 MA4778	3.500	10/20/2047	470,971
360,798	GNMA Pool G2 MA4901	4.000	12/20/2047	386,610
318,267	GNMA Pool G2 MA4963	4.000	1/20/2048	341,037
338,118	GNMA Pool G2 MA6092	4.500	8/20/2049	360,922
380,760	GNMA Pool G2 MA6156	4.500	9/20/2049	405,782
338,150	GNMA Pool G2 MA6221	4.500	10/20/2049	361,120
621,765	GNMA Pool G2 MA6338	3.000	12/20/2049	650,342
348,408	GNMA Pool G2 MA6477	4.500	2/20/2050	372,390
525,769	GNMA Pool G2 MA6478	5.000	2/20/2050	571,433
562,683	GNMA Pool G2 MA6544	4.500	3/20/2050	598,998
397,367	GNMA Pool G2 MA6545	5.000	3/20/2050	430,614
494,435	GNMA Pool G2 MA6600	3.500	4/20/2050	520,169

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income Fund
As of September 30, 2021 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value
	GOVERNMENT MORTGAGE-BACKED SECURITIES (Continued) - 25.1%
$430,706	GNMA Pool G2 MA6601	4.000	4/20/2050	$458,793
421,751	GNMA Pool G2 MA6603	5.000	4/20/2050	456,335
1,391,177	GNMA Pool G2 MA7255	2.500	3/20/2051	1,436,907
737,229	GNMA Pool G2 MA7370	4.000	5/20/2051	786,031
932,701	GNMA Pool G2 MA7418	2.500	6/20/2051	963,004
1,742,119	GNMA Pool G2 MA7419	3.000	6/20/2051	1,822,658
25,736	GNMA Pool GN 723248	5.000	10/15/2039	30,053
316,261	GNMA Pool GN 783060	4.000	8/15/2040	345,135
119,539	GNMA Pool GN 783403	3.500	9/15/2041	128,417
	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $31,517,797)			31,655,450

	GOVERNMENT NOTES & BONDS - 41.0%
2,165,000	United States Treasury Note	2.250	11/15/2024	2,279,085
13,070,000	United States Treasury Note	2.000	8/15/2025	13,685,720
8,260,000	United States Treasury Note	1.625	2/15/2026	8,522,319
4,250,000	United States Treasury Note	0.625	7/31/2026	4,180,605
9,635,000	United States Treasury Note	1.500	2/15/2030	9,689,009
3,285,000	United States Treasury Note	1.250	8/15/2031	3,201,592
4,540,000	United States Treasury Note	4.500	2/15/2036	6,196,036
2,150,000	United States Treasury Note	2.250	5/15/2041	2,231,297
1,560,000	United States Treasury Note	3.000	2/15/2049	1,860,605
	TOTAL GOVERNMENT NOTES & BONDS (Cost $51,425,158)			51,846,268

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $82,942,955)			83,501,718

	TOTAL BONDS AND NOTES (Cost $121,102,720)			123,189,899

Shares
	MONEY MARKET FUND - 3.3%
4,209,551	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $4,209,551)			4,209,551

	TOTAL INVESTMENTS - 100.8% (Cost $125,312,271)			$127,399,450
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.8)%			(1,055,758)
	NET ASSETS - 100.0%			$126,343,692

FNMA - Federal National Mortgage Association.

GNMA - Government National Mortgage Association.

LLC - Limited Liability Company.

LP - Limited Partnership.

(A)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund
As of September 30, 2021

Par Value		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS - 91.6%
$500,000	Adient Global Holdings Ltd. (A)	4.875	8/15/2026	$512,725
500,000	AerCap Global Aviation Trust, 3 mo. LIBOR + 4.30% (A)(B)	4.430	6/15/2045	542,785
3,000,000	Air Lease Corp. (B)	4.650	6/15/2170	3,146,250
1,500,000	Allegheny Technologies, Inc.	5.125	10/1/2031	1,513,672
1,000,000	Alliance Data Systems Corp. (A)	7.000	1/15/2026	1,073,185
1,125,000	Allied Universal Holdco LLC (A)	4.625	6/1/2028	1,124,662
1,391,000	Ardent Health Services, Inc. (A)	5.750	7/15/2029	1,406,697
293,000	Ashton Woods Finance Co. (A)	9.875	4/1/2027	328,526
500,000	Ashton Woods Finance Co. (A)	6.625	1/15/2028	532,317
1,500,000	Ashton Woods Finance Co. (A)	4.625	8/1/2029	1,516,470
1,250,000	Ashton Woods Finance Co. (A)	4.625	4/1/2030	1,259,375
125,000	Atlas LuxCompany (A)	4.625	6/1/2028	125,000
250,000	Bausch Health Cos, Inc. (A)	5.000	1/30/2028	237,554
750,000	Bausch Health Cos, Inc. (A)	4.875	6/1/2028	778,125
125,000	Bausch Health Cos, Inc. (A)	5.000	2/15/2029	116,596
1,000,000	Bausch Health Cos, Inc. (A)	5.250	1/30/2030	934,020
50,000	Bausch Health Cos, Inc. (A)	5.250	2/15/2031	46,053
250,000	BCPE Empire Holdings, Inc. (A)	7.625	5/1/2027	249,062
1,550,000	Beacon Roofing Supply, Inc. (A)	4.125	5/15/2029	1,542,250
2,500,000	Burford Capital Global Finance LLC (A)	6.250	4/15/2028	2,652,700
500,000	BWX Technologies, Inc. (A)	4.125	6/30/2028	513,750
500,000	BWX Technologies, Inc. (A)	4.125	4/15/2029	512,500
500,000	Cascades, Inc. (A)	5.125	1/15/2026	532,440
500,000	Catalent Pharma Solutions, Inc. (A)	3.125	2/15/2029	491,600
250,000	Cemex SAB de CV (A)	3.875	7/11/2031	250,462
1,000,000	Central Garden & Pet Co. (A)	4.125	4/30/2031	1,016,776
3,000,000	Chemours Co. (A)	4.625	11/15/2029	2,933,400
522,000	Clarios Global LP (A)	6.250	5/15/2026	549,103
1,000,000	Clarios Global LP (A)	8.500	5/15/2027	1,065,000
1,500,000	Colgate Energy Partners III, LLC (A)	5.875	7/1/2029	1,513,155
1,000,000	CommScope, Inc. (A)	8.250	3/1/2027	1,046,250
750,000	CommScope, Inc. (A)	7.125	7/1/2028	768,000
1,000,000	Compass Minerals International, Inc. (A)	6.750	12/1/2027	1,062,875
1,072,000	CQP Holdco, LP (A)	5.500	6/15/2031	1,141,466
250,000	Crestwood Midstream Finance Corp.	5.750	4/1/2025	255,625
1,500,000	Crestwood Midstream Finance Corp. (A)	5.625	5/1/2027	1,545,675
1,000,000	Crowdstrike Holdings, Inc.	3.000	2/15/2029	997,900
500,000	DCP Midstream, LLC, 3 mo. LIBOR + 3.85% (A)(B)	3.980	5/21/2043	466,217
500,000	Diamond BC BV (A)	4.625	10/1/2029	508,132
350,000	Diamond Sports Finance Co. (A)	5.375	8/15/2026	231,437
1,000,000	Diversified Healthcare Trust	9.750	6/15/2025	1,091,250
250,000	DT Midstream, Inc. (A)	4.125	6/15/2029	253,828
750,000	DT Midstream, Inc. (A)	4.375	6/15/2031	773,437
1,694,000	Dycom Industries, Inc. (A)	4.500	4/15/2029	1,706,197
1,500,000	Emergent BioSolutions, Inc. (A)	3.875	8/15/2028	1,464,630
1,250,000	First Student Bidco, Inc. / First Transit Parent, Inc. (A)	4.000	7/31/2029	1,234,375
115,000	Freedom Mortgage Corp. (A)	8.125	11/15/2024	116,945
786,000	Freedom Mortgage Corp. (A)	8.250	4/15/2025	802,919
500,000	Freedom Mortgage Corp. (A)	7.625	5/1/2026	510,050
1,000,000	Freedom Mortgage Corp. (A)	6.625	1/15/2027	973,750
500,000	Genesis Energy LP	7.750	2/1/2028	501,875
2,125,000	Geo Group, Inc.	5.125	4/1/2023	2,005,394
2,550,000	GFL Environmental, Inc. (A)	4.000	8/1/2028	2,534,062
50,000	GFL Environmental, Inc. (A)	4.750	6/15/2029	51,250
250,000	GFL Environmental, Inc. (A)	4.375	8/15/2029	252,813
1,000,000	Global Partners LP	7.000	8/1/2027	1,045,160
1,000,000	Goodyear Tire & Rubber Co.	5.625	4/30/2033	1,091,250
500,000	Graham Packaging Co., Inc. (A)	7.125	8/15/2028	526,350
500,000	Gray Television, Inc. (A)	7.000	5/15/2027	536,875
1,750,000	Gray Television, Inc. (A)	4.750	10/15/2030	1,721,947
125,000	HealthEquity, Inc. (A)	4.500	10/1/2029	127,362
3,749,000	Howard Hughes Corp. (A)	4.375	2/1/2031	3,775,843
250,000	Icahn Enterprises Finance Corp.	4.750	9/15/2024	260,313
1,000,000	Icahn Enterprises Finance Corp.	6.250	5/15/2026	1,046,250
1,000,000	Icahn Enterprises Finance Corp.	4.375	2/1/2029	1,000,000
2,955,000	ILFC E-Capital Trust I, 3 mo. LIBOR + 1.55% (A)(B)	3.460	12/21/2065	2,394,230
1,500,000	ILFC E-Capital Trust II, 3 mo. LIBOR + 1.80% (A)(B)	3.710	12/21/2065	1,252,500
100,000	Ingles Markets, Inc. (A)	4.000	6/15/2031	101,414
1,500,000	iStar, Inc.	5.500	2/15/2026	1,569,375

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund
As of September 30, 2021 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value
	CORPORATE BONDS - 91.6% (Cont.)
$1,000,000	ITT Holdings, LLC (A)	6.500	8/1/2029	$1,010,000
250,000	Jazz Securities (A)	4.375	1/15/2029	259,388
750,000	Kaiser Aluminum Corp. (A)	4.500	6/1/2031	769,688
500,000	Ken Garff Automotive LLC (A)	4.875	9/15/2028	514,620
1,500,000	Koppers, Inc. (A)	6.000	2/15/2025	1,535,745
750,000	Ladder Capital Finance Corp. (A)	4.250	2/1/2027	743,438
750,000	Legacy LifePoint Health LLC (A)	4.375	2/15/2027	747,038
700,000	LFS Topco, LLC (A)	5.875	10/15/2026	721,921
250,000	LifePoint Health, Inc. (A)	5.375	1/15/2029	243,571
250,000	Lithia Motors, Inc. (A)	3.875	6/1/2029	259,803
1,000,000	Lithia Motors, Inc. (A)	4.375	1/15/2031	1,068,750
1,750,000	LPL Holdings, Inc. (A)	4.000	3/15/2029	1,799,613
500,000	LPL Holdings, Inc. (A)	4.375	5/15/2031	522,698
250,000	Madison IAQ, LLC (A)	4.125	6/30/2028	250,316
1,750,000	Mercer International, Inc.	5.125	2/1/2029	1,789,375
1,000,000	MGIC Investment Corp.	5.250	8/15/2028	1,068,300
2,000,000	Midwest Connector Capital Co. LLC (A)	4.625	4/1/2029	2,152,638
500,000	Mozart Debt Merger Sub, Inc. (A)	3.875	4/1/2029	500,000
500,000	Mozart Debt Merger Sub, Inc. (A)	5.250	10/1/2029	500,000
500,000	MSCI, Inc. (A)	3.625	11/1/2031	520,938
250,000	MSCI, Inc. (A)	3.250	8/15/2033	253,178
500,000	Nationstar Mortgage Holdings, Inc. (A)	6.000	1/15/2027	522,500
750,000	Nationstar Mortgage Holdings, Inc. (A)	5.500	8/15/2028	773,516
500,000	Navient Corp.	7.250	9/25/2023	545,885
3,000,000	New Residential Investment Corp. (A)	6.250	10/15/2025	3,027,150
250,000	NRG Energy, Inc. (A)	3.375	2/15/2029	247,045
250,000	NRG Energy, Inc. (A)	3.625	2/15/2031	245,875
1,000,000	NuStar Logistics LP	5.625	4/28/2027	1,066,970
1,000,000	Olin Corp.	5.625	8/1/2029	1,100,620
1,250,000	Pactiv Evergreen Group Issuer, Inc. (A)	4.375	10/15/2028	1,256,250
500,000	Papa John’s International, Inc. (A)	3.875	9/15/2029	496,815
1,000,000	PBF Holding Co. LLC (A)	9.250	5/15/2025	948,865
775,000	PBF Holding Co. LLC	7.250	6/15/2025	522,893
500,000	PBF Holding Co. LLC	6.000	2/15/2028	320,000
125,000	PHH Mortgage Corp. (A)	7.875	3/15/2026	127,382
1,500,000	Plastipak Holdings, Inc. (A)	6.250	10/15/2025	1,528,575
2,000,000	Polar US Borrower, LLC (A)	6.750	5/15/2026	2,015,030
1,500,000	Rent-A-Center, Inc. (A)	6.375	2/15/2029	1,620,000
125,000	Roller Bearing Company of America, Inc. (A)	4.375	10/15/2029	128,281
500,000	Scotts Miracle-Gro Co. (A)	4.000	4/1/2031	499,685
500,000	Scotts Miracle-Gro Co. (A)	4.375	2/1/2032	504,688
1,250,000	Service Properties Trust	7.500	9/15/2025	1,405,328
500,000	Service Properties Trust	5.500	12/15/2027	533,021
500,000	Sotheby’s/Bidfair Holdings, Inc. (A)	5.875	6/1/2029	515,005
500,000	Spirit AeroSystems, Inc. (A)	5.500	1/15/2025	529,375
1,000,000	Standard Industries, Inc. (A)	5.000	2/15/2027	1,032,500
1,500,000	STL Holding Co. LLC (A)	7.500	2/15/2026	1,586,250
1,000,000	Suburban Propane Partners LP	5.875	3/1/2027	1,045,765
125,000	Tap Rock Resources, LLC (A)	7.000	10/1/2026	128,594
1,250,000	Targa Resources Partners LP	5.500	3/1/2030	1,368,359
390,000	Tenet Healthcare Corp. (A)	4.625	9/1/2024	399,263
1,000,000	Tenet Healthcare Corp. (A)	6.250	2/1/2027	1,038,750
1,759,000	TMS International Holding Corp. (A)	6.250	4/15/2029	1,840,354
1,250,000	TriMas Corp. (A)	4.125	4/15/2029	1,280,913
500,000	Trinity Industries, Inc.	4.550	10/1/2024	530,695
500,000	TTM Technologies, Inc. (A)	4.000	3/1/2029	501,475
1,000,000	Twilio, Inc.	3.625	3/15/2029	1,024,250
1,500,000	United Natural Foods, Inc. (A)	6.750	10/15/2028	1,625,625
500,000	Vista Outdoor, Inc. (A)	4.500	3/15/2029	507,660
750,000	Vistra Operations Co. LLC (A)	5.625	2/15/2027	777,232
250,000	Vistra Operations Co. LLC (A)	4.375	5/1/2029	250,937
1,185,000	Vizient, Inc. (A)	6.250	5/15/2027	1,241,400
125,000	Wabash National Corporation (A)	4.500	10/15/2028	125,000
2,200,000	Waste Pro USA, Inc. (A)	5.500	2/15/2026	2,225,058
500,000	Weekley Finance Corp. (A)	4.875	9/15/2028	520,625
500,000	WR Grace Holdings, LLC (A)	5.625	8/15/2029	516,255
	TOTAL CORPORATE BONDS (Cost $121,432,695)			125,040,163

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund
As of September 30, 2021 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value
	CONVERTIBLE BONDS - 4.7%
	OIL & GAS PRODUCERS - 2.4%
$3,775,000	Cheniere Energy, Inc.	4.250	3/15/2045	$3,276,498

	SPECIALTY FINANCE - 2.3%
2,275,000	MGIC Investment Corp. (A)	9.000	4/1/2063	3,042,812

	TOTAL CONVERTIBLE BONDS (Cost $5,680,341)			6,319,310

Shares
	PREFERRED STOCK - 0.4%
	INDUSTRIAL SUPPORT SERVICES - 0.4%
17,500	WESCO International, Inc., 0.625% (Cost $463,059)			549,150

	MONEY MARKET FUND - 3.2%
4,398,611	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C) (Cost $4,398,611)			4,398,611

	TOTAL INVESTMENTS - 99.9% (Cost $131,974,706)			$136,307,234
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%			196,211
	NET ASSETS - 100.0%			$136,503,445

LIBOR - London Interbank Offered Rate. The 3 month U.S. LIBOR rate as of September 30, 2021 is 0.13%

LLC - Limited Liability Company.

LP - Limited Partnership.

(A)	144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $100,237,200 and represent 73.43% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B)	Variable rate security; the interest rate shown reflects the effective rate at September 30, 2021

(C)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 93.5%
	ADVERTISING & MARKETING - 0.3%
17,000	Tremor International Ltd. (ADR) *	$313,990

	AEROSPACE & DEFENSE - 2.5%
18,001	Elbit Systems Ltd.	2,607,265
31,000	RADA Electronic Industries Ltd. *	329,840
		2,937,105
	APPAREL & TEXTILE PRODUCTS - 3.4%
24,063	Delta Galil Industries Ltd.	1,200,856
21,392	Fox Wizel Ltd.	2,698,078
		3,898,934
	BANKING - 16.4%
108,000	Bank Hapoalim BM (ADR)	4,592,160
629,000	Bank Leumi Le-Israel BM	5,359,704
58,300	First International Bank Of Israel Ltd.	2,136,001
602,000	Israel Discount Bank Ltd. *	3,194,594
105,000	Mizrahi Tefahot Bank Ltd.	3,547,572
		18,830,031
	BIOTECH & PHARMA - 0.8%
450,000	Enlight Renewable Energy Ltd. *	978,767

	CHEMICALS - 2.0%
319,902	ICL Group Ltd.	2,325,688

	CONSTRUCTION MATERIALS - 0.8%
178,000	Inrom Construction Industries Ltd.	882,786

	E-COMMERCE DISCRETIONARY - 0.6%
9,900	Global-e Online Ltd. *	710,820

	ELECTRIC UTILITIES - 1.7%
28,700	Ormat Technologies, Inc.	1,911,731

	FOOD - 1.3%
50,500	Strauss Group Ltd.	1,477,831

	HEALTH CARE FACILITIES & SERVICES - 3.4%
12,769	Danel Adir Yeoshua Ltd.	2,493,520
1,575,013	Novolog Ltd.	1,425,550
		3,919,070
	HOME & OFFICE PRODUCTS - 2.4%
116,585	Maytronics Ltd.	2,755,846

	INSTITUTIONAL FINANCIAL SERVICES - 2.1%
453,685	Tel Aviv Stock Exchange Ltd.	2,414,572

	INSURANCE - 4.9%
184,000	Harel Insurance Investments & Financial Services Ltd.	1,903,792
1,230,000	Migdal Insurance & Financial Holding Ltd. *	1,807,170
167,400	Phoenix Holdings Ltd.	1,913,128
		5,624,090
	INTERNET MEDIA & SERVICES - 0.9%
5,800	Fiverr International Ltd. *	1,059,544

	LEISURE FACILITIES & SERVICES - 1.3%
15,800	Fattal Holdings 1998 Ltd. *	1,424,187

	MEDICAL EQUIPMENT & DEVICES - 0.9%
1,200	Inmode Ltd. *	191,340
7,100	Novocure Ltd. *	824,807
		1,016,147

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	OIL & GAS PRODUCERS - 4.1%
62,968	Energean PLC *	$750,542
40,000	Energean PLC *	469,414
5,600	Israel Corp. Ltd. *	1,742,932
2,000,000	Oil Refineries Ltd. *	453,172
7,000	Paz Oil Co. Ltd. *	761,589
1,175,000	Ratio Oil Exploration 1992 LP *	516,087
		4,693,736
	REAL ESTATE OWNERS & DEVELOPERS - 12.2%
105,000	Alony Hetz Properties & Investments Ltd.	1,614,308
176,000	Amot Investments Ltd.	1,245,472
31,000	Azrieli Group Ltd.	2,799,095
40,000	Elco Ltd.	2,477,256
160,000	Gav-Yam Lands Corp Ltd.	1,628,691
125,000	Gazit-Globe Ltd.	885,731
16,380	Melisron Ltd. *	1,313,449
593,430	Mivne Real Estate KD Ltd.	2,087,761
		14,051,763
	RENEWABLE ENERGY - 1.6%
216,360	Energix-Renewable Energies Ltd.	916,770
3,600	SolarEdge Technologies, Inc. *	954,792
		1,871,562
	RETAIL - CONSUMER STAPLES - 3.0%
16,700	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,199,901
210,000	Shufersal Ltd.	1,705,438
27,315	Victory Supermarket Chain Ltd.	568,966
		3,474,305
	SEMICONDUCTORS - 5.4%
39,000	Nova Measuring Instruments Ltd. *	3,989,310
74,423	Tower Semiconductor Ltd. *	2,225,248
		6,214,558
	SOFTWARE - 14.1%
15,000	Cognyte Software Ltd. *	308,250
13,100	CyberArk Software Ltd. *	2,067,442
33,435	Hilan Ltd.	1,886,202
1,200	Monday.com Ltd. *	391,440
21,100	Nice Ltd. (ADR) *	5,993,244
60,000	One Software Technologies Ltd.	968,771
45,300	Sapiens International Corp. NV	1,303,734
35,800	Varonis Systems, Inc. *	2,178,430
25,500	Verint Systems, Inc. *	1,142,145
		16,239,658
	TECHNOLOGY HARDWARE - 2.5%
17,800	AudioCodes Ltd.	579,212
15,800	Kornit Digital Ltd. *	2,286,892
		2,866,104
	TECHNOLOGY SERVICES - 2.8%
86,783	Magic Software Enterprises Ltd.	1,735,660
56,210	Matrix IT Ltd.	1,498,573
		3,234,233
	WHOLESALE - DISCRETIONARY - 2.1%
20,300	Tadiran Holdings Ltd.	2,468,481

	TOTAL COMMON STOCK (Cost $54,830,055)	107,595,539

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	REITs - 1.3%
259,000	Reit 1 Ltd. * (Cost $1,256,747)	$1,530,967

	MONEY MARKET FUND - 5.6%
6,382,650	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $6,382,650)	6,382,650

	TOTAL INVESTMENTS - 100.4% (Cost $62,469,452)	$115,509,156
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.4)%	(486,051)
	NET ASSETS - 100.0%	$115,023,105

*	Non-income producing securities.

ADR - American Depositary Receipt.

LP - Limited Partnership.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A)	Variable rate security; the rate shown represents the yield at September 30, 2021.

Diversification of Assets
Country	% of Net Assets
Israel	88.5%
United States	4.5%
United Kingdom	1.1%
Jersey	0.7%
Total	94.8%
Money Market Fund	5.6%
Other Assets Less Liabilities - Net	(0.4)%
Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund
As of September 30, 2021

Shares		Fair Value
	COMMON STOCK - 22.0%
	AEROSPACE & DEFENSE - 0.1%
1,863	Suez S.A. *	$42,502

	AUTOMOTIVE - 0.1%
2,400	NGK Insulators Ltd.	40,934

	CHEMICALS - 2.9%
4,993	CF Industries Holdings, Inc.	278,709
1,297	Chemours Co.	37,691
6,651	Corteva, Inc.	279,874
1,605	FMC Corp.	146,954
3,251	K+S AG *	52,579
7,110	Mosaic Co.	253,969
5,505	Nutrien Ltd	356,889
682	OCI N.V. *	20,171
1,463	Sasol Ltd. (ADR) *	27,563
4,104	Sociedad Quimica Y Minera de Chile, SA (ADR)	220,467
		1,674,866
	CONSTRUCTION MATERIALS - 0.3%
3,200	AGC, Inc.	165,772

	DIVERSIFIED INDUSTRIALS - 0.1%
638	Pentair PLC	46,338

	ELECTRIC UTILITIES - 0.1%
865	Neoen SA *	34,907
503	Ormat Technologies, Inc.	33,505
		68,412
	FOOD - 1.1%
428	Bakkafrost P/F	35,498
1,762	Beyond Meat, Inc. *	185,468
8,982	BRF SA (ADR) *	45,090
545	Cal-Maine Foods, Inc.	19,707
948	Darling Ingredients, Inc. *	68,161
815	Ingredion, Inc.	72,543
1,100	Maple Leaf Foods, Inc.	22,350
600	Morinaga Milk Industry Co. Ltd.	37,643
4,700	Nippon Suisan Kaisha Ltd.	27,423
1,279	Pilgrim’s Pride Corp. *	37,193
554	Sanderson Farms, Inc.	104,263
		655,339
	FORESTRY, PAPER & WOOD PRODUCTS - 0.0% **
600	Canfor Corp. *	13,176
900	Sumitomo Forestry Co. Ltd.	17,294
		30,470

	GAS & WATER UTILITIES - 0.9%
403	American States Water Co.	34,465
671	American Water Works Co., Inc.	113,426
437	California Water Service Group	25,752
5,672	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	40,158
539	Essential Utilities, Inc.	24,837
885	Pennon Group PLC	13,520
1,154	Severn Trent PLC	40,518
1,944	United Utilities Group PLC	25,384
6,518	Veolia Environnement SA	199,880
		517,940
	HEALTH CARE FACILITIES & SERVICES - 0.5%
48,754	Brookdale Senior Living, Inc. *	307,150

	INTERNET MEDIA & SERVICES - 0.0% **
944	PhosAgro (ADR)	21,032

	MACHINERY - 1.6%
1,110	AGCO Corp.	136,008
7,592	CNH Industrial NV	126,103
906	Deere & Co.	303,573
3,026	Evoqua Water Technologies Corp. *	113,657
11,700	Kubota Corp.	250,516
700	Kurita Water Industries Ltd.	33,879
		963,736

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	METALS & MINING - 4.2%
1,501	Agnico Eagle Mines Ltd.	$77,827
8,525	Alamos Gold, Inc.	61,380
2,243	Anglo American PLC	79,314
2,708	AngloGold Ashanti Ltd. (ADR)	43,301
1,391	Antofagasta PLC	25,545
22,898	B2Gold Corp.	78,311
1,550	BHP Group Ltd. (ADR)	82,956
234	BHP Group PLC (ADR)	11,861
2,352	Cameco Corp.	51,109
3,247	Cia De Minas Buenaventura (ADR) *	21,950
964	Cleveland-Cliffs, Inc. *	19,097
413	Compass Minerals International, Inc.	26,597
3,700	Endeavour Mining PLC	83,267
137	First Majestic Silver Corp.	1,548
2,600	First Quantum Minerals Ltd.	48,127
542	Franco-Nevada Corp.	70,411
2,135	Freeport-McMoRan, Inc.	69,452
8,858	Gold Fields Ltd. (ADR)	71,927
2,400	Hudbay Minerals, Inc.	14,966
21,177	Kinross Gold Corp.	113,509
2,802	Kirkland Lake Gold Ltd.	116,694
1,334	Lithium Americas Corp. *	29,788
3,123	Livent Corp. *	72,173
300	Lundin Mining Corp.	2,157
4,231	MMC Norilsk Nickel PJSC (ADR)	126,634
2,632	Newmont Corp.	142,918
3,416	Pan American Silver Corp.	79,490
3,028	Rio Tinto PLC (ADR)	202,331
730	Royal Gold, Inc.	69,708
1,144	Southern Copper Corp.	64,224
5,543	SSR Mining, Inc.	80,651
2,300	Sumitomo Metal Mining Co. Ltd.	83,796
5,243	Teck Resources Ltd.	130,490
10,403	Vale SA (ADR)	145,121
1,249	Vedanta Ltd. (ADR)	19,085
98	Wheaton Precious Metals Corp.	3,683
8,737	Yamana Gold, Inc.	34,599
		2,455,997
	OIL & GAS PRODUCERS - 6.7%
4,673	APA Corp.	100,142
20,300	ARC Resources Ltd	190,205
2,009	Canadian Natural Resources Ltd.	73,409
14,090	Cenovus Energy, Inc.	142,029
561	Cimarex Energy Company	48,919
1,701	CNX Resources Corp. *	21,467
4,626	ConocoPhillips	313,504
4,251	Continental Resources, Inc.	196,184
8,106	Coterra Energy, Inc.	176,387
475	Devon Energy Corp.	16,867
2,248	Diamondback Energy, Inc.	212,818
1,026	Ecopetrol SA (ADR)	14,723
5,060	EOG Resources, Inc.	406,166
127	EQT Corp. *	2,598
1,411	Hess Corp.	110,213
34,900	Inpex Corp.	274,008
2,222	Lukoil PJSC (ADR)	212,912
1,380	Magnolia Oil & Gas Corp.	24,550
6,109	Marathon Oil Corp.	83,510
711	Murphy Oil Corp.	17,754
306	Novatek OJSC (GDR)	80,815
7,365	Occidental Petroleum Corp.	217,857
1,141	Ovintiv, Inc.	37,516
2,800	Parex Resources, Inc.	50,923
2,370	PDC Energy, Inc.	112,314
3,018	Petroleo Brasileiro SA (ADR)	31,206
927	Pioneer Natural Resources Co.	154,355
2,695	Range Resources Corporation *	60,988
8,242	Rosneft Oil Company (GDR)	69,645
2,126	SM Energy Co.	56,084
9,131	Southwestern Energy Co. *	50,586
7,600	Suncor Energy, Inc.	157,537
5,400	Tourmaline Oil Corp.	188,617
504	YPF SA (ADR) *	2,349
		3,909,157

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund
As of September 30, 2021 (Continued)

Shares		Fair Value
	OIL & GAS SERVICES & EQUIPMENT - 1.1%
4,502	Baker Hughes, Inc.	$111,334
2,561	ChampionX Corp. *	57,264
6,953	Halliburton Co.	150,324
3,172	Helmerich & Payne, Inc.	86,945
2,874	NOV, Inc. *	37,678
3,391	Patterson-UTI Energy, Inc.	30,519
4,683	Schlumberger Ltd.	138,804
733	TechnipFMC PLC (France) *	5,566
5,132	TechnipFMC PLC *	38,644
		657,078
	RENEWABLE ENERGY- 0.8%
975	Atlantica Sustainable Infrastructure PLC	33,647
1,878	Ballard Power Systems, Inc. *	26,386
535	Daqo New Energy Corporation *	30,495
501	Enphase Energy, Inc. *	75,135
438	First Solar, Inc. *	41,811
1,733	Green Plains, Inc. *	56,582
1,300	GS Yuasa Corp.	29,618
2,163	Plug Power, Inc. *	55,243
476	Renewable Energy Group, Inc. *	23,895
183	SolarEdge Technologies, Inc. *	48,535
259	Varta AG	35,060
		456,407
	STEEL - 1.0%
365	Allegheny Technologies, Inc. *	6,070
1,575	ArcelorMittal (ADR)	47,502
12,813	Cia Siderurgica Nacional SA (ADR)	67,396
15,931	Gerdau SA (ADR)	78,381
2,300	Hitachi Metals Ltd. *	44,464
3,900	JFE Holdings, Inc.	59,317
3,100	Kobe Steel Ltd.	19,032
6,400	Nippon Steel & Sumitomo Metal Corp.	116,671
475	Novolipetskiy Metallurgicheskiy Kombinat PAO (ADR)	14,127
782	Severstal (ADR)	16,469
841	Ternium S.A. (ADR)	35,574
2,893	United States Steel Corp.	63,559
		568,562
	TELECOMMUNICATIONS - 0.3%
7,020	Switch, Inc.	178,238

	WHOLESALE - CONSUMER STAPLES - 0.2%
1,360	Bunge Ltd.	110,595

	TOTAL COMMON STOCK (Cost $10,475,075)	12,870,525

	EXCHANGE TRADED FUND - 2.0%
56,000	Invesco DB US Dollar Index Bearish Fund * (Cost - $1,207,768)	1,154,720

	REITs - 20.0%
11,400	Alexander & Baldwin, Inc.	267,216
7,500	American Assets Trust, Inc.	280,650
4,600	American Campus Communities, Inc.	222,870
13,000	American Homes 4 Rent	495,560
1,645	American Tower Corp.	436,600
15,000	Americold Realty Trust	435,750
17,950	Armada Hoffler Properties, Inc.	239,991
1,500	AvalonBay Communities, Inc.	332,460
3,200	Camden Property Trust	471,904
11,000	Cousins Properties, Inc.	410,190
4,550	Crown Castle International Corp.	788,606
4,400	CTO Realty Growth, Inc.	236,544
1,500	Digital Realty Trust, Inc.	216,675
1,030	Equinix, Inc.	813,834
800	Essex Property Trust, Inc.	255,792
14,400	Getty Realty Corp.	422,064
7,900	Healthcare Realty Trust, Inc.	235,262
13,000	Invitation Homes, Inc.	498,290
4,000	Life Storage, Inc.	458,960
13,000	Plymouth Industrial REIT, Inc.	295,750
2,332	PotlatchDeltic Corp.	120,285
7,600	Prologis, Inc.	953,268
1,600	Public Storage	475,360
690	Rayonier, Inc.	24,619

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund
As of September 30, 2021 (Continued)

Shares		Coupon Rate%	Maturity	Fair Value
	REITs (Continued)- 20.0%
16,000	Sabra Health Care REIT, Inc.			$235,520
2,030	SBA Communications Corp.			671,057
1,500	Sun Communities, Inc.			277,650
9,400	Ventas, Inc.			518,974
7,000	Welltower, Inc.			576,800
1,726	Weyerhaeuser Co.			61,394
	TOTAL REITS (Cost $9,907,574)			11,729,895

Principal		Coupon Rate%	Maturity
	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 26.3%
$1,140,779	TIPS	0.625	1/15/2024	1,217,349
1,013,824	TIPS	2.375	1/15/2025	1,164,161
887,191	TIPS	2.000	1/15/2026	1,034,900
1,089,769	TIPS	2.375	1/15/2027	1,326,125
1,264,046	TIPS	1.750	1/15/2028	1,521,183
1,272,786	TIPS	0.500	1/15/2028	1,425,084
1,029,964	TIPS	2.500	1/15/2029	1,319,067
1,946,142	TIPS	0.875	1/15/2029	2,248,384
2,265,278	TIPS	0.125	1/15/2031	2,485,737
1,097,043	TIPS	2.125	2/15/2041	1,649,142
	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $14,489,292)			15,391,132

Shares
	CLOSED END FUND - 4.8%
369,000	Sprott Physical Silver Trust * (Cost $3,475,241)			2,833,920

Ounces
	ALTERNATIVE INVESTMENTS - 18.6%
6,143	Gold Bars * (Cost $7,240,876)			10,796,704

Shares
	MONEY MARKET FUND - 6.1%
3,579,858	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $3,579,858)			3,579,858

	TOTAL INVESTMENTS - 99.8% (Cost $50,375,684)			$58,356,754
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%			122,865
	NET ASSETS - 100.0%			$58,479,619

*	Non-income producing securities/investments.

**	Less than 0.05%.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Strategic Growth Fund
As of September 30, 2021

Shares		Fair Value
	EXCHANGE TRADED FUNDS (A) - 55.7%
49,100	Timothy Plan High Dividend Stock Enhanced ETF	$1,194,681
61,033	Timothy Plan High Dividend Stock ETF	1,788,261
322,561	Timothy Plan International ETF	9,157,507
122,800	Timothy Plan US Large/Mid Cap Core Enhanced ETF	3,007,765
108,969	Timothy Plan US Large/Mid Cap Core ETF	3,793,886
111,831	Timothy Plan US Small Cap Core ETF	3,696,976
	TOTAL EXCHANGE TRADED FUNDS (Cost $19,134,687)	22,639,076

	MUTUAL FUNDS - 41.3% (B)
213,323	Timothy Plan Defensive Strategies Fund *	2,884,121
745,351	Timothy Plan Fixed Income Fund	7,781,458
213,862	Timothy Plan High Yield Bond Fund	2,119,374
313,562	Timothy Plan International Fund *	4,026,138
	TOTAL MUTUAL FUNDS (Cost $15,329,723)	16,811,091

	MONEY MARKET FUND - 3.2%
1,320,403	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C) (Cost $1,320,403)	1,320,403

	TOTAL INVESTMENTS - 100.2% (Cost $35,784,813)	$40,770,570
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2)%	(72,983)
	NET ASSETS - 100.0%	$40,697,587

*	Non-income producing securities.

ETF - Exchange Traded Fund.

(A)	Affiliated Funds.

(B)	Affiliated Funds - Class A.

(C)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Conservative Growth Fund
As of September 30, 2021

Shares		Fair Value
	EXCHANGE TRADED FUNDS (A) - 37.9%
31,200	Timothy Plan High Dividend Stock Enhanced ETF	$759,146
34,612	Timothy Plan High Dividend Stock ETF	1,014,128
249,544	Timothy Plan International ETF	7,084,554
124,300	Timothy Plan US Large/Mid Cap Core Enhanced ETF	3,044,505
116,721	Timothy Plan US Large/Mid Cap Core ETF	4,063,782
110,523	Timothy Plan US Small Cap Core ETF	3,653,736
	TOTAL EXCHANGE FUNDS (Cost $16,284,708)	19,619,851

	MUTUAL FUNDS - 59.2% (B)
232,427	Timothy Plan Defensive Strategies Fund *	3,142,415
2,022,768	Timothy Plan Fixed Income Fund	21,117,696
299,003	Timothy Plan High Yield Bond Fund	2,963,127
259,063	Timothy Plan International Fund *	3,326,366
	TOTAL MUTUAL FUNDS (Cost $28,963,410)	30,549,604

	MONEY MARKET FUND - 3.0%
1,537,435	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C) (Cost $1,537,435)	1,537,435

	TOTAL INVESTMENTS - 100.1% (Cost $46,785,553)	$51,706,890
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.1%	(59,467)
	NET ASSETS - 100.0%	$51,647,423

*	Non-income producing securities.

ETF - Exchange Traded Fund.

(A)	Affiliated Funds.

(B)	Affiliated Funds - Class A.

(C)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund
As of September 30, 2021

Par Value		Coupon Rate (%)	Maturity	Fair Value
	BONDS & NOTES - 34.3%
	CORPORATE BONDS - 13.9%
$60,000	ABB Finance USA, Inc.	2.875	5/8/2022	$60,937
160,000	American Electric Power Company, Inc.	3.200	11/13/2027	171,879
160,000	Aptiv Corp.	4.150	3/15/2024	171,820
55,000	Canadian Pacific Railway Co.	2.900	2/1/2025	58,065
55,000	CBOE Global Markets, Inc.	3.650	1/12/2027	60,573
85,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	94,324
160,000	CSX Corp.	3.250	6/1/2027	174,230
135,000	Digital Realty Trust LP	3.700	8/15/2027	149,986
80,000	Dollar General Corp.	4.125	5/1/2028	90,715
120,000	Eaton Corp.	2.750	11/2/2022	123,093
45,000	European Investment Bank	2.375	6/15/2022	45,705
120,000	Healthpeak Properties, Inc.	3.500	7/15/2029	131,189
45,000	Kreditanstalt fuer Wiederaufbau	2.125	6/15/2022	45,630
114,000	LYB International Finance BV	4.000	7/15/2023	120,925
120,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	126,126
110,000	NiSource, Inc.	3.490	5/15/2027	120,484
85,000	Nutrien Ltd.	4.000	12/15/2026	94,823
160,000	Phillips 66 Partners LP	3.605	2/15/2025	171,099
120,000	Province of Ontario Canada	2.500	4/27/2026	127,586
45,000	Province of Quebec Canada	2.375	1/31/2022	45,314
110,000	Sunoco Logistics Partners Operations LP	4.250	4/1/2024	117,730
142,000	WEC Energy Group, Inc.	3.550	6/15/2025	153,434
60,000	Zimmer Biomet Holdings, Inc.	3.700	3/19/2023	62,589
	TOTAL CORPORATE BONDS (Cost $2,390,773)			2,518,256

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 20.4%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 9.0%
65,824	FNMA FN CA8897	3.000	2/1/2051	70,548
53,480	FNMA FN CB0855	3.000	6/1/2051	57,018
52,166	FNMA FN CB0867	3.500	6/1/2051	55,756
69,293	FNMA FN FM5537	2.000	1/1/2036	71,398
12,030	FNMA FN MA4258	3.500	2/1/2051	12,805
51,629	FNMA FN MA4316	2.500	4/1/2036	53,913
23,945	FNMA FN MA4329	2.000	5/1/2036	24,672
73,033	FNMA FN MA4333	2.000	5/1/2041	74,138
57,413	GNMA Pool G2 BN2662	3.000	10/20/2049	60,071
74,876	GNMA Pool G2 CE1974	3.000	8/20/2051	79,087
67,996	GNMA Pool G2 MA3376	3.500	1/20/2046	72,527
51,519	GNMA Pool G2 MA3596	3.000	4/20/2046	54,238
44,955	GNMA Pool G2 MA3663	3.500	5/20/2046	47,761
59,058	GNMA Pool G2 MA3736	3.500	6/20/2046	62,794
19,235	GNMA Pool G2 MA4509	3.000	6/20/2047	20,353
57,144	GNMA Pool G2 MA4652	3.500	8/20/2047	60,580
55,326	GNMA Pool G2 MA4719	3.500	9/20/2047	58,643
46,437	GNMA Pool G2 MA6092	4.500	8/20/2049	49,540
37,466	GNMA Pool G2 MA6156	4.500	9/20/2049	39,905
39,075	GNMA Pool G2 MA6221	4.500	10/20/2049	41,705
53,980	GNMA Pool G2 MA6338	3.000	12/20/2049	56,444
33,978	GNMA Pool G2 MA6478	5.000	2/20/2050	36,898
43,563	GNMA Pool G2 MA6544	4.500	3/20/2050	46,347
28,008	GNMA Pool G2 MA6545	5.000	3/20/2050	30,325
38,403	GNMA Pool G2 MA6600	3.500	4/20/2050	40,389
35,892	GNMA Pool G2 MA6601	4.000	4/20/2050	38,210
50,358	GNMA Pool G2 MA6603	5.000	4/20/2050	54,441
66,929	GNMA Pool G2 MA7255	2.500	3/20/2051	69,109
51,984	GNMA Pool G2 MA7370	4.000	5/20/2051	55,393
49,349	GNMA Pool G2 MA7418	2.500	6/20/2051	50,937
83,425	GNMA Pool G2 MA7419	3.000	6/20/2051	87,256
4,151	GNMA Pool GN 723248	5.000	10/15/2039	4,843
	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $1,624,720)			1,638,044

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund
As of September 30, 2021 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value
	GOVERNMENT NOTES, BONDS & AGENCIES - 11.4%
$325,000	United States Treasury Note	0.125	7/31/2023	$324,289
150,000	United States Treasury Note	0.375	8/15/2024	149,438
225,000	United States Treasury Note	0.375	12/31/2025	220,386
160,000	United States Treasury Note	1.625	2/15/2026	165,031
270,000	United States Treasury Note	0.625	7/31/2026	265,570
265,000	United States Treasury Note	1.500	2/15/2030	266,418
160,000	United States Treasury Note	1.250	8/15/2031	155,925
80,000	United States Treasury Note	4.500	2/15/2036	109,156
100,000	United States Treasury Note	2.250	5/15/2041	103,750
130,000	United States Treasury Note	3.000	2/15/2049	155,010
190,000	United States Treasury Note	1.375	8/15/2050	159,867
	TOTAL GOVERNMENT NOTES, BONDS & AGENCIES (Cost $2,089,589)			2,074,840

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $3,714,309)			3,712,884

	TOTAL BONDS & NOTES (Cost $6,105,082)			6,231,140

Shares
	EXCHANGE TRADED FUNDS (A) - 65.2%
100,000	Timothy Plan High Dividend Stock Enhanced ETF			2,433,160
322,000	Timothy Plan High Dividend Stock ETF			9,434,568
	TOTAL EXCHANGE TRADED FUNDS (Cost $10,398,701)			11,867,728

	MONEY MARKET FUND - 0.7%
129,532	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $129,532)			129,532

	TOTAL INVESTMENTS - 100.2% (Cost $16,633,315)			$18,228,400
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2)%			(29,366)
	NET ASSETS - 100.0%			$18,199,034

ETF - Exchange Traded Fund.

FNMA - Federal National Mortgage Association.

GNMA - Government National Mortgage Association.

LP - Limited Partnership.

(A)	Affiliated Fund.

(B)	Variable rate security; the rate shown represents the yield at September 30, 2021.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Assets and Liabilities
September 30, 2021

	Aggressive		Large/Mid Cap		Large/Mid Cap
	Growth	International	Growth	Small Cap Value	Value	Fixed Income
	Fund	Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at cost	$37,720,014	$98,655,162	$68,849,311	$127,540,487	$143,741,790	$125,312,271
Investments in affiliates, at cost	—	—	18,644,500	14,834,080	46,799,749	—
Investments, at value	$52,937,281	$136,385,464	$109,587,433	$150,082,071	$194,701,987	$127,399,450
Investments in affiliates, at value	—	—	25,038,749	19,173,988	58,955,093	—
Dividends and interest receivable	19,823	209,381	41,184	104,894	24,040	584,768
Receivable for fund shares sold	14,191	62,988	114,479	443,982	112,459	400,278
Receivable for securities sold	—	114,179	—	401,846	—	—
Receivable for foreign tax reclaims	—	219,334	—	—	—	—
Prepaid expenses and other assets	17,093	23,809	16,583	29,780	27,656	10,632
Total Assets	52,988,388	137,015,155	134,798,428	170,236,561	253,821,235	128,395,128

LIABILITIES:
Payable for securities purchased	—	281,749	—	582,846	—	1,660,111
Payable for fund shares redeemed	4,441	38,249	198,886	49,467	22,041	208,395
Payable to service providers	25,656	36,855	50,562	58,445	93,209	72,026
Accrued advisory fees	33,946	110,259	63,475	104,134	144,797	43,102
Accrued 12b-1 fees	10,436	14,760	29,299	27,357	45,621	28,574
Accrued expenses and other liabilities	16,264	19,746	13,986	21,723	17,530	39,228
Total Liabilities	90,743	501,618	356,208	843,972	323,198	2,051,436

Net Assets	$52,897,645	$136,513,537	$134,442,220	$169,392,589	$253,498,037	$126,343,692

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$34,226,759	$98,759,299	$79,239,056	$129,129,411	$179,064,961	$125,478,317
Accumulated earnings	18,670,886	37,754,238	55,203,164	40,263,178	74,433,076	865,375
Net Assets	$52,897,645	$136,513,537	$134,442,220	$169,392,589	$253,498,037	$126,343,692

Class A
Net Assets	$37,917,061	$61,220,107	$96,377,721	$105,800,401	$160,559,933	$96,585,790
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,026,347	4,767,081	7,642,432	4,955,212	7,339,571	9,254,309
Net Asset Value, offering price and redemption price per share	$12.53	$12.84	$12.61	$21.35	$21.88	$10.44
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$13.26	$13.59	$13.34	$22.59	$23.15	$10.93	*

Class C
Net Assets	$2,876,927	$2,336,927	$10,844,767	$7,292,960	$15,161,817	$11,369,393
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	293,860	189,187	1,107,409	514,884	929,457	1,132,517
Net Asset Value, offering price and redemption price per share	$9.79	$12.35	$9.79	$14.16	$16.31	$10.04
Minimum Redemption Price Per Share (NAV * 0.99)	$9.69	$12.23	$9.69	$14.02	$16.15	$9.94

Class I
Net Assets	$12,103,657	$72,956,503	$27,219,732	$56,299,228	$77,776,287	$18,388,509
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	942,496	5,658,220	2,105,264	2,593,278	3,513,323	1,778,092
Net Asset Value, offering price and redemption price per share	$12.84	$12.89	$12.93	$21.71	$22.14	$10.34

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Assets and Liabilities (Continued)
September 30, 2021

	High Yield		Israel Common	Defensive		Conservative
	Bond		Values	Strategies	Strategic Growth	Growth	Growth & Income
	Fund		Fund	Fund	Fund	Fund	Fund
ASSETS:
Investments, at cost	$131,974,706		$62,469,452	$43,134,808	$1,320,403	$1,537,435	$6,234,614
Investments in affiliates, at cost	—		—	—	34,464,410	45,248,118	10,398,701
Investments, at value	$136,307,234		$115,509,156	$47,560,050	$1,320,403	$1,537,435	$6,360,672
Investments in affiliates, at value	—		—	—	39,450,167	50,169,455	11,867,728
Gold Investments, at fair value (Cost $7,240,876)	—		—	10,796,704	—	—	—
Foreign Cash
Canadian Dollar (CAD)(Cost $146)	—		—	146	—	—	—
Euro (EUR)(Cost $83)	—		—	82	—	—	—
Great British Pound (GBP)(Cost $125)	—		—	122	—	—	—
Dividends and interest receivable	1,739,606		8,993	102,883	10	13	32,750
Receivable for fund shares sold	225,679		332,638	306,135	6,514	42,879	1,873
Receivable for securities sold	746,250		—	—	—	—	—
Receivable for foreign tax reclaims	—		—	1,321	—	—	—
Prepaid expenses and other assets	13,312		22,454	25,542	4,879	7,348	11,777
Total Assets	139,032,081		115,873,241	58,792,985	40,781,973	51,757,130	18,274,800

LIABILITIES:
Payable for securities purchased	2,127,500		638,793	195,796	—	—	—
Payable for fund shares redeemed	254,332		34,063	31,083	25,238	36,364	29,996
Payable to service providers	34,033		28,312	24,461	20,533	25,904	11,634
Accrued advisory fees	61,228		94,273	26,530	18,770	24,464	7,716
Accrued 12b-1 fees	15,483		22,184	8,426	1,340	3,120	4,687
Accrued expenses and other liabilities	36,060		32,511	27,070	18,505	19,855	21,733
Total Liabilities	2,528,636		850,136	313,366	84,386	109,707	75,766

Net Assets	$136,503,445		$115,023,105	$58,479,619	$40,697,587	$51,647,423	$18,199,034

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$132,008,624		$65,455,179	$50,694,671	$33,839,490	$44,752,789	$16,547,020
Accumulated earnings	4,494,821		49,567,926	7,784,948	6,858,097	6,894,634	1,652,014
Net Assets	$136,503,445		$115,023,105	$58,479,619	$40,697,587	$51,647,423	$18,199,034

Class A
Net Assets	$64,215,901		$57,666,592	$40,341,713	$37,730,597	$46,151,141	$14,190,526
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,479,114		2,334,894	2,983,208	3,456,631	3,959,081	1,208,070
Net Asset Value, offering price and redemption price per share	$9.91		$24.70	$13.52	$10.92	$11.66	$11.75
Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$10.38	*	$26.14	$14.31	$11.56	$12.34	$12.43

Class C
Net Assets	$3,137,930		$12,293,235	$3,387,760	$2,966,990	$5,496,282	$1,938,195
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	311,377		527,748	265,976	312,413	534,251	171,413
Net Asset Value, offering price and redemption price per share	$10.08		$23.29	$12.74	$9.50	$10.29	$11.31
Minimum Redemption Price Per Share (NAV * 0.99)	$9.98		$23.06	$12.61	$9.41	$10.19	$11.20

Class I
Net Assets	$69,149,614		$45,063,278	$14,750,146	$—	$—	$2,070,313
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,975,434		1,806,266	1,088,837	—	—	174,986
Net Asset Value, offering price and redemption price per share	$9.91		$24.95	$13.55	$—	$—	$11.83

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Operations
For the Year Ended September 30, 2021

	Aggressive		Large/Mid Cap		Large/Mid Cap
	Growth	International	Growth	Small Cap Value	Value	Fixed Income
	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$211	$471	$328	$213	$452	$1,749,452
Dividend Income	139,237	2,477,831	772,100	2,432,610	1,999,139	—
Dividend income from affiliated investments	—	—	178,901	230,391	821,007	—
Foreign tax withheld	—	(375,492)	(5,622)	—	—	—
Total Investment Income	139,448	2,102,810	945,707	2,663,214	2,820,598	1,749,452

Operating Expenses:
Investment advisory fees	389,531	1,169,259	1,020,225	1,324,981	1,893,455	724,310
12b-1 Fees:
Class A	86,240	141,918	213,917	248,929	376,264	234,520
Class C	26,777	22,991	98,392	68,273	148,425	99,787
Administration fees	119,755	236,375	264,700	291,456	438,414	301,170
Registration fees	36,810	42,700	51,800	55,669	54,321	61,150
Printing expenses	18,155	44,425	50,760	64,186	82,907	52,300
Non 12b-1 shareholder service fees	15,650	74,185	44,140	53,049	85,128	106,790
Audit fees	13,490	13,490	12,980	13,539	13,140	13,490
Custody fees	10,861	16,600	19,082	24,783	25,580	22,030
Compliance officer fees	5,270	11,505	12,905	15,186	22,210	14,190
Trustees’ fees	3,125	2,260	4,150	6,949	6,651	6,790
Insurance expenses	1,415	4,055	5,280	5,950	10,822	5,675
Miscellaneous expenses	7,620	995	7,620	7,172	5,454	2,835
Total Operating Expenses	734,699	1,780,758	1,805,951	2,180,122	3,162,771	1,645,037
Less: Expenses waived by Advisor	(45,827)	(54,433)	(128,092)	(166,945)	(299,330)	(235,823)
Net Operating Expenses	688,872	1,726,325	1,677,859	2,013,177	2,863,441	1,409,214

Net Investment Income (Loss)	(549,424)	376,485	(732,152)	650,037	(42,843)	340,238

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on
investments	4,965,183	3,800,478	8,888,843	20,016,550	17,145,584	724,416
foreign currency transactions	—	90	53	—	—	—
and affiliated investments	—	—	608,796	—	763,816	—
Capital gain dividends from REITs	762	—	—	68,869	13,632	—
Net change in unrealized appreciation (depreciation) on investments	7,354,050	21,845,442	16,956,388	29,606,336	23,947,507	(3,838,709)
affiliated investments	—	—	5,148,793	6,843,594	12,463,820	—
and foreign currency translations	—	(37)	(15)	—	—	—
Net Realized and Unrealized Gain (Loss) on Investments	12,319,995	25,645,973	31,602,858	56,535,349	54,334,359	(3,114,293)

Net Increase (Decrease) in Net Assets Resulting From Operations	$11,770,571	$26,022,458	$30,870,706	$57,185,386	$54,291,516	$(2,774,055)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Operations (Continued)
For the Year Ended September 30, 2021

	High Yield	Israel Common	Defensive		Conservative
	Bond	Values	Strategies	Strategic Growth	Growth	Growth & Income
	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest income	$5,711,453	$239	$600,660	$93	$187	$106,485
Dividend Income	46,484	1,553,501	481,869	—	—	—
Dividend income from affiliated investments	—	—	—	541,419	665,669	272,824
Foreign tax withheld	(37,233)	(383,005)	(19,690)	—	—	—
Total Investment Income	5,720,704	1,170,735	1,062,839	541,512	665,856	379,309

Operating Expenses:
Investment advisory fees	621,647	940,658	282,666	255,783	330,796	154,947
12b-1 fees:
Class A	134,789	120,379	87,334	—	—	35,346
Class C	27,589	108,478	28,473	21,506	40,744	18,803
Administration fees	239,500	197,650	122,644	99,330	124,492	73,690
Non 12b-1 shareholder service fees	98,010	28,053	31,140	8,174	16,169	6,367
Printing expenses	72,450	51,300	38,052	16,799	21,408	9,715
Registration fees	68,750	45,771	29,467	24,425	36,088	26,280
Custody fees	18,710	89,349	46,550	4,308	7,340	5,604
Audit fees	13,505	13,189	13,140	13,157	13,358	13,554
Compliance officer fees	12,450	10,162	5,144	5,144	6,334	2,506
Trustees’ fees	5,825	5,586	1,893	3,612	3,009	1,727
Miscellaneous expenses	2,875	3,236	2,466	2,224	2,279	5,328
Insurance expenses	4,800	3,343	1,774	1,583	2,110	592
Total Operating Expenses	1,320,900	1,617,154	690,743	456,045	604,127	354,459
Less: Expenses waived by Advisor	(51,804)	—	(23,556)	—	—	(68,011)
Net Operating Expenses	1,269,096	1,617,154	667,187	456,045	604,127	286,448

Net Investment Income (Loss)	4,451,608	(446,419)	395,652	85,467	61,729	92,861

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on
investments	1,339,672	770,111	1,567,138	—	—	76,893
foreign currency transactions	—	9,414	(1,760)	—	—	—
and affiliated investments	—	—	—	1,998,299	2,207,288	590,568
Capital gain dividends from REITs	—	—	38,438	—	—	—
Net change in unrealized appreciation (depreciation) on investments	4,545,311	34,790,495	4,416,771	—	—	(232,602)
affiliated investments	—	—	—	4,426,668	3,541,820	2,247,199
alternative investments	—	—	(791,725)	—	—	—
and foreign currency translations	—	(206)	(19)	—	—	—
Net Realized and Unrealized Gain on Investments	5,884,983	35,569,814	5,228,843	6,424,967	5,749,108	2,682,058

Net Increase in Net Assets Resulting From Operations	$10,336,591	$35,123,395	$5,624,495	$6,510,434	$5,810,837	$2,774,919

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operations:
Net investment income (loss)	$(549,424)	$(313,451)	$376,485	$(232,277)	$(732,152)	$(401,853)
Net realized gain from investments and foreign currency transactions	4,965,183	2,881,501	3,800,568	1,477,398	9,497,692	1,895,276
Capital gain dividends from REITs	762	—	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	7,354,050	4,488,748	21,845,405	7,128,189	22,105,166	12,093,448
Net increase in net assets resulting from operations	11,770,571	7,056,798	26,022,458	8,373,310	30,870,706	13,586,871

Distributions to Shareholders:
Return of Capital
Class A	—	—	—	(272)	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	(154)	—	—
Total distributions paid
Class A	(1,759,027)	—	—	(414,996)	(1,333,781)	(2,645,457)
Class C	(179,742)	—	—	—	(201,076)	(411,753)
Class I	(311,960)	—	—	(304,044)	(437,156)	(662,464)
Total dividends and distributions to shareholders	(2,250,729)	—	—	(719,466)	(1,972,013)	(3,719,674)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,261,986	10,263,766	15,219,293	15,515,619	19,629,181	16,068,610
Class C	822,801	420,318	399,937	674,959	2,201,953	1,333,528
Class I	11,257,925	2,930,563	43,620,770	19,860,676	15,853,873	18,044,926
Reinvestment of dividends and distributions
Class A	1,710,650	—	—	339,337	1,294,897	2,530,212
Class C	177,642	—	—	—	196,543	392,575
Class I	292,104	—	—	188,255	406,909	626,060
Cost of shares redeemed
Class A	(11,786,611)	(7,336,933)	(16,161,405)	(30,058,546)	(16,164,437)	(19,245,020)
Class C	(891,732)	(1,111,752)	(746,545)	(1,353,244)	(2,014,066)	(2,236,862)
Class I	(4,771,795)	(1,386,692)	(19,797,614)	(14,445,090)	(14,322,410)	(15,036,610)
Net increase (decrease) in net assets from share transactions of beneficial interest	7,072,970	3,779,270	22,534,436	(9,278,034)	7,082,443	2,477,419

Total Increase (Decrease) in Net Assets	16,592,812	10,836,068	48,556,894	(1,624,190)	35,981,136	12,344,616

Net Assets:
Beginning of year	36,304,833	25,468,765	87,956,643	89,580,833	98,461,084	86,116,468
End of year	$52,897,645	$36,304,833	$136,513,537	$87,956,643	$134,442,220	$98,461,084

Share Activity:
Shares Sold
Class A	878,326	1,144,605	1,230,383	1,669,718	1,701,127	1,824,223
Class C	88,276	61,079	33,623	74,198	247,285	196,651
Class I	932,116	370,655	3,540,045	2,165,480	1,385,905	2,018,098
Shares Reinvested
Class A	159,724	—	—	35,127	122,045	282,705
Class C	21,098	—	—	—	23,708	55,448
Class I	26,676	—	—	19,488	37,469	68,497
Shares Redeemed
Class A	(1,066,906)	(860,806)	(1,361,302)	(3,232,658)	(1,433,860)	(2,231,377)
Class C	(96,564)	(163,949)	(65,127)	(153,554)	(229,790)	(328,373)
Class I	(387,181)	(153,601)	(1,627,542)	(1,574,142)	(1,257,328)	(1,728,840)
Net increase (decrease) in shares of beneficial interest outstanding	555,565	397,983	1,750,080	(996,343)	596,561	157,032

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operations:
Net investment income (loss)	$650,037	$404,327	$(42,843)	$320,779	$340,238	$1,114,655
Net realized gain (loss) from investments and foreign currency transactions	20,016,550	(3,126,054)	17,909,400	803,689	724,416	719,937
Capital gain dividends from REITs	68,869	112,588	13,632	1,535	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	36,449,930	(15,946,373)	36,411,327	5,706,882	(3,838,709)	3,514,629
Net increase (decrease) in net assets resulting from operations	57,185,386	(18,555,512)	54,291,516	6,832,885	(2,774,055)	5,349,221

Distributions to Shareholders:
Total distributions paid
Class A	(145,591)	(3,484,745)	(4,723,162)	(16,241,793)	(1,095,468)	(1,185,130)
Class C	—	(444,256)	(629,087)	(2,284,461)	(31,078)	(59,229)
Class I	(235,809)	(1,608,471)	(1,718,701)	(5,910,352)	(272,172)	(163,819)
Total dividends and distributions to shareholders	(381,400)	(5,537,472)	(7,070,950)	(24,436,606)	(1,398,718)	(1,408,178)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	14,073,350	11,772,086	22,929,759	24,478,552	26,437,486	27,874,703
Class C	1,321,147	1,037,946	2,286,681	2,089,087	4,820,492	3,457,109
Class I	24,763,371	21,243,639	37,132,392	32,183,968	15,917,543	12,132,019
Reinvestment of dividends and distributions
Class A	139,050	3,340,385	4,496,466	15,085,002	1,002,964	1,074,093
Class C	—	428,980	603,732	2,150,333	23,671	46,467
Class I	189,231	1,504,962	1,579,911	5,493,549	231,009	140,391
Cost of shares redeemed
Class A	(19,125,740)	(23,672,886)	(29,756,516)	(39,660,804)	(19,027,079)	(26,199,346)
Class C	(2,250,567)	(3,087,087)	(4,891,508)	(4,917,130)	(2,466,111)	(3,029,571)
Class I	(21,788,455)	(18,239,807)	(19,841,245)	(34,084,778)	(10,362,221)	(7,470,668)
Net increase (decrease) in net assets from share transactions of beneficial interest	(2,678,613)	(5,671,782)	14,539,672	2,817,779	16,577,754	8,025,197

Total Increase (Decrease) in Net Assets	54,125,373	(29,764,766)	61,760,238	(14,785,942)	12,404,981	11,966,240

Net Assets:
Beginning of year	115,267,216	145,031,982	191,737,799	206,523,741	113,938,711	101,972,471
End of year	$169,392,589	$115,267,216	$253,498,037	$191,737,799	$126,343,692	$113,938,711

Share Activity:
Shares Sold
Class A	705,641	785,701	1,118,061	1,455,831	2,484,863	2,610,965
Class C	99,030	104,450	146,472	166,081	473,801	340,891
Class I	1,236,880	1,406,282	1,743,744	1,875,536	1,511,851	1,144,700
Shares Reinvested
Class A	8,089	191,647	237,030	859,544	95,205	101,469
Class C	—	36,664	42,427	160,592	2,355	4,594
Class I	10,183	85,026	82,459	310,020	22,100	13,307
Shares Redeemed
Class A	(992,273)	(1,519,667)	(1,492,161)	(2,392,013)	(1,786,331)	(2,465,061)
Class C	(183,375)	(308,384)	(326,823)	(381,304)	(241,630)	(298,562)
Class I	(1,114,591)	(1,150,668)	(998,773)	(1,991,566)	(987,793)	(710,241)
Net increase (decrease) in shares of beneficial interest outstanding	(230,416)	(368,949)	552,436	62,721	1,574,421	742,062

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operations:
Net investment income (loss)	$4,451,608	$3,415,148	$(446,419)	$(471,877)	$395,652	$(39,904)
Net realized gain (loss) from investments and foreign currency transactions	1,339,672	233,510	779,525	(1,142,847)	1,565,378	(1,948,581)
Capital gain dividends from REITs	—	—	—	—	38,438	33,316
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	4,545,311	(1,331,098)	34,790,289	(3,276,125)	3,625,027	3,186,489
Net increase (decrease) in net assets resulting from operations	10,336,591	2,317,560	35,123,395	(4,890,849)	5,624,495	1,231,320

Distributions to Shareholders:
Return of Capital
Class A	—	—	—	(9,977)	—	(3,881)
Class C	—	—	—	(2,414)	—	(365)
Class I	—	—	—	(5,833)	—	(565)
Total distributions paid
Class A	(2,251,965)	(2,035,084)	—	(440,041)	—	(919,259)
Class C	(89,077)	(91,711)	—	(31,435)	—	(75,547)
Class I	(2,180,847)	(1,241,948)	—	(306,642)	—	(130,298)
Total dividends and distributions to shareholders	(4,521,889)	(3,368,743)	—	(796,342)	—	(1,129,915)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	26,411,790	28,629,454	12,218,199	14,258,338	13,192,053	4,811,338
Class C	1,212,283	623,382	1,648,189	2,211,779	1,269,492	447,075
Class I	50,130,344	24,381,412	17,632,057	15,841,843	12,525,965	3,190,306
Reinvestment of dividends and distributions
Class A	2,008,049	1,768,156	—	406,728	—	880,163
Class C	86,707	86,725	—	29,270	—	70,252
Class I	1,658,971	947,104	—	286,984	—	120,968
Cost of shares redeemed
Class A	(13,406,616)	(23,219,760)	(9,390,476)	(24,660,411)	(6,804,176)	(10,161,774)
Class C	(761,780)	(904,620)	(2,519,410)	(2,091,301)	(663,983)	(1,141,669)
Class I	(15,941,614)	(12,770,412)	(9,491,711)	(11,198,744)	(3,917,640)	(1,792,048)
Net increase (decrease) in net assets from share transactions of beneficial interest	51,398,134	19,541,441	10,096,848	(4,915,514)	15,601,711	(3,575,389)

Total Increase (Decrease) in Net Assets	57,212,836	18,490,258	45,220,243	(10,602,705)	21,226,206	(3,473,984)

Net Assets:
Beginning of year	79,290,609	60,800,351	69,802,862	80,405,567	37,253,413	40,727,397
End of year	$136,503,445	$79,290,609	$115,023,105	$69,802,862	$58,479,619	$37,253,413

Share Activity:
Shares Sold
Class A	2,690,563	3,115,231	551,098	864,480	1,001,465	422,649
Class C	121,685	67,258	77,687	135,571	99,773	41,663
Class I	5,082,748	2,646,886	799,074	922,156	950,790	277,728
Shares Reinvested
Class A	204,598	199,079	—	21,973	—	77,138
Class C	8,691	9,553	—	1,654	—	6,451
Class I	168,803	106,165	—	15,421	—	10,630
Shares Redeemed
Class A	(1,379,460)	(2,586,721)	(439,335)	(1,417,448)	(528,846)	(890,593)
Class C	(77,099)	(98,041)	(126,867)	(134,779)	(54,213)	(106,998)
Class I	(1,616,588)	(1,367,605)	(427,214)	(701,466)	(304,722)	(161,469)
Net increase (decrease) in shares of beneficial interest outstanding	5,203,941	2,091,805	434,443	(292,438)	1,164,247	(322,801)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds
Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Growth & Income Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
Operations:
Net investment income	$85,467	$122,767	$61,729	$156,341	$92,861	$161,784
Net realized gain (loss) from investments, affiliated investments and foreign currency transactions	1,998,299	1,231,878	2,207,288	1,062,914	667,461	(111,175)
Capital gain distributions from affiliated investments	—	38,287	—	42,133	—	—
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	4,426,668	(652,306)	3,541,820	112,552	2,014,597	(873,565)
Net increase (decrease) in net assets resulting from operations	6,510,434	740,626	5,810,837	1,373,940	2,774,919	(822,956)

Distributions to Shareholders:
Return of Capital
Class A	—	—	—	—	—	(1,185)
Class C	—	—	—	—	—	(193)
Class I	—	—	—	—	—	(242)
Total distributions paid
Class A	(1,165,888)	(1,199,081)	(1,105,678)	(1,464,847)	(116,254)	(146,081)
Class C	(98,452)	(137,411)	(119,253)	(221,058)	(2,105)	(8,076)
Class I	—	—	—	—	(23,691)	(32,030)
Total dividends and distributions to shareholders	(1,264,340)	(1,336,492)	(1,224,931)	(1,685,905)	(142,050)	(187,807)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,181,203	4,394,265	6,236,902	7,217,924	1,972,327	3,255,251
Class C	625,855	425,625	1,394,069	1,069,767	467,983	225,817
Class I	—	—	—	—	1,060,966	2,174,045
Reinvestment of dividends and distributions
Class A	1,140,481	1,178,596	1,064,304	1,391,939	107,423	135,567
Class C	98,074	134,395	115,430	211,609	2,043	8,053
Class I	—	—	—	—	21,449	29,055
Cost of shares redeemed
Class A	(4,732,445)	(5,157,240)	(6,830,283)	(7,446,765)	(3,211,912)	(3,965,676)
Class C	(865,233)	(941,279)	(1,177,101)	(1,968,448)	(522,375)	(771,341)
Class I	—	—	—	—	(1,448,464)	(3,032,452)
Net increase (decrease) in net assets from share transactions of beneficial interest	447,935	34,362	803,321	476,026	(1,550,560)	(1,941,681)

Total Increase (Decrease) in Net Assets	5,694,029	(561,504)	5,389,227	164,061	1,082,309	(2,952,444)

Net Assets:
Beginning of year	35,003,558	35,565,062	46,258,196	46,094,135	17,116,725	20,069,169
End of year	$40,697,587	$35,003,558	$51,647,423	$46,258,196	18,199,034	$17,116,725

Share Activity:
Shares Sold
Class A	388,876	484,704	542,123	698,747	169,337	316,144
Class C	66,790	52,144	138,897	119,741	42,191	23,088
Class I	—	—	—	—	91,596	208,374
Shares Reinvested
Class A	112,807	121,757	95,883	131,563	9,139	14,206
Class C	11,082	15,700	11,719	22,392	181	875
Class I	—	—	—	—	1,813	3,022
Shares Redeemed
Class A	(446,881)	(557,809)	(592,797)	(722,433)	(285,347)	(383,312)
Class C	(94,445)	(117,307)	(116,026)	(216,599)	(47,530)	(81,328)
Class I	—	—	—	—	(124,851)	(303,039)
Net increase (decrease) in shares of beneficial interest outstanding	38,229	(811)	79,799	33,411	(143,471)	(201,970)

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$9.92	$7.87	$9.27		$8.10	$6.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.14)	(0.09)	(0.07)		(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	3.39	2.14	(0.81)		1.26	1.36
Total from investment operations	3.25	2.05	(0.88)		1.17	1.28
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.64)	—	(0.52)		—	—
Return of Capital	—	—	(0.00	) *	—	—
Total distributions	(0.64)	—	(0.52)		—	—
Net asset value, end of year	$12.53	$9.92	$7.87		$9.27	$8.10
Total return (B)(C)	33.89%	26.05%	(8.72)%		14.44%	18.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$37,917	$30,316	$21,802		$25,926	$22,549
Ratios to average net assets
Expenses, before waiver and reimbursement	1.60%	1.71%	1.64%		1.73%	1.69%
Expenses, net waiver and reimbursement (D)	1.50%	1.61%	1.56%		1.63%	1.59%
Net investment loss, before waiver and reimbursement	(1.30)%	(1.19)%	(0.91)%		(1.16)%	(1.12)%
Net investment loss, net waiver and reimbursement (D)	(1.20)%	(1.09)%	(0.82)%		(1.06)%	(1.02)%
Portfolio turnover rate	56%	96%	77%		85%	151%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$7.93	$6.34	$7.64		$6.73	$5.71
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.18)	(0.12)	(0.11)		(0.13)	(0.11)
Net realized and unrealized gain (loss) on investments	2.68	1.71	(0.67)		1.04	1.13
Total from investment operations	2.50	1.59	(0.78)		0.91	1.02
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.64)	—	(0.52)		—	—
Return of Capital	—	—	(0.00	) *	—	—
Total distributions	(0.64)	—	(0.52)		—	—
Net asset value, end of year	$9.79	$7.93	$6.34		$7.64	$6.73
Total return (B)(C)	32.87%	25.08%	(9.33)%		13.52%	17.86%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,877	$2,230	$2,433		$4,358	$3,584
Ratios to average net assets
Expenses, before waiver and reimbursement	2.35%	2.46%	2.39%		2.48%	2.44%
Expenses, net waiver and reimbursement (D)	2.25%	2.36%	2.31%		2.38%	2.34%
Net investment loss, before waiver and reimbursement	(2.05)%	(1.92)%	(1.73)%		(1.91)%	(1.88)%
Net investment loss, net waiver and reimbursement (D)	(1.95)%	(1.82)%	(1.64)%		(1.81)%	(1.78)%
Portfolio turnover rate	56%	96%	77%		85%	151%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$10.13	$8.02	$9.41		$8.21	$6.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)	(0.08)	(0.05)		(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	3.47	2.19	(0.82)		1.27	1.38
Total from investment operations	3.35	2.11	(0.87)		1.20	1.32
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.64)	—	(0.52)		—	—
Return of Capital	—	—	(0.00	) *	—	—
Total distributions	(0.64)	—	(0.52)		—	—
Net asset value, end of year	$12.84	$10.13	$8.02		$9.41	$8.21
Total return (B)	34.19%	26.31%	(8.48)%		14.62%	19.16%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,104	$3,759	$1,233		$1,273	$887
Ratios to average net assets
Expenses, before waiver and reimbursement	1.35%	1.46%	1.39%		1.48%	1.44%
Expenses, net waiver and reimbursement (C)	1.25%	1.36%	1.31%		1.38%	1.34%
Net investment loss, before waiver and reimbursement	(1.05)%	(1.02)%	(0.67)%		(0.91)%	(0.88)%
Net investment loss, net waiver and reimbursement (C)	(0.95)%	(0.92)%	(0.57)%		(0.81)%	(0.78)%
Portfolio turnover rate	56%	96%	77%		85%	151%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.92	$9.09	$9.74	$9.86	$8.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.03)	0.09	0.11	0.04
Net realized and unrealized gain (loss) on	2.90	0.94	(0.64)	(0.02)	1.38
investments Total from investment operations	2.92	0.91	(0.55)	0.09	1.42
LESS DISTRIBUTIONS:
From net investment income	—	(0.08)	(0.10)	(0.21)	(0.09)
Return of Capital	—	0.00 *	—	—	—
Total distributions	—	(0.08)	(0.10)	(0.21)	(0.09)
Net asset value, end of year	$12.84	$9.92	$9.09	$9.74	$9.86
Total return (B)(C)	29.44%	10.00%	(5.55)%	0.91%	16.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$61,220	$48,608	$58,397	$70,790	$81,153
Ratios to average net assets
Expenses, before waiver and reimbursement	1.63%	1.76%	1.71%	1.71%	1.69%
Expenses, net waiver and reimbursement (D)	1.58%	1.71%	1.67%	1.66%	1.64%
Net investment income (loss) before waiver and reimbursement	0.13%	(0.38)%	0.96%	1.05%	0.35%
Net investment income (loss), net waiver and reimbursement (D)	0.18%	(0.33)%	1.01%	1.10%	0.40%
Portfolio turnover rate	17%	25%	27%	19%	42%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.62	$8.80	$9.41	$9.55	$8.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.07)	(0.10)	0.01	0.03	(0.03)
Net realized and unrealized gain (loss) on	2.80	0.92	(0.61)	(0.01)	1.34
investments Total from investment operations	2.73	0.82	(0.60)	0.02	1.31
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.01)	(0.16)	(0.01)
Total distributions	—	—	(0.01)	(0.16)	(0.01)
Net asset value, end of year	$12.35	$9.62	$8.80	$9.41	$9.55
Total return (B)(C)	28.38%	9.32%	(6.31)%	0.12%	15.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,337	$2,122	$2,641	$4,779	$4,620
Ratios to average net assets
Expenses, before waiver and reimbursement	2.38%	2.51%	2.46%	2.46%	2.44%
Expenses, net waiver and reimbursement (D)	2.33%	2.46%	2.42%	2.41%	2.39%
Net investment income (loss) before waiver and reimbursement	(0.65)%	(1.17)%	0.09%	0.28%	(0.41)%
Net investment income (loss), net waiver and reimbursement (D)	(0.60)%	(1.12)%	0.12%	0.33%	(0.36)%
Portfolio turnover rate	17%	25%	27%	19%	42%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.94	$9.10	$9.76	$9.89	$8.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.06	(0.01)	0.11	0.17	0.07
Net realized and unrealized gain (loss) on investments	2.89	0.96	(0.64)	(0.06)	1.38
Total from investment operations	2.95	0.95	(0.53)	0.11	1.45
LESS DISTRIBUTIONS:
From net investment income	—	(0.11)	(0.13)	(0.24)	(0.11)
Return of Capital	—	0.00 *	—	—	—
Total distributions	—	(0.11)	(0.13)	(0.24)	(0.11)
Net asset value, end of year	$12.89	$9.94	$9.10	$9.76	$9.89
Total return (B)	29.68%	10.42%	(5.33)%	1.04%	17.18%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$72,957	$37,226	$28,542	$31,286	$13,083
Ratios to average net assets
Expenses, before waiver and reimbursement	1.38%	1.51%	1.46%	1.45%	1.43%
Expenses, net waiver and reimbursement (C)	1.33%	1.46%	1.42%	1.41%	1.38%
Net investment income (loss), before waiver and reimbursement	0.45%	(0.16)%	1.24%	1.60%	0.74%
Net investment income (loss), net waiver and reimbursement (C)	0.50%	(0.11)%	1.28%	1.65%	0.79%
Portfolio turnover rate	17%	25%	27%	19%	42%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.77	$8.70	$9.34	$8.59	$7.46
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.07)	(0.04)	(0.03)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.10	1.48	(0.19)	0.99	1.23
Total from investment operations	3.03	1.44	(0.22)	0.97	1.22
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Total distributions	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Net asset value, end of year	$12.61	$9.77	$8.70	$9.34	$8.59
Total return (B)(C)	31.32%	16.93%	(1.48)%	11.49%	16.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$96,378	$70,891	$64,150	$79,897	$68,291
Ratios to average net assets
Expenses, before waiver and reimbursement	1.50%	1.54%	1.56%	1.52%	1.52%
Expenses, net waiver and reimbursement (D)	1.39%	1.49%	1.52%	1.47%	1.47%
Net investment loss, before waiver and reimbursement	(0.71)%	(0.48)%	(0.35)%	(0.25)%	(0.19)%
Net investment loss, net waiver and reimbursement (D)(E)	(0.60)%	(0.43)%	(0.31)%	(0.20)%	(0.14)%
Portfolio turnover rate	22%	23%	44%	57%	76%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$7.68	$6.96	$7.63	$7.11	$6.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)	(0.08)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	2.42	1.17	(0.18)	0.81	1.02
Total from investment operations	2.30	1.09	(0.25)	0.74	0.96
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Total distributions	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Net asset value, end of year	$9.79	$7.68	$6.96	$7.63	$7.11
Total return (B)(C)	30.32%	16.09%	(2.24)%	10.63%	15.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$10,845	$8,192	$7,950	$11,355	$9,909
Ratios to average net assets
Expenses, before waiver and reimbursement	2.25%	2.29%	2.31%	2.27%	2.27%
Expenses, net waiver and reimbursement (D)	2.14%	2.24%	2.27%	2.22%	2.22%
Net investment loss, before waiver and reimbursement	(1.46)%	(1.23)%	(1.10)%	(1.00)%	(0.94)%
Net investment loss, net waiver and reimbursement (D)(E)	(1.35)%	(1.18)%	(1.06)%	(0.95)%	(0.89)%
Portfolio turnover rate	22%	23%	44%	57%	76%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.99	$8.86	$9.48	$8.70	$7.54
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.04)	(0.02)	(0.01)	0.00 *	0.01
Net realized and unrealized gain (loss) on investments	3.17	1.52	(0.19)	1.00	1.24
Total from investment operations	3.13	1.50	(0.20)	1.00	1.25
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Total distributions	(0.19)	(0.37)	(0.42)	(0.22)	(0.09)
Net asset value, end of year	$12.93	$9.99	$8.86	$9.48	$8.70
Total return (B)	31.64%	17.30%	(1.24)%	11.69%	16.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$27,220	$19,378	$14,016	$10,551	$3,936
Ratios to average net assets
Expenses, before waiver and reimbursement	1.25%	1.29%	1.31%	1.27%	1.26%
Expenses, net waiver and reimbursement (C)	1.14%	1.24%	1.27%	1.22%	1.21%
Net investment income (loss), before waiver and reimbursement	(0.45)%	(0.22)%	(0.09)%	(0.03)%	0.10%
Net investment income (loss), net waiver and reimbursement (C)(D)	(0.34)%	(0.17)%	(0.06)%	0.02%	0.15%
Portfolio turnover rate	22%	23%	44%	57%	76%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year		For the Year
	ended	ended	ended	ended		ended
	September 30,	September 30,	September 30,	September 30,		September 30,
	2021	2020	2019	2018		2017
Net asset value, beginning of year	$14.16	$17.15	$20.67	$20.50		$17.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.12	0.04	0.06	0.00	*	0.03
Net realized and unrealized gain (loss) on investments	7.10	(2.39)	(1.28)	1.96		3.63
Total from investment operations	7.22	(2.35)	(1.22)	1.96		3.66
LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.04)	—	(0.00	) *	—
From net realized gains on investments	—	(0.60)	(2.30)	(1.79)		(0.25)
Total distributions	(0.03)	(0.64)	(2.30)	(1.79)		(0.25)
Net asset value, end of year	$21.35	$14.16	$17.15	$20.67		$20.50
Total return (B)(C)	51.03%	(14.38)%	(3.77)%	10.11%		21.55%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$105,800	$74,130	$99,077	$114,985		$112,953
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.57%	1.52%	1.50%		1.46%
Expenses, net waiver and reimbursement (D)	1.34%	1.47%	1.43%	1.44%		1.41%
Net investment income (loss), before waiver and reimbursement	0.50%	0.19%	0.29%	(0.08)%		0.13%
Net investment income (loss), net waiver and reimbursement (D)(E)	0.62%	0.29%	0.38%	(0.02)%		0.18%
Portfolio turnover rate	61%	73%	63%	58%		57%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.45	$11.69	$15.09	$15.54	$13.10
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.02)	(0.05)	(0.05)	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	4.73	(1.59)	(1.05)	1.45	2.77
Total from investment operations	4.71	(1.64)	(1.10)	1.34	2.69
LESS DISTRIBUTIONS:
From net realized gains on investments	—	(0.60)	(2.30)	(1.79)	(0.25)
Total distributions	—	(0.60)	(2.30)	(1.79)	(0.25)
Net asset value, end of year	$14.16	$9.45	$11.69	$15.09	$15.54
Total return (B)(C)	49.84%	(15.01)%	(4.49)%	9.24%	20.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$7,293	$5,663	$8,963	$14,603	$13,210
Ratios to average net assets
Expenses, before waiver and reimbursement	2.21%	2.32%	2.27%	2.25%	2.21%
Expenses, net waiver and reimbursement (D)	2.09%	2.22%	2.18%	2.19%	2.16%
Net investment loss, before waiver and reimbursement	(0.26)%	(0.55)%	(0.50)%	(0.82)%	(0.62)%
Net investment loss, net waiver and reimbursement (D)(E)	(0.14)%	(0.45)%	(0.42)%	(0.76)%	(0.57)%
Portfolio turnover rate	61%	73%	63%	58%	57%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.42	$17.45	$20.93	$20.74	$17.24
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.08	0.11	0.06	0.08
Net realized and unrealized gain (loss) on investments	7.21	(2.42)	(1.29)	1.97	3.67
Total from investment operations	7.38	(2.34)	(1.18)	2.03	3.75
LESS DISTRIBUTIONS:
From net investment income	(0.09)	(0.09)	—	(0.05)	—
From net realized gains on investments	—	(0.60)	(2.30)	(1.79)	(0.25)
Total distributions	(0.09)	(0.69)	(2.30)	(1.84)	(0.25)
Net asset value, end of year	$21.71	$14.42	$17.45	$20.93	$20.74
Total return (B)	51.33%	(14.14)%	(3.51)%	10.37%	21.89%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$56,299	$35,473	$36,993	$35,140	$19,103
Ratios to average net assets
Expenses, before waiver and reimbursement	1.21%	1.32%	1.27%	1.25%	1.21%
Expenses, net waiver and reimbursement (C)	1.09%	1.22%	1.18%	1.19%	1.16%
Net investment income, before waiver and reimbursement	0.75%	0.44%	0.56%	0.21%	0.38%
Net investment income, net waiver and reimbursement (C)(D)	0.87%	0.54%	0.64%	0.27%	0.43%
Portfolio turnover rate	61%	73%	63%	58%	57%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.43	$18.86	$20.38	$19.16	$17.15
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	(0.01)	0.03	0.09	0.07	0.05
Net realized and unrealized gain on investments (B)	5.12	0.72	0.12	2.45	2.18
Total from investment operations	5.11	0.75	0.21	2.52	2.23
LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.08)	(0.06)	(0.03)	—
From net realized gains on investments	(0.63)	(2.10)	(1.67)	(1.27)	(0.22)
Total distributions	(0.66)	(2.18)	(1.73)	(1.30)	(0.22)
Net asset value, end of year	$21.88	$17.43	$18.86	$20.38	$19.16
Total return (C)(D)	29.89%	3.93%	2.54%	13.58%	13.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$160,560	$130,296	$142,420	$172,163	$167,056
Ratios to average net assets
Expenses, before waiver and reimbursement	1.45%	1.51%	1.51%	1.46%	1.49%
Expenses, net waiver and reimbursement (E)	1.30%	1.41%	1.41%	1.35%	1.41%
Net investment income, before waiver and reimbursement	(0.17)%	0.06%	0.42%	0.27%	0.18%
Net investment income, net waiver and reimbursement (E)(F)	(0.02)%	0.16%	0.52%	0.38%	0.26%
Portfolio turnover rate	33%	26%	51%	24%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.21	$14.82	$16.49	$15.82	$14.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.12)	(0.08)	(0.03)	(0.06)	(0.07)
Net realized and unrealized gain on investments (B)	3.85	0.57	0.03	2.00	1.81
Total from investment operations	3.73	0.49	0.00	1.94	1.74
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.63)	(2.10)	(1.67)	(1.27)	(0.22)
Total distributions	(0.63)	(2.10)	(1.67)	(1.27)	(0.22)
Net asset value, end of year	$16.31	$13.21	$14.82	$16.49	$15.82
Total return (C)(D)	28.91%	3.14%	1.74%	12.75%	12.27%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$15,162	$14,102	$16,627	$25,852	$23,803
Ratios to average net assets
Expenses, before waiver and reimbursement	2.20%	2.26%	2.26%	2.21%	2.24%
Expenses, net waiver and reimbursement (E)	2.05%	2.16%	2.16%	2.10%	2.16%
Net investment loss, before waiver and reimbursement	(0.92)%	(0.69)%	(0.32)%	(0.48)%	(0.57)%
Net investment loss, net waiver and reimbursement (E)(F)	(0.77)%	(0.59)%	(0.22)%	(0.37)%	(0.49)%
Portfolio turnover rate	33%	26%	51%	24%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.63	$19.05	$20.58	$19.34	$17.27
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.04	0.07	0.14	0.13	0.10
Net realized and unrealized gain on	5.18	0.74	0.11	2.45	2.19
investments Total from investment operations	5.22	0.81	0.25	2.58	2.29
LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.13)	(0.11)	(0.07)	—
From net realized gains on investments	(0.63)	(2.10)	(1.67)	(1.27)	(0.22)
Total distributions	(0.71)	(2.23)	(1.78)	(1.34)	(0.22)
Net asset value, end of year	$22.14	$17.63	$19.05	$20.58	$19.34
Total return (B)	30.20%	4.24%	2.78%	13.83%	13.36%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$77,776	$47,340	$47,477	$35,573	$19,384
Ratios to average net assets
Expenses, before waiver and reimbursement	1.20%	1.26%	1.26%	1.21%	1.23%
Expenses, net waiver and reimbursement (C)	1.05%	1.16%	1.16%	1.10%	1.14%
Net investment income, before waiver and reimbursement	0.08%	0.31%	0.66%	0.54%	0.46%
Net investment income, net waiver and reimbursement (C)(D)	0.23%	0.41%	0.77%	0.65%	0.55%
Portfolio turnover rate	33%	26%	51%	24%	39%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(D)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.80	$10.39	$9.81	$10.22	$10.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.03	0.12	0.16	0.16	0.13
Net realized and unrealized gain (loss) on investments	(0.27)	0.44	0.60	(0.39)	(0.22)
Total from investment operations	(0.24)	0.56	0.76	(0.23)	(0.09)
LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.15)	(0.18)	(0.18)	(0.16)
From net realized gains on investments	—	—	—	—	—
Total distributions	(0.12)	(0.15)	(0.18)	(0.18)	(0.16)
Net asset value, end of year	$10.44	$10.80	$10.39	$9.81	$10.22
Total return (B)(C)	(2.20)%	5.39%	7.76%	(2.31)%	(0.81)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$96,586	$91,403	$85,375	$66,119	$75,858
Ratios to average net assets
Expenses, before waiver and reimbursement	1.34%	1.30%	1.30%	1.30%	1.30%
Expenses, net waiver and reimbursement (D)	1.14%	1.10%	1.13%	1.10%	1.10%
Net investment income, before waiver and reimbursement	0.11%	0.90%	1.46%	1.40%	1.05%
Net investment income, net waiver and reimbursement (D)	0.31%	1.10%	1.62%	1.60%	1.25%
Portfolio turnover rate	45%	32%	53%	30%	43%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.38	$9.99	$9.44	$9.85	$10.09
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	(0.04)	0.04	0.09	0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.27)	0.42	0.57	(0.39)	(0.20)
Total from investment operations	(0.31)	0.46	0.66	(0.31)	(0.15)
LESS DISTRIBUTIONS:
From net investment income	(0.03)	(0.07)	(0.11)	(0.10)	(0.09)
From net realized gains on investments	—	—	—	—	—
Total distributions	(0.03)	(0.07)	(0.11)	(0.10)	(0.09)
Net asset value, end of year	$10.04	$10.38	$9.99	$9.44	$9.85
Total return (B)(C)	(2.99)%	4.59%	7.06%	(3.15)%	(1.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$11,369	$9,320	$8,502	$9,653	$9,637
Ratios to average net assets
Expenses, before waiver and reimbursement	2.09%	2.05%	2.05%	2.05%	2.06%
Expenses, net waiver and reimbursement (D)	1.89%	1.85%	1.88%	1.85%	1.86%
Net investment income (loss), before waiver and reimbursement	(0.64)%	0.15%	0.72%	0.65%	0.30%
Net investment income (loss), net waiver and reimbursement (D)	(0.44)%	0.35%	0.89%	0.85%	0.50%
Portfolio turnover rate	45%	32%	53%	30%	43%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.73	$10.32	$9.74	$10.15	$10.41
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.14	0.19	0.18	0.16
Net realized and unrealized gain (loss) on investments	(0.28)	0.44	0.59	(0.39)	(0.23)
Total from investment operations	(0.22)	0.58	0.78	(0.21)	(0.07)
LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.17)	(0.20)	(0.20)	(0.19)
From net realized gains on investments	—	—	—	—	—
Total distributions	(0.17)	(0.17)	(0.20)	(0.20)	(0.19)
Net asset value, end of year	$10.34	$10.73	$10.32	$9.74	$10.15
Total return (B)	(2.07)%	5.70%	8.05%	(2.06)%	(0.64)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$18,389	$13,215	$8,095	$3,208	$2,134
Ratios to average net assets
Expenses, before waiver and reimbursement	1.09%	1.05%	1.05%	1.05%	1.08%
Expenses, net waiver and reimbursement (C)	0.89%	0.85%	0.88%	0.85%	0.88%
Net investment income, before waiver and reimbursement	0.36%	1.12%	1.68%	1.66%	1.37%
Net investment income, net waiver and reimbursement (C)	0.56%	1.32%	1.86%	1.86%	1.57%
Portfolio turnover rate	45%	32%	53%	30%	43%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.26	$9.39	$9.02	$9.40	$9.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.41	0.43	0.39	0.34	0.34
Net realized and unrealized gain (loss) on investments	0.64	(0.15)	0.36	(0.36)	0.28
Total from investment operations	1.05	0.28	0.75	(0.02)	0.62
LESS DISTRIBUTIONS:
From net investment income	(0.40)	(0.41)	(0.38)	(0.36)	(0.33)
Total distributions	(0.40)	(0.41)	(0.38)	(0.36)	(0.33)
Net asset value, end of year	$9.91	$9.26	$9.39	$9.02	$9.40
Total return (B)(C)	11.42%	3.26%	8.50%	(0.17)%	6.94%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$64,216	$45,940	$39,777	$41,991	$52,950
Ratios to average net assets
Expenses, before waiver and reimbursement	1.38%	1.34%	1.35%	1.44%	1.32%
Expenses, net waiver and reimbursement (D)	1.33%	1.29%	1.31%	1.39%	1.27%
Net investment income, before waiver and reimbursement	4.15%	4.61%	4.24%	3.67%	3.66%
Net investment income, net waiver and reimbursement (D)	4.20%	4.66%	4.28%	3.72%	3.71%
Portfolio turnover rate	57%	91%	75%	12%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.40	$9.52	$9.14	$9.51	$9.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.34	0.36	0.32	0.28	0.28
Net realized and unrealized gain (loss) on investments	0.66	(0.14)	0.36	(0.36)	0.27
Total from investment operations	1.00	0.22	0.68	(0.08)	0.55
LESS DISTRIBUTIONS:
From net investment income	(0.32)	(0.34)	(0.30)	(0.29)	(0.26)
Total distributions	(0.32)	(0.34)	(0.30)	(0.29)	(0.26)
Net asset value, end of year	$10.08	$9.40	$9.52	$9.14	$9.51
Total return (B)(C)	10.71%	2.45%	7.63%	(0.85)%	6.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,138	$2,427	$2,660	$3,219	$3,539
Ratios to average net assets
Expenses, before waiver and reimbursement	2.13%	2.09%	2.10%	2.19%	2.07%
Expenses, net waiver and reimbursement (D)	2.08%	2.04%	2.06%	2.14%	2.02%
Net investment income, before waiver and reimbursement	3.40%	3.84%	3.46%	2.92%	2.91%
Net investment income, net waiver and reimbursement (D)	3.45%	3.89%	3.50%	2.97%	2.96%
Portfolio turnover rate	57%	91%	75%	12%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.26	$9.39	$9.02	$9.41	$9.12
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.44	0.45	0.42	0.36	0.37
Net realized and unrealized gain (loss) on investments	0.63	(0.14)	0.35	(0.36)	0.28
Total from investment operations	1.07	0.31	0.77	0.00	0.65
LESS DISTRIBUTIONS:
From net investment income	(0.42)	(0.44)	(0.40)	(0.39)	(0.36)
Total distributions	(0.42)	(0.44)	(0.40)	(0.39)	(0.36)
Net asset value, end of year	$9.91	$9.26	$9.39	$9.02	$9.41
Total return (B)	11.71%	3.53%	8.78%	0.00%	7.21%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$69,150	$30,924	$18,363	$11,578	$9,717
Ratios to average net assets
Expenses, before waiver and reimbursement	1.13%	1.09%	1.10%	1.19%	1.06%
Expenses, net waiver and reimbursement (C)	1.08%	1.04%	1.06%	1.14%	1.01%
Net investment income, before waiver and reimbursement	4.40%	4.86%	4.52%	3.92%	3.89%
Net investment income, net waiver and reimbursement (C)	4.45%	4.91%	4.56%	3.97%	3.94%
Portfolio turnover rate	57%	91%	75%	12%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.55	$17.84	$15.74	$14.91	$12.45
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	(0.10)	(0.10)	0.00 *	(0.04)	0.07
Net realized and unrealized gain (loss) on investments	8.25	(1.01)	2.20	1.07	2.58
Total from investment operations	8.15	(1.11)	2.20	1.03	2.65
LESS DISTRIBUTIONS:
From net investment income	—	(0.18)	—	(0.14)	(0.19)
From net realized gains on investments	—	—	(0.10)	—	—
Return of Capital	—	0.00 *	—	(0.06)	—
Total distributions	—	(0.18)	(0.10)	(0.20)	(0.19)
Net asset value, end of year	$24.70	$16.55	$17.84	$15.74	$14.91
Total return (B)(C)	49.24%	(6.35)%	14.12%	7.00%	21.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$57,667	$36,800	$49,123	$41,137	$34,958
Ratio of expenses to average net assets	1.72%	1.84%	1.76%	1.84%	1.80%
Ratio of net investment income (loss) to average net assets	(0.48)%	(0.62)%	0.02%	(0.27)%	0.54%
Portfolio turnover rate	12%	16%	23%	9%	10%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$15.73	$16.97	$15.09	$14.33	$12.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.26)	(0.22)	(0.12)	(0.15)	(0.03)
Net realized and unrealized gain (loss) on investments	7.82	(0.96)	2.10	1.03	2.48
Total from investment operations	7.56	(1.18)	1.98	0.88	2.45
LESS DISTRIBUTIONS:
From net investment income	—	(0.06)	—	(0.07)	(0.13)
From net realized gains on investments	—	—	(0.10)	—	—
Return of Capital	—	0.00 *	—	(0.05)	—
Total distributions	—	(0.06)	(0.10)	(0.12)	(0.13)
Net asset value, end of year	$23.29	$15.73	$16.97	$15.09	$14.33
Total return (B)(C)	48.06%	(7.00)%	13.26%	6.20%	20.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$12,293	$9,076	$9,750	$9,220	$7,905
Ratio of expenses to average net assets	2.47%	2.59%	2.51%	2.59%	2.56%
Ratio of net investment loss to average net assets	(1.27)%	(1.37)%	(0.75)%	(1.01)%	(0.21)%
Portfolio turnover rate	12%	16%	23%	9%	10%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

For the Year	For the Year	For the Year	For the Year	For the Year
ended	ended	ended	ended	ended
September 30,	September 30,	September 30,	September 30,	September 30,
2021	2020	2019	2018	2017
Net asset value, beginning of year	$16.68	$17.97	$15.81	$14.97	$12.50
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.06)	0.06	0.01	0.12
Net realized and unrealized gain (loss) on investments	8.32	(1.01)	2.20	1.06	(B)	2.57	(B)
Total from investment operations	8.27	(1.07)	2.26	1.07	2.69
LESS DISTRIBUTIONS:
From net investment income	—	(0.22)	—	(0.04)	(0.22)
From net realized gains on investments	—	—	(0.10)	—	—
Return of Capital	—	0.00	*	—	(0.19)	—
Total distributions	—	(0.22)	(0.10)	(0.23)	(0.22)
Net asset value, end of year	$24.95	$16.68	$17.97	$15.81	$14.97
Total return (C)	49.58%	(6.08)%	14.44%	7.22%	21.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$45,063	$23,928	$21,533	$10,084	$2,189
Ratio of expenses to average net assets	1.47%	1.59%	1.51%	1.69%	1.56%
Ratio of net investment income (loss) to average net assets	(0.22)%	(0.37)%	0.38%	0.05%	0.83%
Portfolio turnover rate	12%	16%	23%	9%	10%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.78	$11.69	$11.44	$11.37	$11.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.10	(0.01)	0.06	0.10	0.00 *
Net realized and unrealized gain (loss) on investments	1.64	0.44	0.48	(0.01)	(0.08)
Total from investment operations	1.74	0.43	0.54	0.09	(0.08)
LESS DISTRIBUTIONS:
From net investment income	—	(0.06)	(0.11)	(0.02)	(0.04)
From net realized gains on investments	—	(0.28)	(0.18)	—	—
Return of capital	—	0.00 *	—	—	—
Total distributions	—	(0.34)	(0.29)	(0.02)	(0.04)
Net asset value, end of year	$13.52	$11.78	$11.69	$11.44	$11.37
Total return (B)(C)	14.77%	3.75%	4.92%	0.75%	(0.72)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$40,342	$29,577	$33,926	$40,573	$50,080
Ratios to average net assets
Expenses, before waiver and reimbursement	1.48%	1.54%	1.45%	1.41%	1.44%
Expenses, net waiver and reimbursement (D)	1.43%	1.49%	1.41%	1.36%	1.39%
Net investment income (loss), before waiver and reimbursement	0.74%	(0.13)%	0.52%	0.86%	(0.05)%
Net investment income (loss), net waiver and reimbursement (D)	0.79%	(0.08)%	0.56%	0.91%	0.00%
Portfolio turnover rate	34%	49%	34%	35%	51%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.18	$11.13	$10.90	$10.90	$11.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.01	(0.09)	(0.03)	0.02	(0.08)
Net realized and unrealized gain (loss) on investments	1.55	0.42	0.46	(0.02)	(0.09)
Total from investment operations	1.56	0.33	0.43	0.00	(0.17)
LESS DISTRIBUTIONS:
From net investment income	—	—	(0.02)	—	—
From net realized gains on investments	—	(0.28)	(0.18)	—	—
From return of capital	—	0.00 *	—	—	—
Total distributions	—	(0.28)	(0.20)	—	—
Net asset value, end of year	$12.74	$11.18	$11.13	$10.90	$10.90
Total return (B)(C)	13.95%	3.01%	4.06%	0.00%	(1.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,388	$2,464	$3,110	$5,432	$6,683
Ratios to average net assets
Expenses, before waiver and reimbursement	2.23%	2.29%	2.20%	2.16%	2.21%
Expenses, net waiver and reimbursement (D)	2.18%	2.24%	2.16%	2.11%	2.16%
Net investment income (loss), before waiver and reimbursement	(0.01)%	(0.89)%	(0.31)%	0.09%	(0.79)%
Net investment income (loss), net waiver and reimbursement (D)	0.04%	(0.84)%	(0.27)%	0.14%	(0.74)%
Portfolio turnover rate	34%	49%	34%	35%	51%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$11.77	$11.69	$11.45	$11.38	$11.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.17	0.02	0.09	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.61	0.43	0.47	(0.02)	(0.12)
Total from investment operations	1.78	0.45	0.56	0.12	(0.06)
LESS DISTRIBUTIONS:
From net investment income	—	(0.09)	(0.14)	(0.05)	(0.07)
From net realized gains on investments	—	(0.28)	(0.18)	—	—
From return of capital	—	0.00 *	—	—	—
Total distributions	—	(0.37)	(0.32)	(0.05)	(0.07)
Net asset value, end of year	$13.55	$11.77	$11.69	$11.45	$11.38
Total return (B)(C)	15.12%	3.96%	5.17%	1.04%	(0.54)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,750	$5,212	$3,692	$3,071	$2,661
Ratios to average net assets
Expenses, before waiver and reimbursement	1.23%	1.29%	1.20%	1.16%	1.14%
Expenses, net waiver and reimbursement (D)	1.18%	1.24%	1.16%	1.11%	1.09%
Net investment income, before waiver and reimbursement	1.21%	0.16%	0.78%	1.14%	0.44%
Net investment income, net waiver and reimbursement (D)	1.26%	0.21%	0.82%	1.19%	0.49%
Portfolio turnover rate	34%	49%	34%	35%	51%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.48	$9.64	$9.70	$9.48	$8.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.03	0.04	0.01	0.00 *	(0.04)
Net realized and unrealized gain (loss) on investments	1.75	0.16	(0.04)	0.22	0.79
Total from investment operations	1.78	0.20	(0.03)	0.22	0.75
LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	—	—	—
From net realized gains on investments	(0.33)	(0.36)	(0.03)	—	—
Total distributions	(0.34)	(0.36)	(0.03)	—	—
Net asset value, end of year	$10.92	$9.48	$9.64	$9.70	$9.48
Total return (B)(C)	19.15%	2.03%	(0.26)%	2.32%	8.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$37,731	$32,260	$32,318	$32,078	$32,767
Ratio of expenses to average net assets (D)	1.10%	1.15%	1.12%	1.10%	1.07%
Ratio of net investment income (loss), to average net assets (D)(E)	0.27%	0.42%	0.16%	0.00%	(0.45)%
Portfolio turnover rate	22%	47%	50%	8%	36%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$8.34	$8.58	$8.70	$8.57	$7.95
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.05)	(0.03)	0.03	(0.06)	(0.10)
Net realized and unrealized gain (loss) on	1.54	0.15	(0.12)	0.19	0.72
investments Total from investment operations	1.49	0.12	(0.09)	0.13	0.62
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.33)	(0.36)	(0.03)	—	—
Total distributions	(0.33)	(0.36)	(0.03)	—	—
Net asset value, end of year	$9.50	$8.34	$8.58	$8.70	$8.57
Total return (B)(C)	18.19%	1.33%	(0.99)%	1.52%	7.80%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,967	$2,743	$3,247	$6,313	$6,966
Ratio of expenses to average net assets (D)	1.85%	1.90%	1.87%	1.85%	1.82%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.48)%	(0.32)%	0.35%	(0.70)%	(1.18)%
Portfolio turnover rate	22%	47%	50%	8%	36%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$10.62	$10.66	$10.75	$10.67	$10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	0.05	0.05	0.02	(0.02)
Net realized and unrealized gain on	1.31	0.30	0.10	0.09	0.63
investments Total from investment operations	1.33	0.35	0.15	0.11	0.61
LESS DISTRIBUTIONS:
From net investment income	(0.04)	—	—	—	—
From net realized gains on investments	(0.25)	(0.39)	(0.24)	(0.03)	—
Total distributions	(0.29)	(0.39)	(0.24)	(0.03)	—
Net asset value, end of year	$11.66	$10.62	$10.66	$10.75	$10.67
Total return (B)(C)	12.63%	3.27%	1.61%	1.06%	6.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$46,151	$41,546	$40,590	$42,040	$45,110
Ratio of expenses to average net assets (D)	1.10%	1.12%	1.08%	1.08%	1.04%
Ratio of net investment income (loss) to average net assets (D)(E)	0.20%	0.43%	0.44%	0.14%	(0.20)%
Portfolio turnover rate	21%	37%	42%	7%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

For the Year	For the Year	For the Year	For the Year	For the Year
ended	ended	ended	ended	ended
September 30,	September 30,	September 30,	September 30,	September 30,
2021	2020	2019	2018	2017
Net asset value, beginning of year	$9.43	$9.59	$9.76	$9.76	$9.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	(0.03)	0.01	(0.06)	(0.09)
Net realized and unrealized gain on	1.17	0.26	0.06	0.09	(B)	0.58	(B)
investments Total from investment operations	1.11	0.23	0.07	0.03	0.49
LESS DISTRIBUTIONS:
From net realized gains on investments	(0.25)	(0.39)	(0.24)	(0.03)	—
Total distributions	(0.25)	(0.39)	(0.24)	(0.03)	—
Net asset value, end of year	$10.29	$9.43	$9.59	$9.76	$9.76
Total return (C)(D)	11.84%	2.36%	0.94%	0.34%	5.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,496	$4,712	$5,504	$9,218	$9,981
Ratio of expenses to average net assets (E)	1.85%	1.87%	1.83%	1.83%	1.79%
Ratio of net investment income (loss), to average net assets (E)(F)	(0.56)%	(0.31)%	0.14%	(0.63)%	(0.96)%
Portfolio turnover rate	21%	37%	42%	7%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.

(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$10.11	$10.60	$10.87		$11.28	$10.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.06	0.09	0.04		0.01	0.01
Net realized and unrealized gain (loss) on	1.68	(0.47)	(0.07)		(0.14)	0.52
investments Total from investment operations	1.74	(0.38)	(0.03)		(0.13)	0.53
LESS DISTRIBUTIONS:
From net investment income	(0.10)	(0.11)	(0.05)		(0.01)	(0.01)
From net realized gains on investments	—	—	(0.19)		(0.27)	—
Return of Capital	—	0.00 *	(0.00	) *	—	—
Total distributions	(0.10)	(0.11)	(0.24)		(0.28)	(0.01)
Net asset value, end of year	$11.75	$10.11	$10.60		$10.87	$11.28
Total return (B)(C)	17.18%	(3.48)%	(0.10)%		(1.22)%	4.91%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$14,191	$13,295	$14,500		$27,716	$30,426
Ratios to average net assets
Expenses, before waiver and reimbursement	1.90%	1.85%	1.69%		1.70%	1.59%
Expenses, net waiver and reimbursement (D)	1.52%	1.50%	1.65%		1.65%	1.54%
Net investment income, before waiver and reimbursement	0.18%	0.55%	0.37%		0.08%	0.03%
Net investment income, net waiver and reimbursement (D)(E)	0.56%	0.90%	0.42%		0.13%	0.08%
Portfolio turnover rate	43%	39%	167%		56%	118%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect sales load.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$9.74	$10.21	$10.51		$10.99	$10.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	0.02	(0.03)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on	1.60	(0.45)	(0.07)		(0.14)	0.51
investments Total from investment operations	1.58	(0.43)	(0.10)		(0.21)	0.44
LESS DISTRIBUTIONS:
From net investment income	(0.01)	(0.04)	(0.01)		—	—
From net realized gains on investments	—	—	(0.19)		(0.27)	—
Return of Capital	—	0.00 *	(0.00	) *	—	—
Total distributions	(0.01)	(0.04)	(0.20)		(0.27)	—
Net asset value, end of year	$11.31	$9.74	$10.21		$10.51	$10.99
Total return (B)(C)	16.25%	(4.20)%	(0.82)%		(1.97)%	4.17%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,938	$1,719	$2,388		$3,176	$3,006
Ratios to average net assets
Expenses, before waiver and reimbursement	2.65%	2.60%	2.44%		2.45%	2.34%
Expenses, net waiver and reimbursement (D)	2.27%	2.25%	2.40%		2.40%	2.29%
Net investment income (loss), before waiver and reimbursement	(0.57%)	(0.19%)	(0.34%)		(0.67%)	(0.73%)
Net investment income (loss), net waiver and reimbursement (D)(E)	(0.19%)	0.16%	(0.29%)		(0.62%)	(0.68%)
Portfolio turnover rate	43%	39%	167%		56%	118%

*	Amount is less than $0.005 per share

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return calculation does not reflect redemption fee.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year	For the Year	For the Year		For the Year	For the Year
	ended	ended	ended		ended	ended
	September 30,	September 30,	September 30,		September 30,	September 30,
	2021	2020	2019		2018	2017
Net asset value, beginning of year	$10.18	$10.67	$10.94		$11.34	$10.81
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.12	0.08		0.04	0.03
Net realized and unrealized gain (loss) on investments	1.69	(0.47)	(0.09)		(0.15)	0.53
Total from investment operations	1.78	(0.35)	(0.01)		(0.11)	0.56
LESS DISTRIBUTIONS:
From net investment income	(0.13)	(0.14)	(0.07)		(0.02)	(0.03)
From net realized gains on investments	—	—	(0.19)		(0.27)	—
Return of Capital	—	0.00 *	(0.00	) *	—	—
Total distributions	(0.13)	(0.14)	(0.26)		(0.29)	(0.03)
Net asset value, end of year	$11.83	$10.18	$10.67		$10.94	$11.34
Total return (B)(C)	17.44%	(3.20)%	0.11%		(0.96)%	5.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,070	$2,102	$3,182		$3,012	$2,197
Ratios to average net assets
Expenses, before waiver and reimbursement	1.65%	1.60%	1.44%		1.45%	1.34%
Expenses, net waiver and reimbursement (D)	1.27%	1.25%	1.40%		1.40%	1.29%
Net investment income, before waiver and reimbursement	0.43%	0.86%	0.70%		0.33%	0.27%
Net investment income, net waiver and reimbursement (D)(E)	0.81%	1.21%	0.75%		0.38%	0.32%
Portfolio turnover rate	43%	39%	167%		56%	118%

*	Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.

(B)	Total return represents aggregate total return based on Net Asset Value.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
September 30, 2021
Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2021, the Trust consisted of eighteen series. These financial statements include the following twelve series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of high yield fixed income securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-20% of its net assets in the Timothy Fixed Income Fund; approximately 0-40% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-20% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-30% of its net assets in the Timothy Plan International ETF; and approximately 0-20% of its net assets in the Timothy Plan Small Cap Core ETF.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-30% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-25% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-25% of its net assets in the Timothy Plan International ETF; and approximately 0- 15% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Growth & Income Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. To achieve its goals, the Fund primarily invests in equity securities of foreign and domestic companies that the Advisor believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Israel Common Values Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.	FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.	FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.	GOLD RISK FACTORS

There is a risk that some or all of the Trust’s gold bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Several factors may affect the price of gold, including but not limited to:

●	Global or regional political, economic or financial events and situations;

●	Investors’ expectations with respect to the rate of inflation;

●	Currency exchange rates;

●	Interest rates; and

●	Investment and trading activities of hedge funds and commodity funds.

F.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

G.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.	CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

I.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

J.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2021, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

K.	INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

L.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, the adjustments for equalization debits, and the reclassification of Fund distributions resulted in reclassifications for the Funds for the fiscal year ended September 30, 2021 as follows:

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

		Accumulated
Fund	Paid In Capital	Earnings (Losses)
Aggressive Growth Fund	$668,260	$(668,260)
International Fund	10,555	(10,555)
Large/Mid Cap Growth Fund	201,147	(201,147)
Small Cap Value Fund	873,410	(873,410)
Large/Mid Cap Value Fund	705,356	(705,356)
Fixed Income Fund	—	—
High Yield Bond Fund	128,597	(128,597)
Israel Common Values Fund	(815,379)	815,379
Defensive Strategies Fund	4,550	(4,550)
Strategic Growth Fund	158,440	(158,440)
Conservative Growth Fund	190,284	(190,284)
Growth & Income Fund	4,356	(4,356)

M.	SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

The Funds’ securities are valued at fair value. Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

EXCHANGE TRADED FUNDS

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2021, and there were no options transactions for the year ended September 30, 2021.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, preferred stock, ADRs, REITs, LPs, LLCs, PLCs, GDRs and NVDRs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities including ETFs, that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Investments in alternative investments, such as gold bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds.

These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible bonds, government mortgage-backed securities, government notes and bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2021:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$49,139,741	$—	$—	$49,139,741
REITs	538,774	—	—	538,774
Money Market Fund	3,258,766	—	—	3,258,766
Total	$52,937,281	$—	$—	$52,937,281

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$130,919,429	$—	$—	$130,919,429
Money Market Fund	5,466,035	—	—	5,466,035
Total	$136,385,464	$—	$—	$136,385,464

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$102,670,311	$—	$—	$102,670,311
Exchange Traded Funds	25,038,749	—	—	25,038,749
Money Market Fund	6,917,122	—	—	6,917,122
Total	$134,626,182	$—	$—	$134,626,182

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$135,373,210	$—	$—	$135,373,210
Exchange Traded Fund	19,173,988	—	—	19,173,988
REITs	13,219,792	—	—	13,219,792
Money Market Fund	1,489,069	—	—	1,489,069
Total	$169,256,059	$—	$—	$169,256,059

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$168,929,101	$—	$—	$168,929,101
Exchange Traded Funds	58,955,093	—	—	58,955,093
REITs	8,845,518	—	—	8,845,518
Money Market Fund	16,927,368	—	—	16,927,368
Total	$253,657,080	$—	$—	$253,657,080

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$39,688,181	$—	$39,688,181
Government Mortgage-Backed Securities	—	31,655,450	—	31,655,450
Government Notes & Bonds	—	51,846,268	—	51,846,268
Money Market Fund	4,209,551	—	—	4,209,551
Total	$4,209,551	$123,189,899	$—	$127,399,450

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$125,040,163	$—	125,040,163
Convertible Bonds	—	6,319,310	—	6,319,310
Preferred Stock	549,150	—	—	549,150
Money Market Fund	4,398,611	—	—	4,398,611
Total	$4,947,761	$131,359,473	$—	$136,307,234

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$107,595,539	$—	$—	$107,595,539
REITs	1,530,967	—	—	1,530,967
Money Market Fund	6,382,650	—	—	6,382,650
Total	$115,509,156	$—	$—	$115,509,156

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$12,870,525	$—	$—	$12,870,525
Exchange Traded Fund	1,154,720	—	—	1,154,720
REITs	11,729,895	—	—	11,729,895
Treasury Inflation Protected Securities (TIPS)	—	15,391,132	—	15,391,132
Closed End Fund	2,833,920	—	—	2,833,920
Alternative Investments	10,796,704	—	—	10,796,704
Money Market Fund	3,579,858	—	—	3,579,858
Total	$42,965,622	$15,391,132	$—	$58,356,754

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,639,076	$—	$—	$22,639,076
Mutual Funds	16,811,091	—	—	16,811,091
Money Market Fund	1,320,403	—	—	1,320,403
Total	$40,770,570	$—	$—	$40,770,570

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$19,619,851	$—	$—	$19,619,851
Mutual Funds	30,549,604	—	—	30,549,604
Money Market Fund	1,537,435	—	—	1,537,435
Total	$51,706,890	$—	$—	$51,706,890

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$2,518,256	$—	$2,518,256
Government Mortgage-Backed Securities	—	1,638,044	—	1,638,044
Government Notes, Bonds & Agencies	—	2,074,840	—	2,074,840
Exchange Traded Funds	11,867,728	—	—	11,867,728
Money Market Fund	129,532	—	—	129,532
Total	$11,997,260	$6,231,140	$—	$18,228,400

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the year presented.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2021:

	Purchases		Sales
	U.S. Gov’t		U.S. Gov’t
Fund	Obligations	Other	Obligations	Other
Aggressive Growth	$—	$27,129,194	$—	$24,591,401
International	—	37,993,233	—	18,911,775
Large/Mid Cap Growth *	—	25,574,249	—	25,490,473
Small Cap Value *	—	91,794,118	—	92,193,912
Large/Mid Cap Value *	—	70,894,193	—	78,636,608
Fixed Income	52,439,654	16,035,230	48,704,020	3,365,101
High Yield Bond	—	105,704,701	—	57,228,441
Israel Common Values	—	15,319,146	—	11,105,899
Defensive Strategies	—	28,955,325	—	14,924,012
Strategic Growth *	—	8,299,045	—	9,258,005
Conservative Growth *	—	10,110,685	—	10,196,050
Growth & Income *	4,801,346	2,879,102	4,071,602	5,098,708

*	The security transactions are inclusive of purchases and sales of affiliated funds.

Note 4 | Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 25-26, 2021. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund to 0.80%; from the Small Cap Value Fund, the Aggressive Growth Fund and the Large/Mid Cap Value Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; from the Growth & Income Fund to 0.50%; and from the Fixed Income Fund to 0.40%. From August 1, 2021 through August 31, 2021 TPL voluntarily reduced the fee it receives from the Small Cap Value Fund to 0.60%; from the Large/Mid Cap Value Fund to 0.50% and the Growth & Income Fund to 0.25%. From August 1, 2021 through September 30, 2021 TPL voluntarily reduced the fee it receives from the Large/Mid Cap Growth Fund to 0.55%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustees of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2021, TPL waived advisory fees for the Funds as follows:

Year Ended
Fund	September 30, 2021
Aggressive Growth Fund	$45,827
International Fund	54,433
Large/Mid Cap Growth Fund	128,092
Small Cap Value Fund	166,945
Large/Mid Cap Value Fund	299,330
Fixed Income Fund	235,823
High Yield Bond Fund	51,804
Defensive Strategies Fund	23,556
Growth & Income Fund	68,011

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS.

Therefore, there is no separate base annual fee per Fund or share class.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2021, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees
Year Ended
September 30, 2021
Aggressive Growth	$113,017
International	164,909
Large/Mid Cap Growth	312,309
Small Cap Value	317,202
Large/Mid Cap Value	524,689
Fixed Income	334,307
High Yield Bond	162,378
Israel Common Values	228,857
Defensive Strategies	115,807
Strategic Growth	21,506
Conservative Growth	40,744
Growth & Income	54,149

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustees of the Funds are also officers of the principal underwriter. For the year ended September 30, 2021, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

	Sales Charges	CDSC Fees
Fund	(Class A)	(Class C)
Aggressive Growth	$22,827	$942
International	26,508	172
Large/Mid Cap Growth	55,088	904
Small Cap Value	26,209	783
Large/Mid Cap Value	58,183	2,570
Fixed Income	41,157	3,998
High Yield Bond	32,174	1,376
Israel Common Values	26,517	1,820
Defensive Strategies	32,097	442
Strategic Growth	12,338	475
Conservative Growth	16,748	989
Growth & Income	6,209	440

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2021, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

% of Fund Owned by Other Timothy
Fund - Class A	Plan Funds
International	16.15%
Fixed Income	38.59%
High Yield Bond	10.42%
Defensive Strategies	19.90%

Note 6 | Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2021, 40.8% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

The Growth & Income Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan High Dividend Stock ETF (the “ETF”). The Fund may redeem its investments from the ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the ETF. The annual report of the ETF, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2021, 51.8% of the Growth & Income Fund’s net assets were invested in the Timothy Plan High Dividend Stock ETF.

Note 7 | Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Timothy Plan Large/Mid Cap Growth Fund, Small Cap Value Fund, Large/Mid Cap Value Fund, Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2021, with affiliates:

Large/Mid Cap Growth	Year Ended September 30, 2021
						Net Change in
	Balance				Amount of Gain	Unrealized	Fair Value
	September 30,			Dividends Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	to Income	Sale of Shares	(Depreciation)	2021
Timothy Plan US Large/Mid Cap Core Enhanced ETF	$—	$1,962,975	$—	$938	$—	$(76,999)	$1,885,976
Timothy Plan US Large/Mid Cap Core ETF	19,306,656	—	1,988,471	177,963	608,796	5,225,792	23,152,773
Total	$19,306,656	—	—	$178,901	$608,796	$5,148,793	$25,038,749

Small Cap Value	Year Ended September 30, 2021
						Net Change in
	Balance				Amount of Gain	Unrealized	Fair Value
	September 30,			Dividends Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	to Income	Sale of Shares	(Depreciation)	2021
Timothy Plan US Small Cap Core ETF	$12,330,394	$—	$—	$230,391	$—	$6,843,594	$19,173,988

Large/Mid Cap Value	Year Ended September 30, 2021
						Net Change in
	Balance				Amount of Gain	Unrealized	Fair Value
	September 30,			Dividends Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	to Income	Sale of Shares	(Depreciation)	2021
Timothy Plan High Dividend Stock Enhanced ETF	$—	$840,677	$—	$1,172	$—	$(37,734)	$802,943
Timothy Plan High Dividend Stock ETF	21,086,308	—	843,658	590,996	156,571	5,750,940	26,150,161
Timothy Plan US Large/Mid Cap Core Enhanced ETF	—	1,961,434	—	953	—	(75,458)	1,885,976
Timothy Plan US Large/Mid Cap Core ETF	24,669,616	—	1,986,920	227,886	607,245	6,826,072	30,116,013
Total	$45,755,924	—	—	$821,007	$763,816	$12,463,820	$58,955,093

Strategic Growth	Year Ended September 30, 2021
						Net Change in
	Balance			Dividends	Amount of Gain	Unrealized	Fair Value
	September 30,			Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	to Income	Sale of Shares*	(Depreciation)	2021
International	$2,462,011	$1,281,273	$403,240	$—	$106,663	$579,431	$4,026,138
Fixed Income	6,916,817	1,374,536	252,483	88,152	14,214	(271,626)	7,781,458
High Yield Bond	1,916,780	250,659	186,106	84,125	15,857	122,184	2,119,374
Defensive Strategies	2,442,481	144,096	71,406	—	16,102	352,848	2,884,121
Timothy Plan High Dividend Stock Enhanced ETF	—	1,252,524	—	1,732	—	(57,843)	1,194,681
Timothy Plan High Dividend Stock ETF	3,679,400	—	2,970,104	82,650	468,446	610,519	1,788,261
Timothy Plan International ETF	8,078,257	143,988	554,514	191,701	53,820	1,435,956	9,157,507
Timothy Plan US Large/Mid Cap Core Enhanced ETF	—	3,258,731	129,799	1,502	3,974	(125,141)	3,007,765
Timothy Plan US Large/Mid Cap Core ETF	6,011,047	—	4,061,756	48,874	1,247,150	597,445	3,793,886
Timothy Plan US Small Cap Core ETF	2,477,367	593,239	628,598	42,683	72,073	1,182,895	3,696,976
Total	$33,984,160	—	—	$541,419	$1,998,299	$4,426,668	$39,450,167

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Conservative Growth	Year Ended September 30, 2021
						Net Change in
	Balance			Dividends	Amount of Gain	Unrealized	Fair Value
	September 30,			Credited to	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	Income	Sale of Shares*	(Depreciation)	2021
International	$2,100,853	$1,119,300	$476,707	$—	$118,633	$464,287	$3,326,366
Fixed Income	18,136,503	3,644,575	—	233,484	—	(663,382)	21,117,696
High Yield Bond	2,544,601	249,678	13,091	114,494	2,126	179,813	2,963,127
Defensive Strategies	2,778,571	43,928	96,395	—	22,035	394,276	3,142,415
Timothy Plan High Dividend Stock Enhanced ETF	—	795,929	—	1,100	—	(36,783)	759,146
Timothy Plan High Dividend Stock ETF	3,498,998	—	3,493,690	68,992	512,922	495,898	1,014,128
Timothy Plan International ETF	6,528,482	172,785	823,281	152,175	95,672	1,110,896	7,084,554
Timothy Plan US Large/Mid Cap Core Enhanced ETF	—	3,211,110	44,174	1,521	1,394	(123,825)	3,044,505
Timothy Plan US Large/Mid Cap Core ETF	6,570,189	—	4,500,629	52,696	1,353,659	640,563	4,063,782
Timothy Plan US Small Cap Core ETF	2,347,515	873,380	748,083	41,207	100,847	1,080,077	3,653,736
Total	$44,505,712	—	—	$665,669	$2,207,288	$3,541,820	$50,169,455

Growth & Income	Year Months Ended September 30, 2021
						Net Change in
	Balance				Amount of Gain	Unrealized	Fair Value
	September 30,			Dividends Credited	(Loss) Realized on	Appreciation	September 30,
Fund	2020	Purchases	Sales	to Income	Sale of Shares	(Depreciation)	2021
Timothy Plan High Dividend Stock Enhanced ETF	$—	$2,531,500	$—	$3,899	$—	$(98,340)	$2,433,160
Timothy Plan High Dividend Stock ETF	10,611,914	—	4,113,453	268,925	590,568	2,345,539	9,434,568
Total	$10,611,914	—	—	$272,824	$590,568	$2,247,199	$11,867,728

Note 8 | Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2021, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	(Depreciation)
Aggressive Growth	$37,720,014	$16,066,437	$(849,170)	$15,217,267
International	99,249,652	39,006,193	(1,870,381)	37,135,812
Large/Mid Cap Growth	87,609,853	48,635,265	(1,618,936)	47,016,329
Small Cap Value	143,191,853	30,644,886	(4,580,680)	26,064,206
Large/Mid Cap Value	190,463,087	65,170,094	(1,976,101)	63,193,993
Fixed Income	125,451,681	2,630,272	(682,503)	1,947,769
High Yield Bond	132,213,574	4,844,971	(751,311)	4,093,660
Israel Common Values	65,040,809	53,532,478	(3,064,131)	50,468,347
Defensive Strategies	50,757,621	9,395,506	(1,796,373)	7,599,133
Strategic Growth	35,830,915	5,168,742	(229,087)	4,939,655
Conservative Growth	46,878,682	5,081,945	(253,737)	4,828,208
Growth & Income	16,651,390	1,716,052	(139,042)	1,577,010

Note 9 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2021 and the fiscal year ended September 30, 2020 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value
Year ended September 30, 2021
Ordinary Income	$—	$322,810	$—	$381,400
Long-term Capital Gains	2,250,728	—	1,972,013	—
	$2,250,728	$322,810	$1,972,013	$381,400

Year ended September 30, 2020
Ordinary Income	$—	$719,040	$—	$401,399
Long-term Capital Gains	—	—	3,719,674	5,136,073
Return of Capital	—	426	—	—
	$—	$719,466	$3,719,674	$5,537,472

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies
Year ended September 30, 2021
Ordinary Income	$4,829,716	$1,398,718	$4,521,889	$—	$—
Long-term Capital Gains	2,241,234	—	—	—	—
	$7,070,950	$1,398,718	$4,521,889	$—	$—

Year ended September 30, 2020
Ordinary Income	$980,213	$1,408,178	$3,368,743	$876,698	$538,485
Long-term Capital Gains	23,456,393	—	—	3,222	586,619
Return of Capital	—	—	—	18,224	4,811
	$24,436,606	$1,408,178	$3,368,743	$898,144	$1,129,915

	Strategic Growth	Conservative Growth	Growth & Income Fund
Year ended September 30, 2021
Ordinary Income	$78,822	$173,742	$137,308
Long-term Capital Gains	1,207,004	1,068,245	4,742
	$1,285,826	$1,241,987	$142,050

Year ended September 30, 2020
Ordinary Income	$—	$96,249	$186,187
Long-term Capital Gains	1,336,492	1,589,656	—
Return of Capital	—	—	1,620
	$1,336,492	$1,685,905	$187,807

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $322,810 for the fiscal year ended September 30, 2021 for the International Fund, and $101,802 for fiscal year ended September 30, 2020 for Israel Common Values Fund, which has been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes. Strategic Growth Fund had $21,486 of foreign taxes paid and Conservative Growth Fund had $17,056 included with distributions as well.

As of September 30, 2021, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap	Small Cap Value
	Fund	Fund	Growth Fund	Fund
Undistributed Ordinary Income	$140,857	$780,414	$—	$10,878,081
Long-Term Capital Gains	3,312,762	—	8,186,840	3,320,891
Capital Loss Carry Forward	—	(161,975)	—	—
Unrealized Appreciation (Depreciation)	15,217,267	37,135,799	47,016,324	26,064,206
	$18,670,886	$37,754,238	$55,203,164	$40,263,178

	Large/Mid Cap	Fixed Income	High Yield Bond	Israel Common
	Value Fund	Fund	Fund	Values Fund
Undistributed Ordinary Income	$104,458	$14,609	$401,161	$—
Long-Term Capital Gains	11,134,625	—	—	—
Capital Loss Carry Forward	—	(1,097,003)	—	(900,215)
Unrealized Appreciation (Depreciation)	63,193,993	1,947,769	4,093,660	50,468,141
	$74,433,076	$865,375	$4,494,821	$49,567,926

	Defensive	Strategic Growth	Conservative	Growth & Income
	Strategies Fund	Fund	Growth Fund	Fund
Undistributed Ordinary Income	$338,983	$90,570	$67,682	$—
Long-Term Capital Gains	—	1,827,872	1,998,744	75,004
Capital Loss Carry Forward	(153,204)	—	—	—
Unrealized Appreciation (Depreciation)	7,599,169	4,939,655	4,828,208	1,577,010
	$7,784,948	$6,858,097	$6,894,634	$1,652,014

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for C-Corporation return of capital distributions and perpetual bonds. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $(13), $36, $(5), $(206) for the International, Defensive Strategies, Large-Mid Cap Growth, and Israel Common Values Funds, respectively.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Note 10 | Capital Loss Carryforwards, Post October and Other Losses

At September 30, 2021, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Capital Loss Carry Forward
Fund	Short-Term	Long-Term	Total	Utilized
International Fund	$161,975	$—	$161,975	$3,794,230
Small Cap Value Fund	—	—	—	5,073,326
Fixed Income Fund	1,097,003	—	1,097,003	138,088
High Yield Bond Fund	—	—	—	1,097,080
Israel Common Values Fund	900,215	—	900,215	—
Defensive Strategies Fund	—	153,204	153,204	1,302,749
Growth & Income Fund	—	—	—	421,773

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 11 | NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (’‘ASU 2020-04’’). The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any of applying this ASU.

Note 12 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Note 13 | TAX INFORMATION (Unaudited)

The Strategic Growth and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2021:

	Foreign Taxes paid	Foreign Source Income
Strategic Growth Fund	$21,486	$191,414
Conservative Growth Fund	17,056	151,947

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at a meeting held on February 25-26, 2021. A description of the factors considered by the Board in renewing the IA Agreement are set forth below.

The Trustees, including the Independent Trustees, noted with approval the Advisor’s experience and consistency in incorporating and implementing the unique, Biblically-based management style that is a stated objective of all the Funds, as set forth in the Funds’ prospectus.

The Board also received and reviewed a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures. In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2020, and noted that updated financial statements were provided at each Board Meeting.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting.

The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which TPL maintains, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent, and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds.

The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board noted with approval that TPL was voluntarily waiving a portion of its fees for certain Funds in order to lower overall expenses. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance.

Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets and that each Fund was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one-year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL, and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2021. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. Next, the Board discussed the nature, extent, and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets and that Westwood was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Westwood Sub- Advisory Agreement for an additional one-year period, the Board did not place specific emphasis on any one factor discussed above but considered all

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, and Defensive Strategies TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2021. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S to other similar clients. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S. Next, the Board discussed the nature, extent, and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets and that BHM&S was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one-year period, the Board did not place specific emphasis on any one factor discussed above but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL, and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2021. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. Next, the Board discussed the nature, extent, and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets and that Chartwell was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one-year period, the Board did not place specific emphasis on any one factor discussed above but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL, and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2021. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. Next, the Board discussed the nature, extent, and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets and that Core was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub- Advisory Agreement would be in the best interests of the Fund’s shareholders. In approving the renewal of the Core Sub-Advisory Agreement, the Board did not place specific emphasis on any one factor discussed above but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

Notes to Financial Statements
September 30, 2021 (Continued)
Timothy Plan Family of Funds

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL, and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 26, 2021. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. Next, the Board discussed the nature, extent, and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets and that Eagle was committed to maintain its investment mandate, even if that meant underperformance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one-year period, the Board did not place specific emphasis on any one factor discussed above but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, and Timothy Plan Growth & Income Fund (the “Funds”), twelve of the portfolios constituting The Timothy Plan, as of September 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2021, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021, including observation of precious metals, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 24, 2021

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Expense Examples – (Unaudited)
September 30, 2021

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2021, through September 30, 2021.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,089.60	$7.96
Hypothetical - Class A **	$1,000.00	$1,017.45	$7.69
Actual - Class C *	$1,000.00	$1,085.40	$11.87
Hypothetical - Class C **	$1,000.00	$1,013.69	$11.46
Actual - Class I *	$1,000.00	$1,090.00	$6.65
Hypothetical - Class I **	$1,000.00	$1,018.70	$6.43

*	Expenses are equal to the Fund’s annualized expense ratio of 1.52% for Class A, 2.27% for Class C and 1.27% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 8.96% for Class A, 8.54% for Class C and 9.00% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)
September 30, 2021

INTERNATIONAL FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,034.60	$8.06
Hypothetical - Class A **	$1,000.00	$1,017.15	$7.99
Actual - Class C *	$1,000.00	$1,030.90	$11.86
Hypothetical - Class C **	$1,000.00	$1,013.39	$11.76
Actual - Class I *	$1,000.00	$1,035.30	$6.79
Hypothetical - Class I **	$1,000.00	$1,018.40	$6.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Class A, 2.33% for Class C and 1.33% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.46% for Class A, 3.09% for Class C, and 3.53% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,107.10	$6.92
Hypothetical - Class A **	$1,000.00	$1,018.50	$6.63
Actual - Class C *	$1,000.00	$1,102.50	$10.86
Hypothetical - Class C **	$1,000.00	$1,014.74	$10.40
Actual - Class I *	$1,000.00	$1,108.90	$5.60
Hypothetical - Class I **	$1,000.00	$1,019.75	$5.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.31% for Class A, 2.06% for Class C and 1.06% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 10.71% for Class A, 10.25% for Class C, and 10.89% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,023.00	$6.74
Hypothetical - Class A **	$1,000.00	$1,018.40	$6.73
Actual - Class C *	$1,000.00	$1,018.70	$10.53
Hypothetical - Class C **	$1,000.00	$1,014.64	$10.50
Actual - Class I *	$1,000.00	$1,024.30	$5.48
Hypothetical - Class I **	$1,000.00	$1,019.65	$5.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A, 2.08% for Class C and 1.08% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.30% for Class A, 1.87% for Class C, and 2.43% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)
September 30, 2021

LARGE/MID CAP VALUE FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,061.60	$6.82
Hypothetical - Class A **	$1,000.00	$1,018.45	$6.68
Actual - Class C *	$1,000.00	$1,057.00	$10.67
Hypothetical - Class C **	$1,000.00	$1,014.69	$10.45
Actual - Class I *	$1,000.00	$1,062.90	$5.53
Hypothetical - Class I **	$1,000.00	$1,019.70	$5.42

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Class A, 2.07% for Class C, and 1.07% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 6.16% for Class A, 5.70% for Class C, and 6.29% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,005.00	$4.67
Hypothetical - Class A **	$1,000.00	$1,020.41	$4.71
Actual - Class C *	$1,000.00	$1,000.60	$8.43
Hypothetical - Class C **	$1,000.00	$1,016.65	$8.49
Actual - Class I *	$1,000.00	$1,005.30	$3.42
Hypothetical - Class I **	$1,000.00	$1,021.66	$3.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93% for Class A, 1.68% for Class C, and 0.68% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.50% for Class A, 0.06% for Class C, and 0.53% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,033.10	$4.89
Hypothetical - Class A **	$1,000.00	$1,020.26	$4.86
Actual - Class C *	$1,000.00	$1,029.70	$8.70
Hypothetical - Class C **	$1,000.00	$1,016.50	$8.64
Actual - Class I *	$1,000.00	$1,034.30	$3.62
Hypothetical - Class I **	$1,000.00	$1,021.51	$3.60

**	Expenses are equal to the Fund’s annualized expense ratio of 0.96% for Class A, 1.71% for Class C, and 0.71% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 3.31% for Class A, 2.97% for Class C, and 3.43% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)
September 30, 2021

DEFENSIVE STRATEGIES FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,050.50	$6.63
Hypothetical - Class A **	$1,000.00	$1,018.60	$6.53
Actual - Class C *	$1,000.00	$1,046.80	$10.47
Hypothetical - Class C **	$1,000.00	$1,014.84	$10.30
Actual - Class I *	$1,000.00	$1,052.00	$5.35
Hypothetical - Class I **	$1,000.00	$1,019.85	$5.27

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A, 2.04% for Class C and 1.04% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 5.05% for Class A, 4.68% for Class C and 5.20% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,027.30	$4.83
Hypothetical - Class A **	$1,000.00	$1,020.31	$4.81
Actual - Class C *	$1,000.00	$1,023.70	$8.62
Hypothetical - Class C **	$1,000.00	$1,016.55	$8.59

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A and 1.70% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.73% for Class A and 2.37% for Class C for the six-month period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,020.10	$5.17
Hypothetical - Class A **	$1,000.00	$1,019.95	$5.16
Actual - Class C *	$1,000.00	$1,016.80	$8.95
Hypothetical - Class C **	$1,000.00	$1,016.19	$8.95

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A and 1.77% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.01% for Class A and 1.68% for Class C for the six-month period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)
September 30, 2021

ISRAEL COMMON VALUES FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,158.50	$8.55
Hypothetical - Class A **	$1,000.00	$1,017.15	$7.99
Actual - Class C *	$1,000.00	$1,153.50	$12.58
Hypothetical - Class C **	$1,000.00	$1,013.39	$11.76
Actual - Class I *	$1,000.00	$1,159.90	$7.20
Hypothetical - Class I **	$1,000.00	$1,018.40	$6.73

*	Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Class A, 2.33% for Class C and 1.33% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 15.85% for Class A, 15.35% for Class C and 15.99% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During Period
			4/1/2021 through
	4/1/2021	9/30/2021	9/30/2021
Actual - Class A *	$1,000.00	$1,012.70	$7.32
Hypothetical - Class A **	$1,000.00	$1,017.80	$7.33
Actual - Class C *	$1,000.00	$1,008.40	$11.08
Hypothetical - Class C **	$1,000.00	$1,014.04	$11.11
Actual - Class I ***	$1,000.00	$1,013.00	$6.06
Hypothetical - Class I **	$1,000.00	$1,019.05	$6.07

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Class A, 2.20% for Class C and 1.20% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.27% for Class A, 0.84% for Class C and 1.30% for Class I for the period of April 1, 2021, to September 30, 2021.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center Commons Maitland, FL Born: 1942	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1055 Maitland Center Commons Maitland, FL Born: 1930	Trustee Emeritus and Secretary	Indefinite; Trustee and Secretary since 1995, Trustee Emeritus as of 2020	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 1055 Maitland Center Commons Maitland, FL Born: 1956	Trustee	Indefinite; Trustee since 2000	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

*	Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

**	Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

Officers and Trustees of the Trust (Unaudited)
(Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Retired. Associate Professor Stetson University for the past 40 years. Retired Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.		None

Officers and Trustees of the Trust (Unaudited)
(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Scott Preissler, Ph.D. is the Executive Director of The National Center for Stewardship& Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Officers and Trustees of the Trust (Unaudited)
(Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Abraham M. Rivera 1055 Maitland Center Commons Maitland, FL Born: 1969	Trustee	Indefinite; Trustee since 2020	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Pastor / President / Director, for La Puerta Life Center, Inc., a Florida corporation.		1

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Dale A. Bissonette 1055 Maitland Center Commons Maitland, FL Born: 1958	Trustee	Indefinite; Trustee since 2020	18
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President, Good Place Holdings, a Christian Centered Business Holding Company.		None

EXECUTIVE OFFICERS

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee
Terry Covert 1055 Maitland Center Commons Maitland, FL Born: 1947	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Chief Compliance Officer and General Counsel for the Advisor, Timothy Partners, Ltd.		N/A

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee
Cheryl Mumbert 1055 Maitland Center Commons Maitland, FL Born: 1970	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Chief Marketing Officer for Advisor, Timothy Partners, Ltd.		N/A

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee
David D. Jones 1055 Maitland Center Commons Maitland, FL Born: 1957	Chief Compliance Officer	Since 2004, Indefinite Term	N/A
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:

● Social Security Number

● Assets

● Retirement Assets

● Transaction History

● Checking Account History

● Purchase History

● Account Balances

● Account Transactions

● Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse or your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you
● Open an account
● Provide account information
● Give us your contact information
● Make deposits or withdrawals from your account
● Make a wire transfer
● Tell us where to send the money
● Tell us who receives the money
● Show your government-issued ID
● Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:

● Sharing for affiliates’ everyday business purposes-information about your creditworthiness.

● Affiliates from using your information to market to you.

● Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. ● The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-Q’s successor form, Form N-PORT. The filings are available free of charge, upon request, by calling the Trust toll-free at 1-800-662-0201. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

BOARD OF TRUSTEES
Arthur D. Ally
Rick Copeland
Deborah Honeycutt
Bill Johnson
John C. Mulder
Scott Preissler
Alan Ross
Mathew D. Staver
Patrice Tsague
Abraham M. Rivera
Dale A. Bissonette

OFFICERS
Arthur D. Ally, President
Joseph E. Boatwright, Secretary
Terry Covert, Vice President
Cheryl Mumbert, Vice President
David D. Jones, Chief Compliance Officer

INVESTMENT ADVISOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

DISTRIBUTOR
Timothy Partners, Ltd.
1055 Maitland Center Commons
Maitland, FL 32751

TRANSFER AGENT
Ultimus Fund Solutions, LLC
4221 N. 203rd St, Suite 100
Elkhorn, NE 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Ave., Suite 800 Cleveland, OH 44115

LEGAL COUNSEL David D Jones, Esq. 20770 Hwy 281 N., Suite 108-619 San Antonio, TX 78258

For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com	HEADQUARTERS The Timothy Plan 1055 Maitland Center Commons Maitland, Florida 32751 (800) 846-7526 www.timothyplan.com invest@timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.	SHAREHOLDER SERVICES Ultimus Fund Solutions, LLC 4221 N. 203rd St, Suite 100 Elkhorn, NE 68022-3474 (800) 662-0201

TP-AR21

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

(b) Include a copy of each notice transmitted to stockholders in reliance on Rule 30e-3 under the Act (17 CFR 270.30e-3) that contains disclosures specified by paragraph (c)(3) of that rule. Not applicable

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland.  The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2021 FY 2020 FY 2019 FY 2018 FY 2017	$ 158,250 $ 158,250 $ 175,500 $ 175,500 $ 175,500
FY 2016	$ 170,900
FY 2015	$ 168,900
FY 2014	$ 168,400

(b)	Audit-Related Fees

The Timothy Plan        Registrant                    Adviser

FY 2021 FY 2020 FY 2019 FY 2018 FY 2017	$ 0 $ 0 $ 0 $ 0 $ 0	$ 0 $ 0 $ 0 $ 0 $ 0
FY 2016	$ 0	$ 0
FY 2014	$ 0	$ 0
FY 2015	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2021 FY 2020 FY 2019 FY 2018 FY 2017	$ 0 $ 0 $ 0 $ 0 $ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the fees:	preparation of the 1120 RIC

(d)	All Other Fees

                                                         Registrant

The Timothy Plan
FY 2021 FY 2020 FY 2019 FY 2018 FY 2017	$ 0 $ 0 $ 0 $ 0 $ 0
FY 2016	$ 0
FY 2015	$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                           0%

Tax Fees:                                          0%

All Other Fees:                                  0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser

FY 2021 FY 2020 FY 2019 FY 2018 FY 2017	$ 0 $ 0 $ 0 $ 0 $ 0	$0 $0 $0 $0 $0
FY 2016	$ 0	$0
FY 2015	$ 0	$0
FY 2014	$ 0	$0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a)(1)                      Code is filed herewith

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)                    Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	9/26/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	9/26/22